     As filed with the Securities and Exchange Commission on June 18, 2009

                              FILE NO. 333-158183

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-1
                       POST-EFFECTIVE AMENDMENT NO. 1 TO

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                           (Exact Name of Registrant)

                               NEW YORK 36-2608394
                  (State or Other Jurisdiction (I.R.S. Employer
            of Incorporation or Organization) Identification Number)

                                      6300
            (Primary Standard Industrial Classification Code Number)

                                100 MOTOR PARKWAY
                                    SUITE 132
                            HAUPPAUGE, NEW YORK 11788
                                  631/357-8920
            (Address and Phone Number of Principal Executive Office)

                                 SUSAN L. LEES
                        DIRECTOR, VICE PRESIDENT,
                          GENERAL COUNSEL AND SECRETARY
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000
       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                              JOCELYN LIU, ESQUIRE
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                           3100 SANDERS ROAD SUITE J5B
                              NORTHBROOK, IL 60062

Approximate date of commencement of proposed sale to the Public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]   Accelerated filer [ ]

Non-accelerated filer [X] (Do not check if a smaller reporting company)

Smaller reporting company [ ]

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                Explanatory Note

This post-effective amendment is being filed to change the registration statement from Form S-3 to Form S-1 and to include supplemental disclosure complying with Form S-1.

                     Allstate Life Insurance Company of New York
                        Supplement dated August 14, 2009
                To the following Prospectuses, as supplemented:

                Allstate Provider, Prospectus Dated May 1, 2002
               SelectDirections, Prospectus Dated April 30, 2005
               AIM Lifetime Plus, Prospectus Dated April 30, 2005
             AIM Lifetime Plus II, Prospectus Dated April 30, 2005
               Custom Portfolio, Prospectus Dated April 30, 2005

This prospectus supplement amends certain disclosure contained in the prospectuses referenced above for your variable annuity contract issued by Allstate Life Insurance Company of New York ("Allstate New York").

The "Annual Reports and Other Documents" Section is deleted and replaced with the following:

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission ("SEC") recently adopted rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Rule 12h-7 exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. Each of the variable annuities described in the prospectuses referenced above fall within the exemption provided under rule 12h-7. Allstate New York is hereby providing notice that it is electing to rely on the exemption provided under rule 12h-7 effective as of the date of this prospectus supplement or as soon as possible thereafter, and will be suspending filing reports under the Exchange Act.

The SEC allows us to "incorporate by reference" information that we file with the SEC into this prospectus supplement which means that incorporated documents are considered part of this prospectus supplement. We can disclose important information to you by referring you to those documents. This prospectus supplement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 18, 2009, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the SEC on May 12, 2009.

Allstate New York will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Allstate New York, P.O. Box 758565, Topeka, KS 66675-8565 or by calling 1-800-457-8207. The public may read and copy any materials that Allstate New York files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov).

                   Allstate Life Insurance Company of New York

                               AIM Lifetime Plus

                              AIM Lifetime Plus II

                       Allstate Provider Variable Annuity

                                Custom Portfolio

                               Select Directions

                       Supplement, dated May 1, 2009

This supplement amends certain disclosure contained in the prospectus for certain annuity contracts issued by Allstate Life Insurance Company of New York.

Under the "More Information" section, the subsection entitled "Legal Matters" is deleted and replaced with the following:

LEGAL MATTERS

Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under applicable state insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate New York.

The "Annual Reports and Other Documents" section is deleted and replaced with the following:

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate Life Insurance Company of New York ("Allstate New York") incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report, including filings made on Form 10-Q and Form 8-K. In addition, all documents subsequently filed by Allstate New York pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Allstate New York will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Allstate New York, P.O. Box 70178, Philadelphia, PA 19176 or by calling 1-877-234-8688. Allstate New York files periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that Allstate New York files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov).

EXPERTS

In the prospectus for Allstate Provider Variable Annuity, the section entitled "Experts" is deleted.

AIM LIFETIME PLUS(SM) VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 82656, LINCOLN, NE 68501-2656 TELEPHONE NUMBER: 1-800-692-4682
PROSPECTUS DATED APRIL 30, 2005

Allstate Life Insurance Company of New York ("Allstate New York") has issued the AIM Lifetime Plus(SM) Variable Annuity, a group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 19 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include the fixed account ("FIXED ACCOUNT") and 18 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("FUNDS") of AIM Variable Insurance Funds (Series I shares):

AIM V.I. AGGRESSIVE GROWTH FUND - SERIES I           AIM V.I. GOVERNMENT SECURITIES FUND -
AIM V.I. BALANCED FUND - SERIES I*                    SERIES I
AIM V.I. BASIC VALUE FUND - SERIES I                 AIM V.I. GROWTH FUND - SERIES I
AIM V.I. BLUE CHIP FUND - SERIES I                   AIM V.I. HIGH YIELD FUND - SERIES I
AIM V.I. CAPITAL APPRECIATION FUND - SERIES I        AIM V.I. INTERNATIONAL GROWTH FUND -
AIM V.I. CAPITAL DEVELOPMENT FUND - SERIES I          SERIES I
AIM V.I. CORE EQUITY FUND - SERIES I                 AIM V.I. MID CAP CORE EQUITY FUND -
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND - SERIES I**    SERIES I
AIM V.I. DIVERSIFIED INCOME FUND - SERIES I          AIM V.I. MONEY MARKET FUND - SERIES I
                                                     AIM V.I. PREMIER EQUITY FUND - SERIES I
                                                     AIM V.I. TECHNOLOGY FUND - SERIES I
                                                     AIM V.I. UTILITIES FUND - SERIES I

* Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I.

** Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I.

                THE SECURITIES AND EXCHANGE
                COMMISSION HAS NOT APPROVED
                OR DISAPPROVED THE
                SECURITIES DESCRIBED IN
                THIS PROSPECTUS, NOR HAS IT
                PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS
                PROSPECTUS. ANYONE WHO
                TELLS YOU OTHERWISE IS
                COMMITTING A FEDERAL CRIME.

                THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS
IMPORTANT       THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
 NOTICES        INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
                BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.

                THE CONTRACTS WERE ONLY
                AVAILABLE IN NEW YORK, BUT
                ARE NO LONGER AVAILABLE FOR
                SALE.

WE (Allstate New York) have filed a Statement of Additional Information, dated April 30, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 40 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov) You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                                  1 PROSPECTUS

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
OVERVIEW
  Important Terms                                                              3
  The Contract at a Glance                                                     4
  How the Contract Works                                                       6
  Expense Table                                                                7
  Financial Information                                                        9
CONTRACT FEATURES
  The Contract                                                                 9
  Purchases                                                                   10
  Contract Value                                                              11
  Investment Alternatives                                                     12
     The Variable Sub-Accounts                                                12
     The Fixed Account                                                        13
     Transfers                                                                15
  Expenses                                                                    17
  Other Expenses                                                              19
  Access To Your Money                                                        19

                                                                            PAGE
                                                                            ----
  Income Payments                                                             20
  Death Benefits                                                              22
OTHER INFORMATION
  More Information:                                                           24
     Allstate New York                                                        24
     The Variable Account                                                     24
     The Funds                                                                24
     The Contract                                                             25
     Non-Qualified Annuities Held Within a Qualified Plan                     25
     Legal Matters                                                            26
  Taxes                                                                       27
  Annual Reports and Other Documents                                          34
APPENDIX A-ACCUMULATION UNIT VALUES AND NUMBER OF ACCUMULATION
UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE
CONTRACTS WERE FIRST OFFERED                                                  35
APPENDIX B-MARKET VALUE ADJUSTMENT                                            39
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                         40

                                  2 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            PAGE
                                                                            ----
Accumulation Phase                                                             6
Accumulation Unit                                                             11
Accumulation Unit Value                                                       11
Allstate New York ("We" and/or "us")                                       1, 24
Anniversary Values                                                            22
Annuitant                                                                      9
Automatic Additions Program                                                   10
Automatic Fund Rebalancing Program                                            17
Beneficiary                                                                    9
*Contract                                                                      9
Contract Anniversary                                                           5
Contract Owner ("You")                                                         6
Contract Value                                                                 5
Contract Year                                                                  5
Death Benefit Anniversary                                                     22
Dollar Cost Averaging Program                                                 17
Due Proof of Death                                                            22
Fixed Account                                                                 13

                                                                            PAGE
                                                                            ----
Funds                                                                         24
Guarantee Periods                                                             13
Income Plans                                                                  20
Investment Alternatives                                                       12
Issue Date                                                                     6
Market Value Adjustment                                                    5, 14
Payout Phase                                                                   6
Payout Start Date                                                             20
Preferred Withdrawal Amount                                                   18
SEC                                                                            1
Settlement Value                                                              22
Systematic Withdrawal Program                                                 20
Tax Qualified Contracts                                                       30
Treasury Rate                                                                 15
Valuation Date                                                                10
Variable Account                                                              24
Variable Sub-Account                                                          12

* The AIM Lifetime Plus(SM) Variable Annuity is a group contract, and your ownership is represented by certificates. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

                                  3 PROSPECTUS

THE CONTRACT AT A GLANCE

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE                         PAYMENTS You can purchase a Contract with as
                                 little as $5,000 ($2,000 for "QUALIFIED
                                 CONTRACTS", which are Contracts issued with
                                 qualified plans). You can add to your Contract
                                 as often and as much as you like, but each
                                 payment must be at least $500 ($100 for
                                 automatic purchase payments to the variable
                                 investment options). You must maintain a
                                 minimum account size of $1,000.
-------------------------------------------------------------------------------
RIGHT TO CANCEL                  You may cancel your Contract by returning it to
                                 us within 10 days after receipt ("CANCELLATION
                                 PERIOD"). Upon cancellation, as permitted by
                                 federal or state law, we will return your
                                 purchase payments adjusted to reflect the
                                 investment experience of any amounts allocated
                                 to the Variable Account. The adjustment will
                                 reflect the deduction of mortality and expense
                                 risk charges and administrative expense
                                 charges.
-------------------------------------------------------------------------------
EXPENSES                         You will bear the following expenses:

                                 . Total Variable Account annual fees equal to 1.45% of average daily net assets

                                 . Annual contract maintenance charge of $35 (with certain exceptions)

                                 . Withdrawal charges ranging from 0% to 7% of payment withdrawn (with certain exceptions)

                                 . Transfer fee of $10 after 12th transfer in any CONTRACT YEAR (fee currently waived)

                                 . State premium tax (New York currently does not impose one).

                                 In addition, each Fund pays expenses that you
                                 will bear indirectly if you invest in a
                                 Variable Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT                       The Contract offers 19 investment alternatives
ALTERNATIVES                     including:

                                 . the Fixed Account (which credits interest at rates we guarantee), and

                                 .    18 Variable Sub-Accounts investing in
                                      Funds offering professional money
                                      management by A I M Advisors, Inc.

                                 To find out current rates being paid on the
                                 Fixed Account, or to find out how the Variable
                                 Sub-Accounts have performed, please call us at
                                 1-800-692-4682.
-------------------------------------------------------------------------------
SPECIAL SERVICES                 For your convenience, we offer these special
                                 services:

                                 .    AUTOMATIC FUND REBALANCING PROGRAM

                                 .    AUTOMATIC ADDITIONS PROGRAM

                                 .    DOLLAR COST AVERAGING PROGRAM

                                 .    SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------
INCOME PAYMENTS                  You can choose fixed income payments, variable
                                 income payments, or a combination of the two.
                                 You can receive your income payments in one of the following ways:

                                 .    life income with guaranteed payments

                                 .    a joint and survivor life income with
                                      guaranteed payments

                                 .    guaranteed payments for a specified period
                                      (5 to 30 years).
-------------------------------------------------------------------------------
DEATH BENEFITS                   If you or the Annuitant (if the Contract is
                                 owned by a non-living person) die before the
                                 PAYOUT START DATE, we will pay the death
                                 benefit described in the Contract.
-------------------------------------------------------------------------------

                                  4 PROSPECTUS

TRANSFERS                        Before the Payout Start Date, you may transfer
                                 your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. Transfers to the Fixed Account must be at least $500.

                                 We do not currently impose a fee upon
                                 transfers. However, we reserve the right to
                                 charge $10 per transfer after the 12th transfer
                                 in each "CONTRACT YEAR," which we measure from
                                 the date we issue your contract or a Contract
                                 anniversary ("CONTRACT ANNIVERSARY").
-------------------------------------------------------------------------------
WITHDRAWALS                      You may withdraw some or all of your Contract
                                 Value at anytime during the Accumulation Phase.
                                 Full or partial withdrawals are available under limited circumstances on or after the Payout
                                 Start Date.

                                 In general, you must withdraw at least $50 at a time. ($1,000 for withdrawals made during the Payout Phase.) Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and MARKET VALUE ADJUSTMENT also may apply.
-------------------------------------------------------------------------------

                                  5 PROSPECTUS

HOW THE CONTRACT WORKS

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 19 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or the Fixed Account. If you invest in the Fixed Account, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 20. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                  Payout Start
Date              Accumulation Phase       Date                Payout Phase
---------------------------------------------------------------------------------------------------
You buy      You save for retirement   You elect to receive   You can receive    Or you can receive
a Contract                             income payments or     income payments    income payments
                                       receive a lump sum     for a set period   for life
                                       payment

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner or, if none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-692-4682 if you have any questions about how the Contract works.

                                  6 PROSPECTUS

EXPENSE TABLE

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

Number of Complete Years Since We Received the Purchase Payment    0    1    2    3    4    5    6     7+
Being Withdrawn
-----------------------------------------------------------------------------------------------------------
Applicable Charge                                                  7%   6%   5%   4%   3%   2%   1%    0%
-----------------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                                $35.00**
-----------------------------------------------------------------------------------------------------------
Transfer Fee                                                                     $10.00***
-----------------------------------------------------------------------------------------------------------

* Each Contract Year, you may withdraw up to 10% of purchase payments without incurring a withdrawal charge or a Market Value Adjustment.

**   We will waive this charge in certain cases. See "Expenses."

*** Applies solely to the thirteenth and subsequent transfers within a Contract Year excluding transfers due to dollar cost averaging or automatic fund rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Mortality and Expense Risk Charge                                        1.35%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.45%
-------------------------------------------------------------------------------

FUND ANNUAL EXPENSES
(as a percentage of Fund average daily net assets) (1)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.

More detail concerning each Fund's fees and expenses appears in the prospectus for each Fund.

                              ANNUAL FUND EXPENSES

                                                               Minimum   Maximum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/(1)/
(expenses that are deducted from Fund assets,
which may include management fees, distribution
and/or services
(12b-1) fees, and
other expenses)                                                 0.75%     1.16%
--------------------------------------------------------------------------------

(1) Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2004.

                                  7 PROSPECTUS

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

..    invested $10,000 in the Contract for the time periods indicated,

..    earned a 5% annual return on your investment, and

..    surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                 1 Year   3  Years   5  Years   10 Years
------------------------------------------------------------------------
Costs Based on Maximum Annual
Fund Expenses                     $842     $1,283     $1,746     $3,278
------------------------------------------------------------------------
Costs Based on Minimum Annual
Fund Expenses                     $800     $1,158     $1,538     $2,866
------------------------------------------------------------------------

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                 1 Year   3  Years   5  Years   10 Years
-------------------------------------------------------------------------
Costs Based on Maximum
Annual Fund Expenses              $302      $923      $1,566     $3,278
------------------------------------------------------------------------
Costs Based on Minimum
Annual Fund Expenses              $260      $798      $1,358     $2,866
------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY FUND EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME A MORTALITY AND EXPENSE RISK CHARGE OF 1.35%, AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10% AND AN ANNUAL CONTRACT CHARGE OF $35. THE ABOVE EXAMPLES ASSUME TOTAL ANNUAL FUND EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.

                                  8 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.

THE CONTRACT

CONTRACT OWNER

The AIM Lifetime Plus(SM) Variable Annuity is a contract between you, the Contract owner, and Allstate New York, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..    the investment alternatives during the Accumulation and Payout Phases,

..    the amount and timing of your purchase payments and withdrawals,

..    the programs you want to use to invest or withdraw money,

..    the income payment plan you want to use to receive retirement income,

..    the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..    the Beneficiary or Beneficiaries who will receive the benefits that the
     Contract provides when the last surviving Contract Owner or Annuitant dies, and

..    any other rights that the Contract provides.

If you die, any surviving Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a Grantor Trust, the Owner will be considered a non-living person for purpose of this section and the Death Benefit section. The maximum issue age of a Contract owner is age 90 as of the date we receive the completed application to purchase the Contract.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. If the Contract Owner is a living person you may change the Annuitant prior to the Payout Start Date. In our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on the Payout Start Date. The maximum issue age of an Annuitant cannot exceed age 80 as of the date we receive the completed application to purchase the Contract.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

..    the youngest Contract Owner if living, otherwise

..    the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person who may elect to receive the Death Benefit or become the new Contract Owner, subject to the Death of Owner provisions, if the sole surviving Contract Owner dies before the Payout Start Date. (See section titled "Death Benefits" for more details.) If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed Income Payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may also name one or more contingent Beneficiaries who will receive any Death Benefit or guaranteed income benefit if there are no surviving primary Beneficiaries upon the death of the sole surviving Contract Owner. You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written

                                  9 PROSPECTUS
notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

..    your spouse or, if he or she is no longer alive,

..    your surviving children equally, or if you have no surviving children,

..    your estate.

If more than one Beneficiary survives you, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal amounts to the surviving Beneficiaries.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

MODIFICATION OF THE CONTRACT

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

No Owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

Your initial Purchase Payment must be at least $5,000 ($2,000 for a Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 without prior approval. We reserve the right to change the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make additional purchase payments of at least $100 ($500 for allocation to the Fixed Account) by automatically transferring amounts from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your Purchase Payments among the Investment Alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the Investment Alternatives.

We will allocate your additional purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit additional Purchase Payments to the Contract at the close of the business day on which we receive the purchase payment at our service center located in Vernon Hills, Illinois (mailing address: P.O. BOX 82656, LINCOLN, NE 68501-2656).

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time

                                  10 PROSPECTUS

(3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus.) You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account Options. Upon cancellation, as permitted by federal or state law, we will return your purchase payments allocated to the Variable Account after an adjustment to reflect investment gain or loss and any applicable charges that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value,

CONTRACT VALUE

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the sum of Sub-Account values in the Fixed Account.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

..    changes in the share price of the Fund in which the Variable Sub-Account invests, and

..    the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                                  11 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 18 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectus before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

SERIES I SHARES:        EACH FUND SEEKS*:               INVESTMENT ADVISOR
-------------------------------------------------------------------------------
AIM V.I. Aggressive     Long-term growth of capital
 Growth Fund - Series
 I**
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund   As high a total return as
 - Series I***           possible, consistent with
                         preservation of capital
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Blue Chip      Long-term growth of capital
 Fund - Series I         with a secondary objective of
                         current income
-------------------------------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series I
-------------------------------------------------------------------------------
AIM V.I. Capital        Long-term growth of capital
 Development Fund -
 Series I
-------------------------------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series I          A I M ADVISORS, INC..
-------------------------------------------------------------------------------
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund - Series I****
-------------------------------------------------------------------------------
AIM V.I. Diversified    High level of current income
 Income Fund - Series
 I
-------------------------------------------------------------------------------
AIM V.I. Government     High level of current income
 Securities Fund -       consistent with reasonable
 Series I                concern for safety of
                         principal
-------------------------------------------------------------------------------
AIM V.I. Growth Fund -  Growth of capital
 Series I
-------------------------------------------------------------------------------
AIM V.I. High Yield     High level of current income
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund - Series
 I
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
-------------------------------------------------------------------------------
AIM V.I. Money Market   As high a level of current
 Fund - Series I         income as is consistent with
                         the preservation of capital
                         and liquidity
-------------------------------------------------------------------------------
AIM V.I. Premier        Long-term growth of capital
 Equity Fund - Series    with income as a secondary
 I                       objective
-------------------------------------------------------------------------------
AIM V.I. Technology     Capital growth
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Utilities      Capital growth and current
 Fund - Series I         income
-------------------------------------------------------------------------------

* A Fund's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

** Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund - Series I, the Fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when Fund assets reach $200 million. During the closed periods the Fund will accept additional investments from existing Contract owners maintaining an allocation in the Fund.

*** Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. In addition, the Fund's objective will change to long-term growth of capital and current income.

**** The AIM V.I. Dent Demographic Trends Fund - Series I is sub-advised by H.S.
     Dent Advisors, Inc. Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. In addition, H.S. Dent Advisors, Inc. will no longer be the sub-advisor to the Fund effective June 30, 2005.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUNDS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE FUNDS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS

                                  12 PROSPECTUS

ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT

You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

GUARANTEE PERIODS

Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. In the future, we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s), if available.

Each purchase payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to the Fixed Account. Please consult with your sales representative for more information.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your sales representative or Allstate New York at 1-800-692-4682. The interest rate will never be less than the minimum guaranteed amount stated in the Contract.

                                  13 PROSPECTUS

HOW WE CREDIT INTEREST.

We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period.

The following example illustrates how a purchase payment allocated to the Fixed Account would grow, given an assumed Guarantee Period and effective annual interest rate:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%

                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value................  $10,000.00
 X (1 + Annual
 Interest Rate)              1.045
                        ----------
                        $10,450.00

Contract Value at end
 of Contract Year.....              $10,450.00
 X (1 + Annual
 Interest Rate)                          1.045
                                    ----------
                                    $10,920.25

Contract Value at end
 of Contract Year.....                          $10,920.25
 X (1 + Annual
 Interest Rate)                                      1.045
                                                ----------
                                                $11,411.66

Contract Value at end
 of Contract Year.....                                      $11,411.66
 X (1 + Annual
 Interest Rate)                                                  1.045
                                                            ----------
                                                            $11,925.19

Contract Value at end
 of Contract Year.....                                                   $11,925.19
 X (1 + Annual
 Interest Rate)                                                               1.045
                                                                        -----------
                                                                         $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict current or future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. At the end of the Guarantee Period, we will automatically renew the Guarantee Period value to a new Guarantee Period of the shortest duration available, to be established on the day the previous Guarantee Period expired, or to the Money Market Variable Sub-account if no Guarantee Periods are available at the time of expiration of the previous Guarantee Period. Please consult with your representative. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a Guarantee Period of the shortest duration available or the Money Market Variable Sub-account. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Please consult with your representative. The new interest rate will be the rate in effect on the 1/ST/ day of the New Period; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Unless you specify otherwise, amounts not withdrawn will be applied to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals in excess of the Preferred Withdrawal Amount, transfers, and amounts applied to an Income Plan from a Guarantee Period, other than those taken or applied during the 30 day period after such Guarantee Period expires, are

                                  14 PROSPECTUS
subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless applied during the 30 day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described below in the "Death Benefit Amount" section below. We will not apply a Market Value Adjustment to a transfer you make as part of a Dollar Cost Averaging Program. We also will not apply a Market Value Adjustment to a withdrawal you make:

..    within the Preferred Withdrawal Amount as described on page 18; or

..    to satisfy the IRS minimum distribution rules.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the time remaining in the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 2 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 2 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may request in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $500. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Fund on the same day as one transfer.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Guarantee Period for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer. If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the

                                  15 PROSPECTUS
proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-692-4682, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Fund, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

..    we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..    whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Funds that we have identified as being susceptible to market timing activities;

..    whether the manager of the underlying Fund has indicated that the transfers interfere with Fund management or otherwise adversely impact the Fund; and

..    the investment objectives and/or size of the Variable Sub-Account underlying Fund.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a

                                  16 PROSPECTUS
result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in a pattern of market timing or excessive trading activity involving multiple Variable Sub-Accounts, we will require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. In addition, for Contracts issued on or after May 1, 2000, if we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will also restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

DOLLAR COST AVERAGING PROGRAM

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount at regular intervals during the Accumulation Phase from any Variable Sub-Account, or the 1 year Guarantee Period of the Fixed Account, to any other Variable Sub-Account. The interval between transfers may be monthly, quarterly, semi-annually, or annually. You may not use dollar cost averaging to transfer amounts to the Fixed Account.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee. In addition, we will not apply the Market Value Adjustment to these transfers.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC FUND REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each

                                  17 PROSPECTUS

Variable Sub-Account in proportion to the amount invested. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is for the cost of maintaining each Contract and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

..    total purchase payments equal $50,000 or more, or

..    all money is allocated to the Fixed Account on a Contract Anniversary.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.35% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw in excess of the Preferred Withdrawal Amount, adjusted by a Market Value Adjustment. The charge declines annually to 0% after 7 complete years from the day we receive the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 7. During each Contract Year, you can withdraw up to 10% of purchase payments without paying the charge. Unused portions of this 10% "PREFERRED WITHDRAWAL AMOUNT" are not carried forward to future Contract Years.

We determine the withdrawal charge by;

..    multiplying the percentage corresponding to the number of complete years since we received the purchase payment being withdrawn by

..    the part of each purchase payment withdrawal that is in excess of the
     Preferred Withdrawal Amount, adjusted by a Market Value Adjustment.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings in the Contract. Thus, for tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.We do not apply a withdrawal charge in the following situations:

..    on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

..    the death of the Contract owner or Annuitant (unless the Settlement Value is used);

..    withdrawals taken to satisfy IRS minimum distribution rules for the
     Contract; or

..    withdrawals made after all purchase payments have been withdrawn.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your

                                  18 PROSPECTUS
own tax counsel or other tax advisers regarding any withdrawals.

We reserve the right to waive the withdrawal charge with respect to Contracts issued to employees and registered representatives of any broker-dealer that has entered into a sales agreement with ALFS, Inc. ("ALFS") to sell the Contracts and all wholesalers and their employees that are under agreement with ALFS to wholesale the Contract.

PREMIUM TAXES

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently making a provision for taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.

OTHER EXPENSES

Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see pages 7-8 above.

We may receive compensation from A I M Advisors, Inc., for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 20.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require that you return your Contract to us. We also will deduct a Contract Maintenance Charge of $35, unless we have waived the Contract Maintenance Charge on your Contract.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.   An emergency exists as defined by the SEC; or

3.   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account for up to 6 months or shorter period if required by law. If we delay payment or transfer for 10 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

                                  19 PROSPECTUS

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging or the Automatic Fund Rebalancing Programs.

Depending on fluctuations in the accumulation unit value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the amount in any Guarantee Period to less than $500, we will treat it as a request to withdraw the entire amount invested in such Guarantee Period. In addition, if your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Before terminating any Contract whose value has been reduced by withdrawals to less than $1,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional Purchase Payment to restore your Contract's value to the contractual minimum of $1,000. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges, and applicable taxes. Your Contract will terminate if you withdraw all of your Contract Value.

INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we apply your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant's 90th birthday.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan. Three Income Plans are available under the Contract. Each is available to provide:

..    fixed income payments;

..    variable income payments; or

..    a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support the variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule,

                                  20 PROSPECTUS
longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

..    pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

..    reduce the frequency of your payments so that each payment will be at least
     $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from the Fixed Account for the duration of the Income Plan. We calculate the fixed income payments by:

1) adjusting the portion of the Contract Value in the Fixed Account on the Payout Start Date by any applicable Market Value Adjustment;

2)   deducting any applicable premium tax; and

3) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 business days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

                                  21 PROSPECTUS

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

DEATH BENEFITS

We will pay a death benefit if, prior to the Payout Start Date:

1.   any Contract owner dies; or

2.   the Annuitant dies, if the Contract owner is not a living person.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of a Contract owned by a non-living owner, upon death of an Annuitant, we will pay the death benefit to the current Contract owner.

We will not settle any death claim until we receive DUE PROOF OF DEATH.

We will accept the following documentation as Due Proof of Death:

..    a certified copy of a death certificate; or

..    a certified copy of a decree of a court of competent jurisdiction as to a finding of death; or

any other proof acceptable to us.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1.   the Contract Value as of the date we determine the death benefit; or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit; or

3. the Contract Value on the DEATH BENEFIT ANNIVERSARY immediately preceding the date we determine the death benefit, adjusted by any purchase payments, partial withdrawals and charges made since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries; or

4. the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. An "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by the amount of any partial withdrawals since that anniversary. Anniversary Values will be calculated for each Contract Anniversary prior to the earlier of: (i) the date we determine the death benefit; or (ii) the deceased's 75th birthday or 5 years after the Issue Date, if later.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit, which includes Due Proof of Death. If we receive a request after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on a Valuation Date, we will process the request as of the end of the following Valuation Date.

DEATH BENEFIT PAYMENTS

If the new Owner is your spouse, the new Owner may:

1.   elect to receive the Death Benefit in a lump sum, or

2. elect to apply the Death Benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

..    The life of the new Owner; or

..    for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

..    over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

If your spouse does not elect one of the above options above, the Contract will continue in the Accumulation

                                  22 PROSPECTUS

Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

..    On the date the Contract is continued, the Contract Value will equal the amount of the Death Benefit as determined as of the Valuation Date on which we received the completed request for settlement of the Death Benefit (the next Valuation Date, if we receive the completed request for settlement of the Death Benefit after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the completed request for settlement of the Death Benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

..    transfer all or a portion of the excess among the Variable Sub-Accounts;

..    transfer all or a portion of the excess into the Guaranteed Maturity Fixed
     Account and begin a new Guarantee Period; or

..    transfer all or a portion of the excess into a combination of Variable
     Sub-Accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.

Only one spousal continuation is allowed under this Contract.

If the new Owner is not your spouse but is a living person, the new Owner may:

1)   elect to receive the Death Benefit in a lump sum, or

2) elect to apply the Death Benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

..    the life of the new Owner; or

..    for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

..    over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

If the new Owner does not elect one of the above options above, then the new Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the Death Benefit as determined as of the Valuation Date on which we received the completed request for settlement of the Death Benefit (the next Valuation Date, if we receive the completed request for settlement of the Death Benefit after 3 p.m. Central
Time). Unless otherwise instructed by the new Owner, the excess, if any, of the Death Benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights as set forth in the TRANSFERS section during this 5 year period.

No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

If the new Owner dies prior to the receiving all of the Contract Value, then the new Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner's death.

We reserve the right to offer additional options upon Death of Owner.

If the new Owner is a corporation, trust, or other non-living person:

(a) The new Owner may elect, within 180 days of the date of death, to receive the Death Benefit in a lump sum; or

(b) If the new Owner does not elect the option above, then the new Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Benefit, the Contract Value under this option will be the Death Benefit. Unless otherwise instructed by the new Owner, the excess, if any of the Death Benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights set forth in the Transfers provision during this 5 year period.

We reserve the right to offer additional options upon Death of Owner.

If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the death proceeds are paid.

DEATH OF ANNUITANT

 If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is

                                  23 PROSPECTUS
a living person, then the Contract will continue with a new Annuitant as designated by the Contract Owner.

If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a non-living person, the following apply:

(a)  The Contract Owner may elect to receive the Death Benefit in a lump sum; or

(b) If the new Owner does not elect the option above, then the Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the Death Benefit, the Contract Value under this option will be the Death Benefit. Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract Owner may then exercise all rights set forth in the Transfers provision during this 5 year period.

We reserve the right to offer additional options upon Death of Annuitant.

MORE INFORMATION

ALLSTATE NEW YORK

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Vernon Hills, Illinois.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

THE VARIABLE ACCOUNT

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 18 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Fund at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

                                  24 PROSPECTUS

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in underlying Funds. We will notify you in advance of any changes.

CONFLICTS OF INTEREST. Certain of the Funds sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Fund. The boards of trustees of these Funds monitor for possible conflicts among Variable Accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Fund's board of trustees may require a Variable Account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8 1/2% of any purchase payments. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed .56%, on an annual basis, of the purchase payments considered in connection with the bonus. These commissions are intended to cover distribution expenses.

Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

..    issuance of the Contracts;

..    maintenance of Contract owner records;

..    Contract owner services;

..    calculation of unit values;

..    maintenance of the Variable Account; and

..    preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life Insurance Company of New York no longer issues deferred annuities to employer sponsored qualified retirement plans.

                                  25 PROSPECTUS

LEGAL MATTERS

All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

                                  26 PROSPECTUS

TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..    the Contract Owner is a natural person,

..    the investments of the Variable Account are "adequately diversified"
     according to Treasury Department regulations, and

..    Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department

                                  27 PROSPECTUS
announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..    if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..    if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..    if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..    if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..    if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any

                                  28 PROSPECTUS
premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or becoming totally disabled,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made under an immediate annuity, or

..    attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate New York is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with

                                  29 PROSPECTUS
all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..    Individual Retirement Annuities (IRAs) under Code Section 408(b);

..    Roth IRAs under Code Section 408A;

..    Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..    Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
     408(p);

..    Tax Sheltered Annuities under Code Section 403(b);

..    Corporate and Self Employed Pension and Profit Sharing Plans under Code
     Section 401; and

..    State and Local Government and Tax-Exempt Organization Deferred
     Compensation Plans under Code Section 457.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate New York no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate New York can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate New York does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made to a beneficiary after the Contract Owner's death,

..    attributable to the Contract Owner being disabled, or

..    made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

                                  30 PROSPECTUS

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or total disability,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made after separation from service after age 55 (does not apply to IRAs),

..    made pursuant to an IRS levy,

..    made for certain medical expenses,

..    made to pay for health insurance premiums while unemployed (applies only for IRAs),

..    made for qualified higher education expenses (applies only for IRAs), and

..    made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..    required minimum distributions, or,

..    a series of substantially equal periodic payments made over a period of at least 10 years, or,

..    a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..    hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate New York is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien or to certain other 'foreign persons'. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer

                                  31 PROSPECTUS
identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..    attains age 59 1/2,

..    severs employment,

..    dies,

..    becomes disabled, or

..    incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do

                                  32 PROSPECTUS
not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate New York no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

..    A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..    An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owner by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate New York no longer issues annuity contracts to employer sponsored qualified retirement plans. Contracts that have been previously sold to State and Local government and Tax-Exempt organization Deferred Compensation Plans will be administered consistent with the rules for contracts intended to qualify under Section 401(a).

                                  33 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate New York's annual report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000839759. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at: Customer Service, 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone: 1-800-692-4682).

                                  34 PROSPECTUS

APPENDIX A ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*

BASIC POLICY

For the period beginning January 1 and ending December 31,     1996     1997      1998      1999       2000
--------------------------------------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --  $ 10.000  $   13.988
 Accumulation Unit Value, End of Period                           --        --        --  $ 13.988  $    14.15
 Number of Units Outstanding, End of Period                       --        --        --    12,661      53,890
AIM V.I. BALANCED - SERIES I SUB-ACCOUNT **
 Accumulation Unit Value, Beginning of Period                     --        --        --  $ 10.000  $   13.162
 Accumulation Unit Value, End of Period                           --        --        --  $ 13.162  $    12.43
 Number of Units Outstanding, End of Period                       --        --        --     6,382      24,499
AIM V.I. BASIC VALUE - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --        --          --
 Accumulation Unit Value, End of Period                           --        --        --        --          --
 Number of Units Outstanding, End of Period                       --        --        --        --          --
AIM V.I. BLUE CHIP - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --        --  $   10.000
 Accumulation Unit Value, End of Period                           --        --        --        --  $     8.82
 Number of Units Outstanding, End of Period                       --        --        --        --      11,309
AIM V.I. CAPITAL APPRECIATION - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.855  $ 11.387  $ 12.739  $ 14.979  $   21.350
 Accumulation Unit Value, End of Period                      $11.387  $ 12.739  $ 14.979  $ 21.350  $    18.75
 Number of Units Outstanding, End of Period                    7,681   161,013   287,336   425,748     456,761
AIM V.I. CAPITAL DEVELOPMENT - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --  $ 10.000  $   11.655
 Accumulation Unit Value, End of Period                           --        --        --  $ 11.655  $    12.55
 Number of Units Outstanding, End of Period                       --        --        --     3,948      18,297
AIM V.I. CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.926  $ 11.699  $ 14.496  $ 18.243  $   24.138
 Accumulation Unit Value, End of Period                      $11.699  $ 14.496  $ 18.243  $ 24.138  $    20.33
 Number of Units Outstanding, End of Period                    5,371   167,625   361,890   645,133     674,689
AIM V.I. DENT DEMOGRAPHIC TRENDS - SERIES I SUB-ACCOUNT ***
 Accumulation Unit Value, Beginning of Period                     --        --        --        --  $   10.000
 Accumulation Unit Value, End of Period                           --        --        --        --  $     7.89
 Number of Units Outstanding, End of Period                       --        --        --        --      32,307
AIM V.I. DIVERSIFIED INCOME - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.086  $ 10.934  $ 11.789  $ 12.035  $   12.002
 Accumulation Unit Value, End of Period                      $10.934  $ 11.789  $ 12.035  $ 12.002  $    11.55
 Number of Units Outstanding, End of Period                    4,618    58,958   146,644   227,201     204,561
AIM V.I. GOVERNMENT SECURITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.080  $ 10.164  $ 10.834  $ 11.829  $   11.189
 Accumulation Unit Value, End of Period                      $10.164  $ 10.834  $ 11.829  $ 11.189  $    12.15
 Number of Units Outstanding, End of Period                        0    39,009   301,983   108,494      99,531
AIM V.I. GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.892  $ 11.466  $ 14.338  $ 18.954  $   25.263
 Accumulation Unit Value, End of Period                      $11.466  $ 14.338  $ 18.954  $ 25.263  $    19.80
 Number of Units Outstanding, End of Period                    2,384    97,039   220,831   383,214     403,785
AIM V.I. HIGH YIELD - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --  $ 10.000  $    9.957
 Accumulation Unit Value, End of Period                           --        --        --  $  9.957  $     7.95
 Number of Units Outstanding, End of Period                       --        --        --     1,751         834

                                  35 PROSPECTUS

AIM V.I. INTERNATIONAL GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.168  $ 11.953  $ 12.598  $ 14.340  $   21.914
 Accumulation Unit Value, End of Period                      $11.953  $ 12.598  $ 14.340  $ 21.914  $    15.90
 Number of Units Outstanding, End of Period                    5,404    85,934   136,898   220,690     245,480
AIM V.I. MID CAP CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --        --          --
 Accumulation Unit Value, End of Period                           --        --        --        --          --
 Number of Units Outstanding, End of Period                       --        --        --        --          --
AIM V.I. MONEY MARKET - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.023  $ 10.369  $ 10.745  $ 11.126  $   11.479
 Accumulation Unit Value, End of Period                      $10.369  $ 10.745  $ 11.126  $ 11.479  $    11.98
 Number of Units Outstanding, End of Period                    4,373    42,128    87,010   137,433      95,879
AIM V.I. PREMIER EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.800  $ 11.090  $ 13.520  $ 17.644  $   22.589
 Accumulation Unit Value, End of Period                      $11.090  $ 13.520  $ 17.644  $ 22.589  $    19.00
 Number of Units Outstanding, End of Period                    5,921   180,440   405,246   987,076   1,000,356
AIM V.I. TECHNOLOGY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --        --          --
 Accumulation Unit Value, End of Period                           --        --        --        --          --
 Number of Units Outstanding, End of Period                       --        --        --        --          --
AIM V.I. UTILITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     --        --        --        --          --
 Accumulation Unit Value, End of Period                           --        --        --        --          --
 Number of Units Outstanding, End of Period                       --        --        --        --          --

For the period beginning January 1 and ending December 31,     2001      2002      2003      2004
--------------------------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  14.15  $ 10.308  $  7.856  $  9.809
 Accumulation Unit Value, End of Period                      $ 10.308  $  7.856  $  9.809  $ 10.809
 Number of Units Outstanding, End of Period                    51,176    37,549    30,613    28,619
AIM V.I. BALANCED - SERIES I SUB-ACCOUNT **
 Accumulation Unit Value, Beginning of Period                $  12.43  $ 10.849  $  8.865  $ 10.167
 Accumulation Unit Value, End of Period                      $ 10.849  $  8.865  $ 10.167  $ 10.774
 Number of Units Outstanding, End of Period                    29,494    29,105    30,281    23,748
AIM V.I. BASIC VALUE - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $ 11.200  $  8.594  $ 11.319
 Accumulation Unit Value, End of Period                      $ 11.200  $  8.594  $ 11.319  $ 12.390
 Number of Units Outstanding, End of Period                     6,325    22,360    26,204    45,919
AIM V.I. BLUE CHIP - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   8.82  $  6.736  $  4.902  $  6.046
 Accumulation Unit Value, End of Period                      $  6.736  $  4.902  $  6.046  $  6.238
 Number of Units Outstanding, End of Period                     8,408    33,025    34,736    36,134
AIM V.I. CAPITAL APPRECIATION - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  18.75  $ 14.176  $ 10.569  $ 13.491
 Accumulation Unit Value, End of Period                      $ 14.176  $ 10.569  $ 13.491  $ 14.178
 Number of Units Outstanding, End of Period                   393,890   342,465   300,657   272,332
AIM V.I. CAPITAL DEVELOPMENT - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  12.55  $ 11.369  $  8.812  $ 11.757
 Accumulation Unit Value, End of Period                      $ 11.369  $  8.812  $ 11.757  $ 13.383
 Number of Units Outstanding, End of Period                    15,528    17,080    14,370    15,343
AIM V.I. CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  20.33  $ 15.460  $ 12.863  $ 15.774
 Accumulation Unit Value, End of Period                      $ 15.460  $ 12.863  $ 15.774  $ 16.941
 Number of Units Outstanding, End of Period                   590,855   490,936   436,022   385,401

                                  36 PROSPECTUS

AIM V.I. DENT DEMOGRAPHIC TRENDS - SERIES I SUB-ACCOUNT ***
 Accumulation Unit Value, Beginning of Period                $   7.89  $  5.294  $  3.537  $  4.793
 Accumulation Unit Value, End of Period                      $  5.294  $  3.537  $  4.793  $  5.114
 Number of Units Outstanding, End of Period                    23,934    21,406    21,473    20,823
AIM V.I. DIVERSIFIED INCOME - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  11.55  $ 11.788  $ 11.886  $ 12.797
 Accumulation Unit Value, End of Period                      $ 11.788  $ 11.886  $ 12.797  $ 13.248
 Number of Units Outstanding, End of Period                   179,226   153,878   158,069   118,523
AIM V.I. GOVERNMENT SECURITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  12.15  $ 12.738  $ 13.759  $ 13.706
 Accumulation Unit Value, End of Period                      $ 12.738  $ 13.759  $ 13.706  $ 13.855
 Number of Units Outstanding, End of Period                   110,454   147,016    91,728    73,112
AIM V.I. GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  19.80  $ 12.901  $  8.777  $ 11.353
 Accumulation Unit Value, End of Period                      $ 12.901  $  8.777  $ 11.353  $ 12.110
 Number of Units Outstanding, End of Period                   338,025   291,782   263,392   237,475
AIM V.I. HIGH YIELD - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   7.95  $  7.443  $  6.908  $  8.717
 Accumulation Unit Value, End of Period                      $  7.443  $  6.908  $  8.717  $  9.558
 Number of Units Outstanding, End of Period                     4,833     5,236     4,236     4,779
AIM V.I. INTERNATIONAL GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  15.90  $ 11.980  $  9.957  $ 12.665
 Accumulation Unit Value, End of Period                      $ 11.980  $  9.957  $ 12.665  $ 15.480
 Number of Units Outstanding, End of Period                   213,691   190,512   160,288   141,698
AIM V.I. MID CAP CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $ 11.357  $  9.950  $ 12.486
 Accumulation Unit Value, End of Period                      $ 11.357  $  9.950  $ 12.486  $ 14.007
 Number of Units Outstanding, End of Period                     2,829    13,588    15,110    19,232
AIM V.I. MONEY MARKET - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  11.98  $ 12.231  $ 12.198  $ 12.092
 Accumulation Unit Value, End of Period                      $ 12.231  $ 12.198  $ 12.092  $ 12.000
 Number of Units Outstanding, End of Period                   151,830   129,079    84,943    46,009
AIM V.I. PREMIER EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $  19.00  $ 16.376  $ 11.256  $ 13.877
 Accumulation Unit Value, End of Period                      $ 16.376  $ 11.256  $ 13.877  $ 14.466
 Number of Units Outstanding, End of Period                   881,690   685,598   606,188   538,069
AIM V.I. TECHNOLOGY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                            --        --        --  $ 11.090
 Number of Units Outstanding, End of Period                        --        --        --     4,500
AIM V.I. UTILITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --        --        --  $ 10.000
 Accumulation Unit Value, End of Period                            --        --        --  $ 12.230
 Number of Units Outstanding, End of Period                        --        --        --    61,438

* The Contracts were first offered on October 14, 1996. The inception date of the following Variable Sub-Accounts is October 14, 1996: AIM V.I. Capital Appreciation - Series I Sub-Account, AIM V.I. Diversified Income - Series I Sub-Account, AIM V.I. Government Securities - Series I Sub-Account, AIM V.I. Growth - Series I Sub-Account, AIM V.I. Core Equity - Series I Sub-Account, AIM V.I. International Growth - Series I Sub-Account, AIM V.I. Money Market - Series I Sub-Account, AIM V.I. Premier Equity - Series I Sub-Account. The inception date of the AIM V.I. Aggressive Growth - Series I Sub-Account, AIM V.I. Balanced - Series I Sub-Account, AIM V.I. Capital Development - Series I Sub-Account, and AIM V.I. High Yield - Series I Sub-Account is October 25, 1999. The inception date of the AIM V.I. Blue Chip - Series I Sub-Account and AIM V.I. Dent Demographic Trends - Series I Sub-Account is January 3, 2000. The inception date of the AIM V.I. Basic Value - Series I Sub-Account and AIM V.I. Mid Cap Core Equity - Series I Sub-Account is October 1, 2001. The inception date of the AIM V.I. Technology - Series I Sub-Account and the AIM V.I. Utilities - Series I Sub-Account is October 15, 2004.The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.35% and an administrative charge of 0.10%.

** Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

*** Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

                                  37 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used. If N is one year or less, J will be the 1-year Treasury Rate.

"Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:

..9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred (in excess of the Free Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                                  38 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment: $10,000

Guarantee Period: 5 years

Treasury Rate (at the time the Guarantee Period was established): 4.50%

Assumed Net Annual Earnings Rate in Money Market Variable Sub-Account: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

Step 1. Calculate Contract                $10,000.00 X (1.045)/3/ = $11,411.66
 Value at End of  Contract
 Year 3:
Step 2. Calculate the                     .10 X $10,000.00 = $1,000.00
 Preferred Withdrawal
 Amount:
Step 3. Calculate the                     I = 4.50%
 Market Value Adjustment:                 J = 4.20%

                                              730 days
                                          N = -------- = 2
                                              365 days

                                          Market Value Adjustment Factor: .9 X (I - J) X N =
                                          .9 X (.045 - .042) X (2) = .0054

                                          Market Value Adjustment = Market Value Adjustment
                                          Factor X Amount Subject to Market Value
                                          Adjustment:

                                           = .0054 X ($11,411.66 - $1,000.00) = $56.22

Step 4. Calculate the                     .05 X ($10,000.00 - $1,000.00 + $56.22) = $452.81
 Withdrawal Charge:
Step 5. Calculate the                     $11,411.66 - $452.81 +  $56.22 = $11,015.07
 amount received by a
 Contract owner as a result
 of full withdrawal at the
 end of Contract Year 3:

EXAMPLE 1 (ASSUME DECLINING INTEREST RATES)

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End   $10,000.00 X  (1.045)/3/ = $11,411.66
 of Contract Year 3:
Step 2. Calculate the Preferred           .10 X $10,000.00 = $1,000.00
 Withdrawal Amount:
Step 3. Calculate the Market Value        I = 4.50%
 Adjustment:                              J = 4.80%

                                              730 days
                                          N = -------- = 2
                                              365 days

                                          Market Value Adjustment Factor: .9 X (I - J) X N =
                                          .9 X (.045 - .048) X (2) = - .0054

                                          Market Value Adjustment = Market Value Adjustment
                                          Factor X Amount Subject to Market Value Adjustment:

                                           -.0054 X ($11,411.66 - $1,000.00) = $-56.22

Step 4. Calculate the Withdrawal Charge:  .05 X ($10,000.00 - $1,000.00 - $56.22) = $447.19
Step 5. Calculate the amount received by
 a Contract owner as a result of full
 withdrawal at the end of Contract Year
 3:                                       $11,411.66 - $447.19 - $56.22 = $10,908.25

                                  39 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

THE CONTRACT

                              Purchase of Contracts

CALCULATION OF ACCUMULATION UNIT VALUES

NET INVESTMENT FACTOR

CALCULATION OF VARIABLE INCOME PAYMENTS

CALCULATION OF ANNUITY UNIT VALUES

GENERAL MATTERS

                                Incontestability

                                   Settlements

                  Safekeeping of the Variable Account's Assets

                                  Premium Taxes

                                  Tax Reserves

EXPERTS

FINANCIAL STATEMENTS

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                  40 PROSPECTUS

AIM LIFETIME PLUS(SM) II VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 82656, LINCOLN, NE 68501-2656 TELEPHONE NUMBER: 1-800-692-4682
PROSPECTUS DATED APRIL 30, 2005

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is offering the AIM Lifetime Plus(SM) II Variable Annuity, a group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 21 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 3 fixed account options

("FIXED ACCOUNT OPTIONS") and 18 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("FUNDS") of AIM Variable Insurance Funds, Inc. (SERIES I SHARES):

AIM V.I. AGGRESSIVE GROWTH FUND - SERIES I           AIM V.I. GOVERNMENT SECURITIES FUND -
AIM V.I. BALANCED FUND - SERIES I*                    SERIES I
AIM V.I. BASIC VALUE FUND - SERIES I                 AIM V.I. GROWTH FUND - SERIES I
AIM V.I. BLUE CHIP FUND - SERIES I                   AIM V.I. HIGH YIELD FUND - SERIES I
AIM V.I. CAPITAL APPRECIATION FUND - SERIES I        AIM V.I. INTERNATIONAL GROWTH FUND -
AIM V.I. CAPITAL DEVELOPMENT FUND - SERIES I          SERIES I
AIM V.I. CORE EQUITY FUND - SERIES I                 AIM V.I. MID CAP CORE EQUITY FUND -
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND - SERIES I**    SERIES I
AIM V.I. DIVERSIFIED INCOME FUND - SERIES I          AIM V.I. MONEY MARKET FUND - SERIES I
                                                     AIM V.I. PREMIER EQUITY FUND - SERIES I
                                                     AIM V.I. TECHNOLOGY FUND - SERIES I
                                                     AIM V.I. UTILITIES FUND - SERIES I

* Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I.

** Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I.

WE (Allstate New York) have filed a Statement of Additional Information, dated April 30, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 41 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site (http:\\www.sec.gov).

                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

IMPORTANT NOTICES      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS
                       THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                       INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                       CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
                       GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY
                       AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT
                       RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       THE CONTRACTS ARE NOT FDIC INSURED.

                       THE CONTRACTS WERE ONLY AVAILABLE IN NEW YORK, BUT ARE NO LONGER AVAILABLE FOR SALE.

                                  1 PROSPECTUS

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
OVERVIEW
  Important Terms                                                              3
  The Contract at a Glance                                                     4
  How the Contract Works                                                       6
  Expense Table                                                                7
  Financial Information                                                        9
CONTRACT FEATURES
  The Contract                                                                 9
  Purchases                                                                   10
  Contract Value                                                              11
  Investment Alternatives                                                     12
     The Variable Sub-Accounts                                                12
     The Fixed Account Options                                                13
     Transfers                                                                15
  Expenses                                                                    18
  Other Expenses                                                              19
  Access To Your Money                                                        19

                                                                            PAGE
                                                                            ----
  Income Payments                                                             20
  Death Benefits                                                              22
OTHER INFORMATION
  More Information:
     Allstate New York                                                        25
     The Variable Account                                                     25
     The Funds                                                                25
     The Contract                                                             26
     Non-Qualified Annuities Held Within a Qualified Plan                     26
     Legal Matters                                                            26
  Taxes                                                                       27
  Annual Reports and Other Documents                                          34
APPENDIX A-ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS
OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST
OFFERED                                                                       35
APPENDIX B-MARKET VALUE ADJUSTMENT                                            39
 STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                        41

--------------------------------------------------------------------------------

                                  2 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            PAGE
                                                                            ----
Accumulation Phase                                                             6
Accumulation Unit                                                             11
Accumulation Unit Value                                                       11
Allstate New York ("We and/or "Us")                                        1, 25
Anniversary Values                                                            23
Annuitant                                                                      9
Automatic Additions Program                                                   10
Automatic Fund Rebalancing Program                                            17
Beneficiary                                                                    9
Cancellation Period                                                            4
Contract*                                                                     26
Contract Anniversary                                                           5
Contract Owner ("You")                                                         9
Contract Value                                                                 5
Contract Year                                                                  5
Death Benefit Anniversary                                                     22
Dollar Cost Averaging Option                                                  13
Dollar Cost Averaging Program                                                 17
Due Proof of Death                                                            22
Enhanced Death Benefit Option                                                 23

                                                                            PAGE
                                                                            ----
Fixed Account Options                                                         13
Funds                                                                         25
Guarantee Periods                                                             13
Income Plans                                                                  20
Investment Alternatives                                                        4
Issue Date                                                                     6
Market Value Adjustment                                                       14
Payout Phase                                                                   6
Payout Start Date                                                             20
Preferred Withdrawal Amount                                                   18
Right to Cancel                                                               10
SEC                                                                            1
Settlement Value                                                              22
Systematic Withdrawal Program                                                 20
Tax Qualified Contracts                                                       30
Treasury Rate                                                                 15
Valuation Date                                                                10
Variable Account                                                              25
Variable Sub-Account                                                          12

* The AIM Lifetime Plus(SM) II Variable Annuity is a group contract and your ownership is represented by certificates. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

                                  3 PROSPECTUS

THE CONTRACT AT A GLANCE

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                You can purchase a Contract with an initial
                                 purchase payment of $5,000 ($2,000 for
                                 "QUALIFIED CONTRACTS," which are Contracts
                                 issued with QUALIFIED PLANS). You can add to
                                 your Contract as often and as much as you like,
                                 but each payment must be at least $500 ($100
                                 for automatic purchase payments to the variable
                                 investment options). You must maintain a
                                 minimum account size of $1,000.
-------------------------------------------------------------------------------

RIGHT TO CANCEL                  You may cancel your Contract within 10 days
                                 after receipt ("CANCELLATION PERIOD"). Upon
                                 cancellation, as permitted by federal or state
                                 law, we will return your purchase payments
                                 adjusted to reflect the investment experience
                                 of any amounts allocated to the Variable
                                 Account. The adjustment will reflect the
                                 deduction of mortality and expense risk charges
                                 and administrative expense charges.
-------------------------------------------------------------------------------

EXPENSES                         You will bear the following expenses:

                                 . Total Variable Account annual fees equal to 1.10% of average daily net Assets (1.30% if you select the ENHANCED DEATH BENEFIT OPTION)

                                 . Annual contract maintenance charge of $35 (with certain exceptions)

                                 . Withdrawal charges ranging from 0% to 7% of payment withdrawn (with certain exceptions)

                                 . Transfer fee of $10 after 12th transfer in any CONTRACT YEAR (fee currently waived)

                                 . State premium tax (New York currently does not impose one).

                                 In addition, each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.
-------------------------------------------------------------------------------

INVESTMENT                       The Contract offers 21 investment alternatives
ALTERNATIVES                     including:

                                 .    3 Fixed Account Options (which credit
                                      interest at rates we guarantee), and

                                 .    18 Variable Sub-Accounts investing in
                                      Funds offering professional money
                                      management by A I M Advisors, Inc.

                                 To find out current rates being paid on the Fixed Account Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-692-4682.

-------------------------------------------------------------------------------

SPECIAL SERVICES                 For your convenience, we offer these special
                                 services:

                                 .    AUTOMATIC FUND REBALANCING PROGRAM

                                 .    AUTOMATIC ADDITIONS PROGRAM

                                 .    DOLLAR COST AVERAGING PROGRAM

                                 .    SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------

INCOME PAYMENTS                  You can choose fixed income payments, variable
                                 income payments, or a combination of the two.
                                 You can receive your income payments in one of the following ways:

                                 .    life income with guaranteed payments

                                 .    a joint and survivor life income with
                                      guaranteed payments

                                 . guaranteed payments for a specified period (5 to 30 years)
-------------------------------------------------------------------------------

                                  4 PROSPECTUS

DEATH BENEFITS If you or the Annuitant (if the Contract is owned by a non-living person) die before the PAYOUT START DATE, we will pay the death benefit described in the Contract. We also offer an Enhanced Death Benefit Option.
-------------------------------------------------------------------------------

TRANSFERS                        Before the Payout Start Date, you may transfer
                                 your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions.

                                 We do not currently impose a fee upon
                                 transfers. However, we reserve the right to
                                 charge $10 per transfer after the 12th transfer in each "CONTRACT YEAR," which we measure from the date we issue your contract or a Contract anniversary ("CONTRACT ANNIVERSARY").
-------------------------------------------------------------------------------

WITHDRAWALS                      You may withdraw some or all of your Contract
                                 Value at any time during the Accumulation
                                 Phase. Full or partial withdrawals are
                                 available under limited circumstances on or after the Payout Start Date.

                                 In general, you must withdraw at least $50 at a time ($1,000 for withdrawals made during the Payout Phase.) Withdrawals in the Payout Phase are only available if the Payout Option is a Variable Income Payment using Guaranteed Payments for a Specified Period. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings.

                                 Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and MARKET VALUE ADJUSTMENT also may apply.
-------------------------------------------------------------------------------

                                  5 PROSPECTUS

HOW THE CONTRACT WORKS

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 21 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 20. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                  Payout Start
Date         Accumulation Phase        Date                   Payout Phase
--------------------------------------------------------------------------------------------------->
You buy      You save for retirement   You elect to receive   You can receive    Or you can receive
a Contract                             income payments or     income payments    income payments
                                       receive a lump sum     for a set period   for life
                                       payment

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner or, if none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-692-4682 if you have any questions about how the Contract works.

                                  6 PROSPECTUS

EXPENSE TABLE

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase  0    1      2   3    4     5    6     7+
Payment Being Withdrawn
-------------------------------------------------------------------------------------------------
Applicable Charge                                        7%   6%    5%   4%   3%    2%   1%    0%
-------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                   $35.00**
-------------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00***
-------------------------------------------------------------------------------------------------

* Each Contract Year, you may withdraw up to 15% of the Contract Value as of the beginning of the Contract Year without incurring a withdrawal charge or Market Value Adjustment.

**   We will waive this charge in certain cases. See "Expenses."

*** Applies solely to the thirteenth and subsequent transfers within a Contract Year excluding transfers due to dollar cost averaging or automatic fund rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES

(AS A PERCENTAGE OF DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE
SUB-ACCOUNT)

WITHOUT ENHANCED DEATH BENEFIT OPTION                                      1.00%
Mortality and Expense Risk Charge
--------------------------------------------------------------------------------
Administrative Expense Charge                                              0.10%
--------------------------------------------------------------------------------
Total Variable Account Annual Expense                                      1.10%
--------------------------------------------------------------------------------
WITH ENHANCED DEATH BENEFIT OPTION                                         1.20%
Mortality and Expense Risk Charge
--------------------------------------------------------------------------------
Administrative Expense Charge                                              0.10%
--------------------------------------------------------------------------------
Total Variable Account Annual Expense                                      1.30%
--------------------------------------------------------------------------------

FUND ANNUAL EXPENSES

(as a percentage of Fund average daily net assets) (1) The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.

More detail concerning each Fund's fees and expenses appears in the prospectus for each Fund.

                             ANNUAL FUND EXPENSES

                                                               Minimum   Maximum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/(1)/
(expenses that are deducted from Fund assets,
which may include management fees, distribution
and/or services
(12b-1) fees, and
other expenses)                                                  0.75%    1.16%
--------------------------------------------------------------------------------

(1) Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2004.

                                  7 PROSPECTUS

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

..    invested $10,000 in the Contract for the time periods indicated,

..    earned a 5% annual return on your investment, and

..    surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

..    elected the Enhanced Death Benefit Option.

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                 1 Year   3 Years    5 Years    10 Years
------------------------------------------------------------------------
Costs Based on Maximum Annual
Fund Expenses                     $797      $1,215    $1,658     $3,129
------------------------------------------------------------------------
Costs Based on Minimum Annual
Fund Expenses                     $755      $1,088    $1,447     $2,711
------------------------------------------------------------------------

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                 1 Year    3 Years   5 Years    10 Years
------------------------------------------------------------------------
Costs Based on Maximum
Annual Fund Expenses              $287      $877      $1,490     $3,129
------------------------------------------------------------------------
Costs Based on Minimum
Annual Fund Expenses              $245      $751      $1,280     $2,711
------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY FUND EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT OPTION, WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.20%, AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10% AND AN ANNUAL CONTRACT MAINTENANCE CHARGE OF $35. IF THE ENHANCED DEATH BENEFIT HAS NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ASSUME TOTAL ANNUAL FUND EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.

                                  8 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.

THE CONTRACT

CONTRACT OWNER

The AIM Lifetime Plus(SM) II Variable Annuity is a contract between you, the Contract Owner, and Allstate New York, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..    the investment alternatives during the Accumulation and Payout Phases,

..    the amount and timing of your purchase payments and withdrawals,

..    the programs you want to use to invest or withdraw money,

..    the income payment plan you want to use to receive retirement income,

..    the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..    the Beneficiary or Beneficiaries who will receive the benefits that the
     Contract provides when the last surviving Contract Owner or Annuitant dies, and

..    any other rights that the Contract provides.

If you die, any surviving Contract owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a Grantor Trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefit section. The maximum age of the oldest Contract owner cannot exceed age 90 as of the date we receive the completed application to purchase the Contract.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application to purchase the Contract. If the Contract Owner is a living person you may change the Annuitant prior to the Payout Start Date. In our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

..    the youngest Contract Owner, if living, otherwise

..    the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person who may elect to receive the Death Benefit or become the new Contract Owner, subject to the Death of Owner provision, if the sole surviving Contract Owner dies before the Payout Start Date (See section titled "Death Benefits" for details.) If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to

                                  9 PROSPECTUS
change your Beneficiary, you should deliver your written notice to us promptly.

If you do not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

..    your spouse or, if he or she is no longer alive,

..    your surviving children equally, or if you have no surviving children,

..    your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries

MODIFICATION OF THE CONTRACT

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

No Owner has the right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

Your initial Purchase Payment must be at least $5,000 ($2,000 for a Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 without prior approval. We reserve the right to change the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account Options) by automatically transferring amounts from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our servicing center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center located in Vernon Hills, Illinois (mailing address: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142).

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus.) You may return it by delivering it or mailing

                                  10 PROSPECTUS
it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account Options. Upon cancellation, as permitted by federal or state law, we will return your purchase payments allocated to the Variable Account after an adjustment to reflect investment gain or loss and applicable charges that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under ode Section 408(b), we will refund the greater of any purchase payment or the Contract Value.

CONTRACT VALUE

On the issue date, the Contract Value is equal to the initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

..    changes in the share price of the Fund in which the Variable Sub-Account invests, and

..    the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Option described on page 23.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                                  11 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 18 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

SERIES I SHARES:        EACH FUND SEEKS*:               INVESTMENT ADVISOR
-------------------------------------------------------------------------------
AIM V.I. Aggressive     Long-term growth of capital
 Growth Fund - Series
 I**
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund   As high a total return as
 - Series I***           possible, consistent with
                         preservation of capital
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Blue Chip      Long-term growth of capital
 Fund - Series I         with a secondary objective of
                         current income
-------------------------------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series I
-------------------------------------------------------------------------------
AIM V.I. Capital        Long-term growth of capital
 Development Fund -
 Series I
-------------------------------------------------------------------------------
AIM V.I. Core Equity    Growth of capital                A I M ADVISORS, INC..
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund - Series I****
-------------------------------------------------------------------------------
AIM V.I. Diversified    High level of current income
 Income Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Government     High level of current income
 Securities Fund -       consistent with reasonable
 Series I                concern for safety of
                         principal
-------------------------------------------------------------------------------
AIM V.I. Growth Fund -  Growth of capital
 Series I
-------------------------------------------------------------------------------
AIM V.I. High Yield     High level of current income
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Money Market   As high a level of current
 Fund - Series I         income as is consistent with
                         the preservation of capital
                         and liquidity
-------------------------------------------------------------------------------
AIM V.I. Premier        Long-term growth of capital
 Equity Fund - Series    with income as a secondary
 I                       objective
-------------------------------------------------------------------------------
AIM V.I. Technology     Capital growth
 Fund - Series I
-------------------------------------------------------------------------------
AIM V.I. Utilities      Capital growth and current
 Fund - Series I         income
-------------------------------------------------------------------------------

* A Fund's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

** Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund - Series I, the Fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when Fund assets reach $200 million. During closed periods the Fund will accept additional investments from existing Contract owners maintaining an allocation in the Fund.

*** Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. In addition, the Fund's objective will cahnge to long-term growth of capital and current income.

*** The AIM V.I. Dent Demographic Trends Fund - Series I is sub-advised by H.S. Dent Advisors, Inc. Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. In addition, H.S. Dent Advisors, Inc. will no longer be the sub-advisor to the Fund effective June 30, 2005.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUNDS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE FUNDS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS

                                  12 PROSPECTUS

ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS ("DOLLAR COST AVERAGING OPTION"), and the option to invest in one or more GUARANTEE PERIODS. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING OPTION. You may establish a Dollar Cost Averaging Program, as described on page 17, by allocating purchase payments to the Dollar Cost Averaging Option either for 6 months (the "6 Month Dollar Cost Averaging Option") or for 12 months (the "12 Month Dollar Cost Averaging Option"). Your purchase payments that you allocate to the Dollar Cost Averaging Option will earn interest for the period you select at the current rate in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.

We will credit interest daily at a rate that will compound over the 6 or 12 month period to the annual interest rate we guaranteed at the time of allocation. You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal monthly installments beginning within 30 days of allocation. The number of monthly installments must be no more than 6 for the 6 Month Dollar Cost Averaging Option, and no more than 12 for the 12 Month Dollar Cost Averaging Option.

If we do not receive allocation instructions from you within one month of the date of the payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the Purchase Payment is made.

At the end of the applicable transfer period, any nominal amounts remaining in the Dollar Cost Averaging Option will be allocated to the Money Market Variable Sub-Account.

You may not transfer funds from other investment alternatives to the Dollar Cost Averaging Option.

Transfers out of the Dollar Cost Averaging Option do not count towards the 12 transfers you can make without paying a transfer fee.

We may declare different interest rates for different amounts allocated to the Dollar Cost Averaging Option depending on when they were allocated. For current interest rate information, please contact your Financial Advisor or our Customer Service unit at 1-800-692-4682.

GUARANTEE PERIODS

Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select one or more Guarantee Periods for each purchase payment or transfer. If you do not select the Guarantee Period for a purchase payment or transfer, we will assign the shortest Guarantee Period available under the Contract for such payment or transfer. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option. Please consult with your sales representative for more information. Each Purchase Payment or transfer allocated to a Guarantee Period must be at least $500.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your sales representative or Allstate New York at 1-800-692-4682. The interest rates we credit for the Dollar Cost Averaging Option will never be less than 3% annually.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period.

                                  13 PROSPECTUS

The following example illustrates how a purchase payment allocated to a Guarantee Period would grow, given an assumed Guarantee Period and effective annual interest rate:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%

                              END OF CONTRACT YEAR

                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value................  $10,000.00
 X (1 + Annual
 Interest Rate)              1.045
                        ----------
                        $10,450.00

Contract Value at end
 of Contract Year.....              $10,450.00
 X (1 + Annual
 Interest Rate)                          1.045
                                    ----------
                                    $10,920.25

Contract Value at end
 of Contract Year.....                          $10,920.25
 X (1 + Annual
 Interest Rate)                                      1.045
                                                ----------
                                                $11,411.66

Contract Value at end
 of Contract Year.....                                      $11,411.66
 X (1 + Annual
 Interest Rate)                                                  1.045
                                                            ----------
     $11,925.19

Contract Value at end
 of Contract Year.....                                                   $11,925.19
 X (1 + Annual
 Interest Rate)                                                               1.045
                                                                        -----------
                                                                         $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict current or future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract, if any.

RENEWALS. At least 15 but not more than 45 days prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Unless you specify otherwise, amounts not withdrawn will be applied to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals in excess of the Preferred Withdrawal Amount, transfers, and amounts applied to an Income Plan from a Guarantee Period, other than those taken or applied during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless applied during the 30 day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described below in the "Death Benefit Amount" section below. We will not apply a Market Value Adjustment to a transfer you make as part of a Dollar Cost Averaging Program. We also will not apply a Market Value Adjustment to a withdrawal you make:

                                  14 PROSPECTUS

..    within the Preferred Withdrawal Amount as described on page 18, or

..    to satisfy the IRS minimum distribution rules for the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the time remaining in the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract. Death benefits will not be subject to a negative Market Value Adjustment.

Generally, if the Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 2 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 2 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix A to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value into the Dollar Cost Averaging Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $500. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Fund on the same day as one transfer. Transfers you make as part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program do not count against the 12 free transfers per Contract Year.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from the Fixed Account Options for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

                                  15 PROSPECTUS

TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-692-4682, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Fund, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

..    we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..    whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Funds that we have identified as being susceptible to market timing activities;

..    whether the manager of the underlying Fund has indicated that the transfers interfere with Fund management or otherwise adversely impact the Fund; and

..    the investment objectives and/or size of the Variable Sub-Account underlying Fund.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.

                                  16 PROSPECTUS

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s). If we determine that a Contract Owner has engaged in a pattern of market timing or excessive trading activity involving multiple Variable Sub-Accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

DOLLAR COST AVERAGING PROGRAM

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount at regular intervals during the Accumulation Phase from any Variable Sub-Account, the Dollar Cost Averaging Option, or interest credited from the 3, 5, 7 or 10 year Guarantee Periods, to any Variable Sub-Account. The interval between transfers may be monthly, quarterly, semi-annually, or annually. Transfers made through dollar cost averaging must be $50 or more. You may not use dollar cost averaging to transfer amounts into the Dollar Cost Averaging Option.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee. In addition, we will not apply the Market Value Adjustment to these transfers.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

Call or write us for instructions on how to enroll.

AUTOMATIC FUND REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account Options will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

                                  17 PROSPECTUS

EXPENSES

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is for the cost of maintaining each Contract and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

.. total purchase payments equal $50,000 or more, or

..    all money is allocated to the Fixed Account Options, as of the Contract
     Anniversary.

After the Payout Start Date, we will waive this charge if:

..    as of the Payout Start Date, the Contract Value is $50,000 or more, or

..    all income payments are fixed amount income payments.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.00% of the average daily net assets you have invested in the Variable Sub-Accounts (1.20% if you select the Enhanced Death Benefit Option). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional .20% for the Enhanced Death Benefit Option to compensate us for the additional risk that we accept by providing the rider.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw in excess of the Preferred Withdrawal Amount, adjusted by a Market Value Adjustment. The charge declines annually to 0% after 7 complete years from the day we receive the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 7. During each Contract Year, you can withdraw up to 15% of the Contract Value as of the beginning of that Contract Year without paying the charge. Unused portions of this 15% "PREFERRED WITHDRAWAL AMOUNT" are not carried forward to future Contract Years.

We determine the withdrawal charge by:

..    multiplying the percentage corresponding to the number of complete years since we received the purchase payment being withdrawn, times

..    the part of each purchase payment withdrawal that is in excess of the
     Preferred Withdrawal Amount, adjusted by a Market Value Adjustment.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings in the Contract. Thus, for tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is

                                  18 PROSPECTUS
lower.We do not apply a withdrawal charge in the following situations:

..    on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

..    the death of the Contract owner or Annuitant (unless the Settlement Value is used);

..    withdrawals taken to satisfy IRS minimum distribution rules for the
     Contract; and

..    withdrawals made after all purchase payments have been withdrawn.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

PREMIUM TAXES

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently making a provision for taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.

OTHER EXPENSES

Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see pages 7-8.

We may receive compensation from A I M Advisors, Inc., for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 20.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may request that you return your Contract to us. We also will deduct a Contract Maintenance Charge of $35, unless we have waived the Contract Maintenance Charge on your Contract.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

                                  19 PROSPECTUS

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.   An emergency exists as defined by the SEC; or

3.   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 10 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. Systematic Withdrawals are not available from the Dollar Cost Averaging Option. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or the Automatic Fund Rebalancing Program.

Depending on fluctuations in the accumulation unit value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the amount in any Guarantee Period to less than $500, we may treat it as a request to withdraw the entire amount invested in such Guarantee Period. If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract value whose value has been reduced by withdrawals to less than $1,000, we would inform you in writing of our intention to terminate your Contact and give you at least 30 days in which to make an additional Purchase Payment to restore your Contract's value to the contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges, and applicable taxes.

INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we apply your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant's 90th birthday.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan. Three Income Plans are available under the Contract. Each is available to provide:

..    fixed income payments;

..    variable income payments; or

..    a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will

                                  20 PROSPECTUS
continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or a portion of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract owner has not made any purchase payments for at least 3 years preceding the Payout Start Date, and either the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

..    terminate the Contract and pay you the Contract Value, adjusted by any
     Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..    reduce the frequency of your payments so that each payment will be at least
     $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

                                  21 PROSPECTUS

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1) adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2)   deducting any applicable premium tax; and

3) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 business days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

DEATH BENEFITS

We will pay a death benefit if, prior to the Payout Start Date:

1.   any Contract owner dies or,

2.   the Annuitant dies, if the Contract owner is not a living person.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner. A request for payment of the death benefit must include "DUE PROOF OF DEATH." We will accept the following documentation as Due Proof of Death:

..    a certified copy of a death certificate,

..    a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

..    any other proof acceptable to us.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1.   the Contract Value as of the date we determine the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit, or

3. the sum of all purchase payments reduced by a withdrawal adjustment, as defined below, or

4. the greatest of the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment as defined below.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes.

A "Death Benefit Anniversary" is every seventh Contract Anniversary during the Accumulation Phase. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries.

The "withdrawal adjustment" is equal to (a) divided by (b), with the result multiplied by (c), where:

(a)  is the withdrawal amount;

(b)  is the Contract Value immediately prior to the withdrawal; and

(c) is the value of the applicable death benefit alternative immediately prior to the withdrawal.

Please see Appendix B to this prospectus, which contains examples of the application of the withdrawal adjustment.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 4:00 p.m. Eastern Time on a Valuation Date,

                                  22 PROSPECTUS
we will process the request as of the end of the following Valuation Date.

ENHANCED DEATH BENEFIT OPTION

If the oldest Contract owner and Annuitant is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death Benefit Option, is an optional benefit that you may select. If the Contract owner is a living individual, the Enhanced Death Benefit applies only for the death of the Contract owner. If the Contract owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (4) above, or (5) the Enhanced Death Benefit, described below. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws which govern the Contract.

ENHANCED DEATH BENEFIT. The Enhanced Death Benefit on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit. We also will recalculate your Enhanced Death Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Enhanced Death Benefit dollar-for-dollar. Withdrawals will reduce the Enhanced Death Benefit by an amount equal to a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will calculate ANNIVERSARY VALUES for each Contract Anniversary prior to the oldest Contract owner's or the oldest Annuitant's, if the Contract owner is not a living person, 85th birthday. After age 85, we will recalculate the Enhanced Death Benefit only for purchase payments and withdrawals. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

DEATH BENEFIT PAYMENTS

IF THE NEW OWNER IS YOUR SPOUSE, THE NEW OWNER MAY:

1.   elect to receive the death benefit in a lump sum, or

2. elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

..    the life of the new Owner; or

..    for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

..    over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

If your spouse does not elect one of the above options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

..    On the date the Contract is continued, the Contract Value will equal the amount of the Death Benefit as determined as of the Valuation Date on which we received the completed request for settlement of the death benefit (the next Valuation Date, if we receive the completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the completed request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

..    transfer all or a portion of the excess among the Variable Sub-Accounts;

..    transfer all or a portion of the excess into the Guaranteed Maturity Fixed
     Account and begin a new Guarantee Period; or

..    transfer all or a portion of the excess into a combination of Variable
     Sub-Accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.

Only one spousal continuation is allowed under this Contract.

IF THE NEW OWNER IS NOT YOUR SPOUSE BUT IS A LIVING PERSON, THE NEW OWNER MAY:

1)   elect to receive the death benefit in a lump sum, or

2) elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

..    the life of the new Owner; or

                                  23 PROSPECTUS

..    for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

..    over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

If the new Owner does not elect one of the above options then the new Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received a completed request for settlement of the death benefit (the next Valuation Date, if we receive a completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the new Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights as set forth in the TRANSFERS section during this 5 year period.

No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

If the new Owner dies prior to the receiving all of the Contract Value, then the new Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner's death.

We reserve the right to offer additional options upon Death of Owner.

IF THE NEW OWNER IS A CORPORATION, TRUST, OR OTHER NON-LIVING PERSON:

(a)  The new Owner may elect to receive the death benefit in a lump sum; or

(b) If the new Owner does not elect the option above, then the new Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the new Owner, the excess, if any of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights set forth in the TRANSFERS provision during this 5 year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Owner.

If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the death proceeds are paid.

DEATH OF ANNUITANT

If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a living person, then the Contract will continue with a new Annuitant as designated by the Contract Owner.

If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a non-living person, the following apply:

(a)  The Contract Owner may elect to receive the death benefit in a lump sum; or

(b) If the new Owner does not elect the option above, then the Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract Owner may then exercise all rights set forth in the TRANSFERS provision during this 5 year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Owner.

                                  24 PROSPECTUS

MORE INFORMATION

ALLSTATE NEW YORK

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center located in Northbrook, Illinois.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

THE VARIABLE ACCOUNT

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations.

Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 18 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Fund at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in underlying Funds. We will notify you in advance of any changes.

                                  25 PROSPECTUS

CONFLICTS OF INTEREST. Certain of the Funds sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Fund. The boards of trustees of these Funds monitor for possible conflicts among Variable Accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Fund's board of trustees may require a Variable Account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc.* ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8 1/2% of any purchase payments. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.2%, on an annual basis, of the purchase payments considered in connection with the bonus. These commissions are intended to cover distribution expenses. Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

..    issuance of the Contracts;

..    maintenance of Contract owner records;

..    Contract owner services;

..    calculation of unit values;

..    maintenance of the Variable Account; and

..    preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator fr more information. Allstate Life Insurance Company of New York no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

                                  26 PROSPECTUS

TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..    the Contract Owner is a natural person,

..    the investments of the Variable Account are "adequately diversified"
     according to Treasury Department regulations, and

..    Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department

                                  27 PROSPECTUS
announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..    if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..    if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..    if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..    if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..    if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any

                                  28 PROSPECTUS
premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or becoming totally disabled,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made under an immediate annuity, or

..    attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate New York is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all

                                  29 PROSPECTUS
countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..    Individual Retirement Annuities (IRAs) under Code Section 408(b);

..    Roth IRAs under Code Section 408A;

..    Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..    Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
     408(p);

..    Tax Sheltered Annuities under Code Section 403(b);

..    Corporate and Self Employed Pension and Profit Sharing Plans under Code
     Section 401; and

..    State and Local Government and Tax-Exempt Organization Deferred
     Compensation Plans under Code Section 457.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate New York no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate New York can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate New York does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made to a beneficiary after the Contract Owner's death,

..    attributable to the Contract Owner being disabled, or

..    made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

                                  30 PROSPECTUS

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or total disability,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made after separation from service after age 55 (does not apply to IRAs),

..    made pursuant to an IRS levy,

..    made for certain medical expenses,

..    made to pay for health insurance premiums while unemployed (applies only for IRAs),

..    made for qualified higher education expenses (applies only for IRAs), and

..    made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..    required minimum distributions, or,

..    a series of substantially equal periodic payments made over a period of at least 10 years, or,

..    a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..    hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate New York is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien or to certain other 'foreign persons'. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer

                                  31 PROSPECTUS
identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..    attains age 59 1/2,

..    severs employment,

..    dies,

..    becomes disabled, or

..    incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do

                                  32 PROSPECTUS
not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate New York no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

..    A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..    An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owner by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate New York no longer issues annuity contracts to employer sponsored qualified retirement plans. Contracts that have been previously sold to State and Local government and Tax-Exempt organization Deferred Compensation Plans will be administered consistent with the rules for contracts intended to qualify under Section 401(a).

                                  33 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate New York's annual report on Form 10-K for the year ended December 31, 2004 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000839759. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Customer Service, 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone: 1-800-692-4682).

                                  34 PROSPECTUS

APPENDIX A

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* WITHOUT THE ENHANCED DEATH BENEFIT OPTION

For the period beginning January 1 and ending December 31,      2000       2001      2002      2003       2004
-----------------------------------------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   13.988  $  14.15  $  8.049  $  6.157   $  7.714
 Accumulation Unit Value, End of Period                      $    14.15  $  8.049  $  6.157  $  7.714   $  8.530
 Number of Units Outstanding, End of Period                      53,890   238,485   200,136   197,069    198,533
AIM V.I. BALANCED - SERIES I SUB-ACCOUNT **
 Accumulation Unit Value, Beginning of Period                $   13.162  $  12.43  $  8.541  $  7.003   $  8.060
 Accumulation Unit Value, End of Period                      $    12.43  $  8.541  $  7.003  $  8.060   $  8.571
 Number of Units Outstanding, End of Period                      24,499   329,610   320,917   290,941    274,548
AIM V.I. BASIC VALUE - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        --  $ 10.000  $ 11.210  $  8.632   $ 11.408
 Accumulation Unit Value, End of Period                              --  $ 11.210  $  8.632  $ 11.408   $ 12.532
 Number of Units Outstanding, End of Period                          --    38,643   120,510   141,541    146,383
AIM V.I. BLUE CHIP - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   10.000  $   8.82  $  6.784  $  4.955   $  6.133
 Accumulation Unit Value, End of Period                      $     8.82  $  6.784  $  4.955  $  6.133   $  6.349
 Number of Units Outstanding, End of Period                      11,309   507,018   549,430   546,965    519,012
AIM V.I. CAPITAL APPRECIATION - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   21.350  $  18.75  $  7.233  $  5.411   $  6.932
 Accumulation Unit Value, End of Period                      $    18.75  $  7.233  $  5.411  $  6.932   $  7.311
 Number of Units Outstanding, End of Period                     456,761   284,137   242,299   241,264    226,743
AIM V.I. CAPITAL DEVELOPMENT - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   11.655  $  12.55  $ 10.536  $  8.195   $ 10.971
 Accumulation Unit Value, End of Period                      $    12.55  $ 10.536  $  8.195  $ 10.971   $ 12.533
 Number of Units Outstanding, End of Period                      18,297    67,296    63,097    59,597     39,783
AIM V.I. CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   24.138  $  20.33  $  6.944  $  5.798   $  7.134
 Accumulation Unit Value, End of Period                      $    20.33  $  6.944  $  5.798  $  7.134   $  7.689
 Number of Units Outstanding, End of Period                     674,689   426,488   397,515   369,211    378,980
AIM V.I. DENT DEMOGRAPHIC TRENDS - SERIES I SUB-ACCOUNT ***
 Accumulation Unit Value, Beginning of Period                $   10.000  $   7.89  $  5.332  $  3.575   $  4.861
 Accumulation Unit Value, End of Period                      $     7.89  $  5.332  $  3.575  $  4.861   $  5.205
 Number of Units Outstanding, End of Period                      32,307   191,409   143,535   156,869    137,352
AIM V.I. DIVERSIFIED INCOME - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   12.002  $  11.55  $ 10.095  $ 10.214   $ 11.036
 Accumulation Unit Value, End of Period                      $    11.55  $ 10.095  $ 10.214  $ 11.036   $ 11.464
 Number of Units Outstanding, End of Period                     204,561    76,653    85,995    84,651     83,355
AIM V.I. GOVERNMENT SECURITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   11.189  $  12.15  $ 11.357  $ 12.311   $ 12.306
 Accumulation Unit Value, End of Period                      $    12.15  $ 11.357  $ 12.311  $ 12.306   $ 12.484
 Number of Units Outstanding, End of Period                      99,531   187,943   248,521   167,459    152,610
AIM V.I. GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   25.263  $  19.80  $  5.446  $  3.718   $  4.826
 Accumulation Unit Value, End of Period                      $    19.80  $  5.446  $  3.718  $  4.826   $  5.166
 Number of Units Outstanding, End of Period                     403,785   302,438   270,471   271,832    265,169
AIM V.I. HIGH YIELD - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $    9.957  $   7.95  $  7.547  $  7.028   $  8.900
 Accumulation Unit Value, End of Period                      $     7.95  $  7.547  $  7.028  $  8.900   $  9.793
 Number of Units Outstanding, End of Period                         834    35,116    36,928   103,920     49,255

                                  35 PROSPECTUS

AIM V.I. INTERNATIONAL GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   21.914  $  15.90  $  6.136  $  5.117   $  6.532
 Accumulation Unit Value, End of Period                      $    15.90  $  6.136  $  5.117  $  6.532   $  8.012
 Number of Units Outstanding, End of Period                     245,480   141,910   129,999   152,651    206,187
AIM V.I. MID CAP CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        --  $ 10.000  $ 11.367  $  9.994   $ 12.585
 Accumulation Unit Value, End of Period                              --  $ 11.367  $  9.994  $ 12.585   $ 14.167
 Number of Units Outstanding, End of Period                          --     3,984    21,093    31,766     29,472
AIM V.I. MONEY MARKET - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   11.479  $  11.98  $ 10.751  $ 10.759   $ 10.703
 Accumulation Unit Value, End of Period                      $    11.98  $ 10.751  $ 10.759  $ 10.703   $ 10.659
 Number of Units Outstanding, End of Period                      95,879   186,834   148,120   104,438     97,730
AIM V.I. PREMIER EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $   22.589  $  19.00  $  7.602  $  5.243   $  6.487
 Accumulation Unit Value, End of Period                      $    19.00  $  7.602  $  5.243  $  6.487   $  6.786
 Number of Units Outstanding, End of Period                   1,000,356   623,432   589,373   560,684    523,477
AIM V.I. TECHNOLOGY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        --        --        --        --   $ 10.000
 Accumulation Unit Value, End of Period                              --        --        --        --   $ 11.117
 Number of Units Outstanding, End of Period                          --        --        --        --     36,911
AIM V.I. UTILITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        --        --        --        --   $ 10.000
 Accumulation Unit Value, End of Period                              --        --        --        --   $ 12.259
 Number of Units Outstanding, End of Period                          --        --        --        --     53,862

* The Contracts were first offered on January 17, 2000. All Variable Sub-Accounts were first offered under the Contracts on January 17, 2000, except the AIM V.I. Basic Value Fund - Series I and AIM V.I. Mid Cap Core Equity Fund - Series I, which commenced operations on October 1, 2001, and the AIM V.I. Technology Fund - Series I and the AIM V.I. Utilities Fund - Series I, which were first offered on October 15, 2004. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.00% and an administrative charge of 0.10%.

** Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

*** Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-account that invests in that Portfolio will be made.

                                  36 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* WITH THE ENHANCED DEATH BENEFIT OPTION

For the period beginning January 1 and ending December 31,     2000      2001      2002      2003       2004
--------------------------------------------------------------------------------------------------------------
AIM V.I. AGGRESSIVE GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $ 10.985  $  8.016  $  6.119   $  7.651
 Accumulation Unit Value, End of Period                      $ 10.985  $  8.016  $  6.119  $  7.651   $  8.444
 Number of Units Outstanding, End of Period                   102,502   198,010   219,455   202,257    178,359
AIM V.I. BALANCED - SERIES I SUB-ACCOUNT **
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  9.729  $  8.506  $  6.960   $  7.995
 Accumulation Unit Value, End of Period                      $  9.729  $  8.506  $  6.960  $  7.995   $  8.485
 Number of Units Outstanding, End of Period                    75,164   345,629   371,207   354,606    328,989
AIM V.I. BASIC VALUE - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --  $ 10.000  $ 11.204  $  8.610   $ 11.357
 Accumulation Unit Value, End of Period                            --  $ 11.204  $  8.610  $ 11.357   $ 12.451
 Number of Units Outstanding, End of Period                        --    17,531    51,089    59,320     55,305
AIM V.I. BLUE CHIP - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  8.837  $  6.757  $  4.924   $  6.083
 Accumulation Unit Value, End of Period                      $  8.837  $  6.757  $  4.924  $  6.083   $  6.285
 Number of Units Outstanding, End of Period                   177,304   474,975   497,574   476,681    449,033
AIM V.I. CAPITAL APPRECIATION - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  9.513  $  7.203  $  5.378   $  6.876
 Accumulation Unit Value, End of Period                      $  9.513  $  7.203  $  5.378  $  6.876   $  7.237
 Number of Units Outstanding, End of Period                   131,409   235,836   252,981   236,372    215,174
AIM V.I. CAPITAL DEVELOPMENT - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $ 11.566  $ 10.493  $  8.145   $ 10.883
 Accumulation Unit Value, End of Period                      $ 11.566  $ 10.493  $  8.145  $ 10.883   $ 12.407
 Number of Units Outstanding, End of Period                     7,338    19,877    20,402    17,651     16,020
AIM V.I. CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  9.080  $  6.915  $  5.762   $  7.077
 Accumulation Unit Value, End of Period                      $  9.080  $  6.915  $  5.762  $  7.077   $  7.612
 Number of Units Outstanding, End of Period                   136,401   356,510   352,466   321,497    297,145
AIM V.I. DENT DEMOGRAPHIC TRENDS - SERIES I SUB-ACCOUNT ***
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  7.902  $  5.310  $  3.554   $  4.822
 Accumulation Unit Value, End of Period                      $  7.902  $  5.310  $  3.554  $  4.822   $  5.153
 Number of Units Outstanding, End of Period                    78,274   164,204   168,918   142,509    127,214
AIM V.I. DIVERSIFIED INCOME - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  9.833  $ 10.054  $ 10.152   $ 10.947
 Accumulation Unit Value, End of Period                      $  9.833  $ 10.054  $ 10.152  $ 10.947   $ 11.349
 Number of Units Outstanding, End of Period                     6,486    40,016    55,291    54,298     46,642
AIM V.I. GOVERNMENT SECURITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $ 10.770  $ 11.311  $ 12.236   $ 12.207
 Accumulation Unit Value, End of Period                      $ 10.770  $ 11.311  $ 12.236  $ 12.207   $ 12.358
 Number of Units Outstanding, End of Period                    15,884    96,743   129,085   105,262     88,690
AIM V.I. GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  8.312  $  5.424  $  3.696   $  4.788
 Accumulation Unit Value, End of Period                      $  8.312  $  5.424  $  3.696  $  4.788   $  5.114
 Number of Units Outstanding, End of Period                   122,705   241,384   245,046   206,466    194,304
AIM V.I. HIGH YIELD - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  8.015  $  7.516  $  6.985   $  8.829
 Accumulation Unit Value, End of Period                      $  8.015  $  7.516  $  6.985  $  8.829   $  9.695
 Number of Units Outstanding, End of Period                    15,188    36,553    32,747    35,695     36,742

                                 37  PROSPECTUS

AIM V.I. INTERNATIONAL GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  8.096  $  6.110  $  5.086   $  6.479
 Accumulation Unit Value, End of Period                      $  8.096  $  6.110  $  5.086  $  6.479   $  7.931
 Number of Units Outstanding, End of Period                   108,706    96,654   102,940    94,381     87,589
AIM V.I. MID CAP CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --  $ 10.000  $ 11.361  $  9.969   $ 12.528
 Accumulation Unit Value, End of Period                            --  $ 11.361  $  9.969  $ 12.528   $ 14.075
 Number of Units Outstanding, End of Period                        --     3,675    19,816    26,343     26,487
AIM V.I. MONEY MARKET - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $ 10.468  $ 10.707  $ 10.694   $ 10.617
 Accumulation Unit Value, End of Period                      $ 10.468  $ 10.707  $ 10.694  $ 10.617   $ 10.552
 Number of Units Outstanding, End of Period                    15,332   121,447   140,442    81,551     72,126
AIM V.I. PREMIER EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 10.000  $  8.772  $  7.570  $  5.211   $  6.434
 Accumulation Unit Value, End of Period                      $  8.772  $  7.570  $  5.211  $  6.434   $  6.718
 Number of Units Outstanding, End of Period                   212,887   470,018   497,394   460,643    410,137
AIM V.I. TECHNOLOGY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --        --        --        --   $ 10.000
 Accumulation Unit Value, End of Period                            --        --        --        --   $ 11.102
 Number of Units Outstanding, End of Period                        --        --        --        --     42,692
AIM V.I. UTILITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --        --        --        --   $ 10.000
 Accumulation Unit Value, End of Period                            --        --        --        --   $ 12.242
 Number of Units Outstanding, End of Period                        --        --        --        --     32,969

* The Contracts were first offered on January 17, 2000. All Variable Sub-Accounts were first offered under the Contracts on January 17, 2000, except the AIM V.I. Basic Value Fund - Series I and AIM V.I. Mid Cap Core Equity Fund - Series I, which commenced operations on October 1, 2001, and the AIM V.I. Technology Fund - Series I and the AIM V.I. Utilities Fund - Series I, which were first offered on October 15, 2004. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.20% and an administrative charge of 0.10%.

** Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

*** Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

                                  38 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used. If N is one year or less, J will be the 1-year Treasury Rate.

"Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:
..9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred (in excess of the Free Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                                  39 PROSPECTUS

                       EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment: $10,000

Guarantee Period: 5 years

Treasury Rate (at the time the Guarantee Period was established): 4.50%

Assumed Net Annual Earnings Rate in Money Market Variable Sub-Account: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

Step 1. Calculate Contract Value at    $10,000.00 X (1.045)/3/ = $11,411.66
End of Contract Year 3:

Step 2. Calculate the Free Withdrawal  15% X $10,000.00 X (1.045)/2/ = $1,638.04
 Amount:

Step 3. Calculate the Market Value     I = 4.50%
 Adjustment:                           J = 4.20%

                                           730 days
                                       N = -------- = 2
                                           365 days

                                       Market Value Adjustment Factor: .9 X
                                       (I - J) X N = .9 X (.045 - .042) X
                                       (730/365) = .0054

                                       Market Value Adjustment = Market
                                       Value Adjustment Factor X Amount
                                       Subject to Market Value Adjustment
                                       = .0054 X ($11,411.66 - $1,638.04)
                                       = $52.78

Step 4. Calculate the Withdrawal       .05 X ($10,000.00 - $1,638.04 +
Charge:                                $52.78) = $420.74

Step 5. Calculate the amount received  $11,411.66 - $420.74 + $52.78 =
by a Contract owner as a result of     $11,043.70
full withdrawal at the end of
Contract Year 3:

EXAMPLE 1 (ASSUME DECLINING INTEREST RATES)

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at    $10,000.00 X (1.045)/3/ = $11,411.66
End of Contract Year 3:

Step 2. Calculate the Preferred        .15 X $10,000.00 X (1.045)/2/ = $1,638.04
Withdrawal Amount:

Step 3. Calculate the Market Value     I = 4.5%
Adjustment:                            J = 4.8%

                                           730 days
                                       N = -------- = 2
                                           365 days

                                       Market Value Adjustment Factor: .9
                                       X (I - J) X N =
                                       .9 X (.045 - .048) X (730/365) =
                                       - .0054

                                       Market Value Adjustment = Market
                                       Value Adjustment Factor X Amount
                                       Subject to Market Value
                                       Adjustment:
                                       = -.0054 X ($11,411.66 -
                                       $1,638.04)  = -$52.78

Step 4. Calculate the Withdrawal       .05 X ($10,000.00 - $1,638.04 -
Charge:                                $52.78) = $415.46

Step 5. Calculate the amount received  $11,411.66 - $415.46 - $52.78 =
by a Contract owner as a result of     $10,943.42
full withdrawal at the end of
Contract Year 3:

                                  40 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

THE CONTRACT

                              Purchase of Contracts

CALCULATION OF ACCUMULATION UNIT VALUES

NET INVESTMENT FACTOR

CALCULATION OF VARIABLE INCOME PAYMENTS

CALCULATION OF ANNUITY UNIT VALUES

GENERAL MATTERS

                                Incontestability

                                   Settlements

                  Safekeeping of the Variable Account's Assets

                                  Premium Taxes

                                  Tax Reserves

EXPERTS

FINANCIAL STATEMENTS

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                  41 PROSPECTUS

ALLSTATE PROVIDER VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
300 N. MILWAUKEE AVE.
VERNON HILLS, IL 60061
TELEPHONE NUMBER: 1-800-692-4682 PROSPECTUS DATED MAY 1, 2002

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK ("ALLSTATE NEW YORK") is offering the Allstate Provider Variable Annuity, a group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 42 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives including 3 fixed account options ("FIXED ACCOUNT") and 39 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following mutual fund portfolios ("Portfolios"):

AIM Variable Insurance Funds             Franklin Templeton Variable Insurance
The Dreyfus Socially Responsible Growth     Products Trust (VIP)
   Products Trust Fund, Inc.             Goldman Sachs Variable Insurance Trust
Dreyfus Stock Index Fund                   (VIT)
Dreyfus Variable Investment Fund (VIF)   MFS Variable Insurance Trust
Fidelity Variable Insurance Products     The Universal Institutional Funds, Inc.
   Fund (VIP)

WE (ALLSTATE NEW YORK) have filed a Statement of Additional Information, May 1, 2002, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page D-1 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

            THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE
            RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY
IMPORTANT   EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS OR
 NOTICES    OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL
            REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT
            RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

            THE CONTRACTS ARE NOT FDIC INSURED.

            THE CONTRACTS ARE ONLY AVAILABLE IN NEW YORK.

                                  1 PROSPECTUS

TABLE OF CONTENTS

                                                                            PAGE

OVERVIEW
   Important Terms                                                             3
   The Contract at a Glance                                                    4
   How the Contract Works                                                      6
   Expense Table                                                               7
   Financial Information                                                      13

CONTRACT FEATURES
   The Contract                                                               13
   Purchases                                                                  14
   Contract Value                                                             15
   Investment Alternatives                                                    16
      The Variable Sub-Accounts                                               16
      The Fixed Account                                                       19
      Transfers                                                               22
   Expenses                                                                   23
   Access To Your Money                                                       25
   Income Payments                                                            26
   Death Benefits                                                             27

OTHER INFORMATION
   More Information:                                                          29
      ALLSTATE NEW YORK                                                       29
      The Variable Account                                                    29
      The Portfolios                                                          30
      The Contract                                                            29
      Tax Qualified Plans                                                     30
      Legal Matters                                                           30
   Taxes                                                                      31
   Annual Reports and Other Documents                                         36
   Performance Information                                                    36
   Experts                                                                    36
   APPENDIX A - MARKET VALUE ADJUSTMENT                                       37
   APPENDIX B - WITHDRAWAL ADJUSTMENT EXAMPLES                                39

                                  2 PROSPECTUS

IMPORTANT TERMS

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            PAGE

   Accumulation Phase                                                          6
   Accumulation Unit                                                          15
   Accumulation Unit Value                                                    15
   ALLSTATE NEW YORK ("We" or "Us")                                           29
   Anniversary Values                                                         28
   Annuitant                                                                  13
   Automatic Additions Program                                                14
   Automatic Portfolio Rebalancing Program                                    23
   Beneficiary                                                                13
   Cancellation Period                                                        14
   Contract*                                                                  29
   Contract Anniversary                                                        5
   Contract Owner ("You")                                                     13
   Contract Value                                                             15
   Contract Year                                                               4
   Death Benefit Anniversary                                                  27
   Dollar Cost Averaging Program                                              23
   Due Proof of Death                                                         28
   Fixed Accounts                                                             19
   Guarantee Periods                                                          19
   Income Plan                                                                26
   Investment Alternatives                                                    16
   Issue Date                                                                  6
   Market Value Adjustment                                                    21
   Payout Phase                                                                6
   Payout Start Date                                                           6
   Portfolios                                                                 30
   Preferred Withdrawal Amount                                                24
   Qualified Contracts                                                        33
   Right to Cancel                                                            14
   SEC                                                                         1
   Settlement Value                                                           27
   Systematic Withdrawal Program                                              25
   Treasury Rate                                                              21
   Valuation Date                                                             14
   Variable Account                                                           29
   Variable Sub-Account                                                       16

* The Allstate Provider Variable Annuity is a group contract and your ownership is represented by certificates. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

                                  3 PROSPECTUS

THE CONTRACT AT A GLANCE

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS   You can purchase a Contract with as little as $3,000 ($2,000 for a "QUALIFIED CONTRACT," which is a Contract issued with a qualified plan). You can add to your Contract as often and as much as you like, but each payment must be at least $100, $500 for allocations to the Fixed Account. You must maintain a minimum account size of $1,000.

RIGHT TO CANCEL     You may cancel your Contract within 10 days after receipt
                    (60 days if you are exchanging another contract for the Contract described in this prospectus) ("CANCELLATION
                    PERIOD"). Upon cancellation we will return your purchase payments adjusted to the extent federal or state law permits to reflect the investment experience of any amounts allocated to the Variable Account.

EXPENSES            You will bear the following expenses:

                    . Total Variable Account annual fees equal to 1.25% of average daily net assets

                    . Annual contract maintenance charge of $30 (with certain exceptions)

                    . Withdrawal charges ranging from 0% to 7% of payment withdrawn (with certain exceptions)

                    . Transfer fee of $10 after 12th transfer in any CONTRACT YEAR (fee currently waived)

                    . State premium tax (New York currently does not impose one).

                    In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

INVESTMENT          The Contract offers 42 investment alternatives including:
ALTERNATIVES

                    . 3 Fixed Account Options (which credit interest at rates we guarantee), and

                    . 39 Variable Sub-Accounts investing in portfolios ("Portfolios") offering professional money management by:

                    .    A I M Advisors, Inc.

                    .    The Dreyfus Corporation

                    .    Fidelity Management & Research Company

                    .    Franklin Advisers, Inc.

                    .    Franklin Mutual Advisers, LLC

                    .    Goldman Sachs Asset Management

                    .    Goldman Sachs Asset Management International

                    .    MFS Investment Management/(R)/

                    .    Miller Anderson & Sherrerd, LLP

                    .    Morgan Stanley Asset Management

                    .    Oppenheimer Funds, Inc.

                    .    Templeton Global Advisors Limited

                    .    Templeton Investment Counsel, LLC

                    .    Templeton Asset Management LTD.

                    To find out current rates being paid on the Fixed Account, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-692-4682.

                                  4 PROSPECTUS

SPECIAL SERVICES    For your convenience, we offer these special services:

                    .    AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                    .    AUTOMATIC ADDITIONS PROGRAM

                    .    DOLLAR COST AVERAGING PROGRAM

                    .    SYSTEMATIC WITHDRAWAL PROGRAM

INCOME PAYMENTS     You can choose fixed income payments, variable income
                    payments, or a combination of the two. You can receive your income payments in one of the following ways:

                    .    life income with guaranteed payments

                    . a joint and survivor life income with guaranteed payments

                    . guaranteed payments for a specified period (5 to 30 years)

DEATH BENEFITS      If you die before the PAYOUT START DATE, we will pay the
                    death benefit described in the Contract.

TRANSFERS           Before the Payout Start Date, you may transfer your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. Transfers to the Fixed Account must be at least $500.

                    We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each "CONTRACT YEAR," which we measure from the date we issue your Contract or a Contract anniversary ("CONTRACT ANNIVERSARY").

WITHDRAWALS         You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. Full or partial withdrawals also are available under limited circumstances on or after the Payout Start Date.

                    In general, you must withdraw at least $50 at a time ($1,000 for withdrawals made during the Payout Phase). Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and MARKET VALUE ADJUSTMENT also may apply.

                                  5 PROSPECTUS

HOW THE CONTRACT WORKS

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 40 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Accounts. If you invest in the Fixed Accounts, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 26. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                      Payout Start
Date            Accumulation Phase             Date             Payout Phase
----------   -----------------------   --------------------   ----------------
You buy      You save for retirement   You elect to receive   You can receive    Or you can receive
a Contract                             income payments or     income payments    income payments
                                       receive a lump sum     for a set period   for life
                                       payment

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-692-4682 if you have any questions about how the Contract works.

                                  6 PROSPECTUS

EXPENSE TABLE

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Portfolios.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years
Since We Received the Purchase
Payment Being Withdrawn               0    1    2    3    4    5    6   7+
----------------------------------  ---  ---  ---  ---  ---  ---  ---  ---
Applicable Charge                     7%   6%   5%   4%   3%   2%   1%  0%
Annual Contract Maintenance Charge                   $30.00**
Transfer Fee                                         $10.00***

* Each Contract Year, you may withdraw up to 15% of purchase payments without incurring a withdrawal charge or a Market Value Adjustment.

**   We will waive this charge in certain cases. See "Expenses."

*** Applies solely to the thirteenth and subsequent transfers within a Contract Year excluding transfers due to dollar cost averaging or automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE
SUB-ACCOUNT)

Mortality and Expense Risk Charge       1.15%*
Administrative Expense Charge           0.10%
Total Variable Account Annual Expense   1.25%

                                  7 PROSPECTUS

PORTFOLIO ANNUAL EXPENSES (as a percentage of Portfolio average daily net assets)/1/ (After contractual Reductions and Reimbursements)

                                       (1)

                                                                                                  Total
                                                             Management   12b-1     Other       Portfolio
Portfolio                                                       Fees       Fees   Expenses   Annual Expenses
----------------------------------------------------------   ----------   -----   --------   ---------------
AIM V.I. Balanced Fund - Series I                               0.75%      N/A      0.37%         1.12%
AIM V.I. Core Equity Fund - Series I (2)                        0.61%      N/A      0.21%          .82%
AIM V.I. Diversified Income Fund - Series I                     0.60%      N/A      0.33%         0.93%
AIM V.I. Government Securities Fund - Series I                  0.50%      N/A      0.58%         1.08%
AIM V.I. Growth Fund - Series I                                 0.62%      N/A      0.26%         0.88%
AIM V.I. International Growth Fund - Sereis I (2)               0.73%      N/A      0.32%         1.05%
AIM V.I. Premier Equity Fund - Series I (2)                     0.60%      N/A      0.25%         0.85%
The Dreyfus Socially Responsible Growth Fund, Inc.:
Initial Shares                                                  0.75%      N/A      0.03%         0.78%
Dreyfus Stock Index Fund: Initial Shares                        0.25%      N/A      0.01%         0.26%
Dreyfus VIF - Growth & Income Portfolio: Initial Shares         0.75%      N/A      0.05%         0.80%
Dreyfus VIF - Money Market Portfolio                            0.50%      N/A      0.08%         0.58%
Fidelity VIP Contrafund Portfolio  - Initial Class (3)          0.58%      N/A      0.10%         0.68%
Fidelity VIP Equity-Income Portfolio - Initial Class (3)        0.48%      N/A      0.10%         0.58%
Fidelity VIP Growth Portfolio - Initial Class (3)               0.58%      N/A      0.10%         0.68%
Fidelity VIP High Income Portfolio - Initial Class (3)          0.58%      N/A      0.13%         0.71%
Franklin Small Cap Fund-Class 2 (4,5)                           0.45%     0.25%     0.31%         1.01%
Mutual Shares Securities Fund - Class 2 (4)                     0.60%     0.25%     0.19%         1.04%
Templeton Developing Markets Securities Fund - Class 2 (4)      1.25%     0.25%     0.32%         1.82%
Templeton Foreign Securities Fund - Class 2 (4,6,7)             0.68%     0.25%     0.22%         1.15%
Templeton Growth Securities Fund - Class 2 (4,8)                0.80%     0.25%     0.05%         1.10%
Goldman Sachs VIT Capital Growth Fund (9)                       0.75%      N/A      0.94%         1.69%
Goldman Sachs VIT CORE(SM) Small Cap Equity Fund (9)            0.75%      N/A      0.47%         1.22%
Goldman Sachs VIT CORE(SM) U.S. Equity Fund (9)                 0.70%      N/A      0.12%         0.82%
Goldman Sachs VIT International Equity Fund (9)                 1.00%      N/A      1.05%         2.05%
MFS Emerging Growth Series - Initial Class (10)                 0.75%      N/A      0.12%         0.87%
MFS Investors Trust Series - Initial Class (10)                 0.75%      N/A      0.15%         0.90%
MFS New Discovery Series (10,11)                                0.90%      N/A      0.16%         1.06%
MFS Research Series - Initial Class (10)                        0.75%      N/A      0.15%         0.90%
Oppenheimer Aggressive Growth Fund/VA                           0.64%      N/A      0.04%         0.68%
Oppenheimer Capital Appreciation Fund/VA                        0.64%      N/A      0.04%         0.68%
Oppenheimer Global Securities Fund/VA                           0.64%      N/A      0.06%         0.70%
Oppenheimer Main Street Growth & Income Fund/VA                 0.68%      N/A      0.05%         0.73%
Oppenheimer Strategic Bond Fund/VA(12)                          0.74%      N/A      0.05%         0.79%
Van Kampen UIF Core Plus Fixed Income Portfolio (13,14)         0.40%      N/A      0.31%         0.71%
Van Kampen UIF Equity Growth Portfolio (13,14)                  0.55%      N/A      0.36%         0.91%
Van Kampen UIF Global Equity Portfolio (13,14)                  0.80%      N/A      0.48%         1.28%
Van Kampen UIF Mid Cap Value Portfolio (13,14)                  0.75%      N/A      0.35%         1.10%
Van Kampen UIF Value Portfolio (13,14)                          0.55%      N/A      0.38%         0.93%

(1) Figures shown in the Table are for the year ended December 31, 2001(except as otherwise noted).

(2) Effective May 1, 2002 the AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund and AIM V.I. Value Fund changed their names to the AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund and AIM V.I. Premier Equity Fund, respectively.

(3)  Actual "Total Portfolio Annual Expenses" were lower because a portion of

                                  8 PROSPECTUS
     the brokerage commissions that the Portfolios paid was used to reduce the Portfolios' expenses. In addition, through arrangements with the Portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. These offsets may be discontinued at any time. Had these offsets been taken into account, "Total Portfolio Annual Expenses" would have been 0.64% for Contrafund Portfolio, 0.57% for Equity-Income Portfolio, 0.65% for Growth Portfolio and 0.70% for High Income Portfolio.

(4) The Portfolio's Class 2 distribution plan or "rule 12b-1 plan" is described in the Portfolio's prospectus.

(5) The manager had agreed in advance to make an estimated reduction of 0.08% to its management fee to reflect reduced services resulting from the Portfolio's investment in a Franklin Templeton money fund. This reduction is required by the Portfolio's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, "Total Portfolio Annual Expenses" would have been 1.09%.

(6) Effective May 1, 2002 the Templeton International Securities Fund - Class 2 changed its name to the Templeton Foreign Securities Fund - Class 2.

(7) The manager had agreed in advance to make an estimated reduction of 0.01% to its management fee to reflect reduced services resulting from the Portfolio's investment in a Franklin Templeton money fund. This reduction is required by the Portfolio's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, "Total Portfolio Annual Expenses" would have been 1.16%.

(8) The Portfolio administration fee is paid indirectly through the management fee.

(9) "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers/ reimbursements of expenses. Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers, have voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent "Total Portfolio Annual Expenses" exceed 1.00% for Capital Growth Fund, 1.00% for CORESM Small Cap Equity Fund, 0.90% for CORESM U.S. Equity Fund and 1.35% for International Equity Fund. With these limitations taken into consideration, "Management Fees", "Rule 12b-1 Fees", "Other Expenses" and "Total Portfolio Annual Expenses" were as follows:

                                                                                        Total
                                                   Management   12b-1    Other        Portfolio
Portfolio                                             Fees       Fees   Expenses   Annual Expenses
------------------------------------------------   ----------   -----   --------   ---------------
Goldman Sachs VIT Capital Growth Fund                 0.75%      N/A      0.25%         1.00%
Goldman Sachs VIT CORE(SM) Small Cap Equity Fund      0.75%      N/A      0.25%         1.00%
Goldman Sachs VIT CORE(SM) U.S. Equity Fund           0.70%      N/A      0.11%         0.81%
Goldman Sachs VIT International Equity Fund           1.00%      N/A      0.35%         1.35%

(10) Each Portfolio has an expense offset arrangement which reduces the Portfolios' custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolios' expenses. "Other Expenses" do not take these expense reductions into account, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would have been lower and would equal 0.86% for Emerging Growth Series, 0.89% for Investors Trust Series, 1.05% for New Discovery Series and 0.89 for Research Series.

(11) MFS has contractually agreed, subject to reimbursement, to bear expenses for the Portfolio such that "Other Expenses" (after taking into account the expense offset arrangement described in note 10 above), do not exceed 0.15% of the average daily net assets of the Portfolios during the current fiscal year. Without these fee arrangements "Total Portfolio Annual Expenses" would have been 1.09%. These contractual fee arrangements will continue at least until May 1, 2003, unless changed with the consent of the board of trustees which oversee the Portfolios.

(12) Oppenheimer Funds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. If the fund emerges from a "penalty box" position for a quarter but then slips back in the next quarter, OFI will reinstate the waiver. The waiver is voluntary and may be terminated by the Manager at any time.

(13) "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers/ reimbursements of expenses by the adviser. For the year ended December 31, 2001, the management fee was reduced to reflect the voluntary waiver of a portion or all of the

                                  9 PROSPECTUS
     management fee and the reimbursement by the Portfolios' adviser to the extent "Total Portfolio Annual Expenses" exceed the following percentages:

     Van Kampen UIF Core Plus Fixed Income Portfolio 0.70%; Van Kampen UIF Equity Growth Portfolio 0.85%; Van Kampen UIF Global Value Equity Portfolio 1.15%; Van Kampen UIF Mid Cap Value Portfolio 1.05%; Van Kampen UIF Value Portfolio 0.85%. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, the "Management Fees", "Rule 12b-1 Fees", "Other Expenses" and "Total Portfolio Annual Expenses" were as follows:

                                                                                       Total
                                                  Management   12b-1    Other        Portfolio
Portfolio                                            Fees       Fees   Expenses   Annual Expenses
-----------------------------------------------   ----------   -----   --------   ---------------
Van Kampen UIF Core Plus Fixed Income Portfolio      0.39%      N/A      0.31%         0.70%
Van Kampen UIF Equity Growth Portfolio               0.49%      N/A      0.36%         0.85%
Van Kampen UIF Global Equity Portfolio               0.67%      N/A      0.48%         1.15%
Van Kampen UIF Mid Cap Value Portfolio               0.70%      N/A      0.35%         1.05%
Van Kampen UIF Value Portfolio                       0.47%      N/A      0.38%         0.85%

(14) Effective May 1, 2002 the Portfolios have been re-branded and have changed names from Morgan Stanley UIF Fixed Income Portfolio to Van Kampen UIF Core Plus Fixed Income Portfolio, Morgan Stanley UIF Equity Growth Portfolio to Van Kampen UIF Equity Growth Portfolio, Morgan Stanley UIF Global Value Equity Portfolio to Van Kampen UIF Global Value Equity Portfolio, Morgan Stanley UIF Mid Cap Value Portfolio to Van Kampen UIF Mid Cap Value Portfolio and Morgan Stanley UIF Value Portfolio to Van Kampen UIF Value Portfolio.

                                  10 PROSPECTUS

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

..    invested $1,000 in a Variable Sub-Account,

..    earned a 5% annual return on your investment, and

..    earned a 5% annual return on your investment, surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT OR RECEIVE INCOME PAYMENTS. THE EXAMPLE DOES NOT INCLUDE DEDUCTIONS FOR PREMIUM TAXES BECAUSE NEW YORK DOES NOT CHARGE PREMIUM TAXES ON ANNUITIES.

Variable Sub-Account                          1 Year  3 Years  5 Years  10 Years
--------------------------------------------- ------  -------  -------  --------
AIM V.I. Balanced                               $76     $111    $148      $279
AIM V.I. Core Equity                            $73     $101    $133      $248
AIM V.I. Diversified Income                     $74     $105    $138      $259
AIM V.I. Government Securities                  $76     $109    $146      $275
AIM V.I. Growth                                 $73     $103    $136      $254
AIM V.I. International Growth                   $75     $109    $144      $272
AIM V.I. Premier Equity                         $73     $102    $134      $251
The Dreyfus Socially Responsible Growth, Inc.   $72     $100    $130      $244
Dreyfus Stock Index                             $67     $ 84    $103      $187
Dreyfus VIF - Growth & Income                   $73     $101    $131      $246
Dreyfus VIF - Money Market                      $70     $ 94    $120      $222
Fidelity VIP Contrafund                         $71     $ 97    $125      $233
Fidelity VIP Equity-Income                      $70     $ 94    $120      $222
Fidelity VIP Growth                             $71     $ 97    $125      $233
Fidelity VIP High Income                        $72     $ 98    $127      $236
Franklin Small Cap                              $75     $107    $142      $268
Mutual Shares Securities                        $75     $108    $144      $271
Templeton Developing Markets                    $75     $108    $144      $271
Templeton Foreign Securities                    $76     $112    $150      $282
Templeton Growthl Securitie                     $76     $110    $147      $277
Goldman Sachs VIT Capital Growth                $82     $128    $177      $335
Goldman Sachs VIT CORE(SM) Small Cap Equity     $77     $114    $153      $289
Goldman Sachs VIT CORE(SM) U.S. Equity          $73     $101    $133      $248
Goldman Sachs VIT International Equity          $85     $139    $195      $369
MFS Emerging Growth                             $73     $103    $135      $253
MFS Investors Trust                             $74     $104    $137      $256
MFS New Discovery                               $75     $109    $145      $273
MFS Research                                    $74     $104    $137      $256
Oppenheimer Aggressive Growth/VA                $71     $ 97    $125      $233
Oppenheimer Capital AppreciationVA              $71     $ 97    $125      $233
Oppenheimer Global Securities/VA                $64     $ 76    $ 89      $158
Oppenheimer Main Street Growth & Income/VA      $72     $ 99    $128      $238
Oppenheimer Strategic Bond/VA                   $73     $101    $131      $245
Van Kampen UIF Core Plus Fixed Income           $72     $ 98    $127      $236
Van Kampen UIF Equity Growth                    $74     $104    $137      $257
Van Kampen UIF Global Equity                    $74     $105    $138      $259
Van Kampen UIF Mid Cap Value                    $78     $110    $156      $277
Van Kampen UIF Value                            $78     $116    $156      $295

                                  11 PROSPECTUS

EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments (for at least 120 months if under an Income Plan with a specified period), at the end of each period.

Variable Sub-Account                          1 Year  3 Years  5 Years  10 Years
--------------------------------------------- ------  -------  -------  --------
AIM V.I. Balanced                               $25     $ 77     $131     $279
AIM V.I. Core Equity                            $22     $ 67     $116     $248
AIM V.I. Diversified Income                     $23     $ 71     $121     $259
AIM V.I. Government Securities                  $25     $ 75     $129     $275
AIM V.I. Growth                                 $22     $ 69     $119     $254
AIM V.I. International Growth                   $24     $ 75     $127     $272
AIM V.I. Premier Equity                         $22     $ 68     $117     $251
The Dreyfus Socially Responsible Growth, Inc.   $21     $ 66     $113     $244
Dreyfus Stock Index                             $16     $ 50     $ 86     $187
Dreyfus VIF - Growth & Income                   $22     $ 67     $114     $246
Dreyfus VIF - Money Market                      $19     $ 60     $103     $222
Fidelity VIP Contrafund                         $20     $ 63     $108     $233
Fidelity VIP Equity-Income                      $19     $ 60     $103     $222
Fidelity VIP Growth                             $20     $ 63     $108     $233
Fidelity VIP High Income                        $24     $ 64     $110     $236
Franklin Small Cap                              $24     $ 73     $125     $268
Mutual Shares Securities                        $24     $ 74     $127     $271
Templeton Developing Markets                    $25     $ 74     $127     $271
Templeton Foreign Securities                    $25     $ 78     $133     $282
Templeton Growthl Securitie                     $25     $ 76     $130     $277
Goldman Sachs VIT Capital Growth                $31     $ 94     $160     $335
Goldman Sachs VIT CORE(SM) Small Cap Equity     $26     $ 80     $136     $289
Goldman Sachs VIT CORE(SM) U.S. Equity          $22     $ 67     $116     $248
Goldman Sachs VIT International Equity          $34     $105     $178     $369
MFS Emerging Growth                             $22     $ 69     $118     $253
MFS Investors Trust                             $23     $ 70     $120     $256
MFS New Discovery                               $24     $ 75     $128     $273
MFS Research                                    $23     $ 70     $120     $256
Oppenheimer Aggressive Growth/VA                $20     $ 63     $108     $233
Oppenheimer Capital AppreciationVA              $20     $ 63     $108     $233
Oppenheimer Global Securities/VA                $13     $ 42     $ 72     $158
Oppenheimer Main Street Growth & Income/VA      $21     $ 65     $111     $238
Oppenheimer Strategic Bond/VA                   $22     $ 67     $114     $245
Van Kampen UIF Core Plus Fixed Income           $21     $ 64     $110     $236
Van Kampen UIF Equity Growth                    $23     $ 70     $120     $257
Van Kampen UIF Global Equity                    $23     $ 71     $121     $259
Van Kampen UIF Mid Cap Value                    $25     $ 76     $130     $277
Van Kampen UIF Value                            $27     $ 82     $139     $295

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE EXAMPLES ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES ON PAGE 8-9 ARE IN EFFECT FOR THE TIME PERIODS PRESENTED ABOVE. YOUR ACTUAL EXPENSES MAY BE LESSER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LESSER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $45,000.

                                  12 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

No Accumulation Unit Values are reported because as of the date of this prospectus, no sales of the Contract had occurred.

To obtain more information on each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of ALLSTATE NEW YORK also appear in the Statement of Additional Information. The Variable Account Financial Statements do not reflect any assets attributed to the Contracts offered by this prospectus because no sales of the Contract have occurred as of the date of this prospectus.

THE CONTRACT

CONTRACT OWNER

The Allstate Provider Variable Annuity is a contract between you, the Contract Owner, and Allstate New York, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..    the investment alternatives during the Accumulation and Payout Phases,

..    the amount and timing of your purchase payments and withdrawals,

..    the programs you want to use to invest or withdraw money,

..    the income payment plan you want to use to receive retirement income,

..    the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..    the Beneficiary or Beneficiaries who will receive the benefits that the
     Contract provides when the last surviving Contract Owner dies, and

..    any other rights that the Contract provides.

If you die, any surviving Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of the oldest Contract Owner cannot exceed 85 as of the date we receive the completed application.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued with a qualified plan. See "Qualified Contracts" on page 33.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the oldest Annuitant cannot exceed 85 as of the date we receive the completed application. If the Contract Owner is a natural person you may change the Annuitant prior to the Payout Start Date. In our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

..    the youngest Contract Owner, if living, otherwise

..    the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. See "Death Benefits" on page 27. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to

                                  13 PROSPECTUS
receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you do not name a Beneficiary or, if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

..    your spouse or, if he or she is no longer alive,

..    your surviving children equally, or if you have no surviving children,

..    your estate.

If more than one Beneficiary survives you (or the Annuitant if the Contract Owner is not a natural person), we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

You may not assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment.

Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes and tax penalties. YOU SHOULD CONSULT WITH YOUR ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $100 ($500 for allocations to the Fixed Account) or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments, or reduce the minimum purchase payment we will accept. We reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account) by automatically transferring amounts from your bank account. Please consult with your representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center located in Vernon Hills, Illinois (mailing address: 300 N. Milwaukee Ave., Vernon Hills, IL 60061.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after

                                  14 PROSPECTUS
you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus). You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. Upon cancellation, as permitted by federal or state law, we will return your purchase payments allocated to the Variable Account after an adjustment to the extent federal or state law permits to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

CONTRACT VALUE

On the Issue Date, the Contract Value is equal to the initial purchase payment. Your Contract Value at any other time during the Accumulation Phase is equal to the sum of the value as of the most recent Valuation Date of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

..    changes in the share price of the Portfolio in which the Variable
     Sub-Account invests, and

..    the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                                  15 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 39 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Portfolios. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO:              EACH PORTFOLIO SEEKS:
----------------------  -----------------------------
AIM VARIABLE INSURANCE FUNDS

AIM V.I. Balanced       Achieve as high a total
Fund*                   return as possible,
                        consistent with preservation
                        of capital.

AIM V.I. Core Equity    Growth of capital with a
Fund***                 secondary objective of
                        current income
                                                       AIM ADVISORS, INC.
AIM V.I. Diversified    A high level of current
Income Fund*            income

AIM V.I. Government     A high level of current
Securities Fund*        income consistent with a
                        reasonable concern for safety
                        of principal

AIM V.I. Growth Fund*   Growth of capital

AIM V.I. International  Long-term growth of capital
Growth Fund****

AIM V.I. Premier        Long-term growth of capital.
Equity Fund*****        Income is a secondary
                        objective.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND (VIF) (COLLECTIVELY, THE DREYFUS FUNDS)

The Dreyfus Socially    Capital growth and,
Responsible Growth      secondarily, current income
Fund, Inc.

Dreyfus Stock Index     To match the total return
Fund                    Stock Price Index of the
                        Standard & Poor's(C) 500
                        Composite                      THE DREYFUS CORPORATION

Dreyfus VIF Growth &    Long-term capital growth,
Income Portfolio        income current and growth of
                        income, consistent with
                        reasonable investment risk

Dreyfus VIF Money       A high level of current
Market Portfolio        income as is consistent with
                        the preservation of capital
                        and the maintenance of
                        liquidity

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP            Reasonable income
Equity-Income
Portfolio
                                                       FIDELITY MANAGEMENT &
Fidelity VIP Growth     Capital appreciation           RESEARCH COMPANY
Portfolio

Fidelity VIP High       High level of current income
Income Portfolio        while also considering growth
                        of capital

Fidelity VIP            Portfolio Long-term capital
Contrafund(R)           appreciation

                                  16 PROSPECTUS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP) -- CLASS 2

Franklin Small Cap      Long-term capital growth       FRANKLIN ADVISERS, INC.
Fund

Mutual Shares           Capital appreciation.          FRANKLIN MUTUAL
Securities Fund         Secondary goal is income.      ADVISORS, LLC.

Templeton Developing    Long-term capital              TEMPLETON ASSET
Markets Securities      Appreciation                   MANAGEMENT LTD.
Fund

Templeton Growth        Long-term capital growth       TEMPLETON GLOBAL
Securities Fund                                        ADVISORS LIMITED

Templeton               Long-term capital growth       TEMPLETON INVESTMENT
International                                          COUNSEL, LLC.
Securities Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)

Goldman Sachs VIT       Long-term growth of capital
Capital Growth Fund
                                                       GOLDMAN SACHS ASSET
Goldman Sachs VIT       Long-term growth of capital    MANAGEMENT
Core(SM)Small Cap
Equity Fund

Goldman Sachs VIT       Long-term growth of capital
Core(SM)U.S. Equity     and dividend income
Fund

Goldman Sachs VIT       Long-term capital              GOLDMAN SACHS ASSET
International Equity    appreciation                   MANAGEMENT INTERNATIONAL
Fund

MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS Emerging Growth     Long-term growth of capital
Series

MFS Investors Trust     Long-term growth of capital    MFS INVESTMENT
Series**                with a secondary objective to  MANAGEMENT(R)
                        seek reasonable current
                        income

MFS New Discovery       Capital appreciation
Series

MFS Research Series     Long-term growth of capital
                        and future income

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Van Kampen UIF Equity   Long-term capital
Growth******            appreciation

Van Kampen UIF Core     Above-average total return     MORGAN STANLEY ASSET
Plus Fixed              over a market cycle of three   MANAGEMENT
Income******            to five years

Van Kampen UIF Global   Long-term capital
Equity******            appreciation

Van Kampen UIF Mid Cap  Above-average total return
Value******             over a market cycle of three
                        to five years

Van Kampen UIF          Above-average total return     MILLER ANDERSON &
Value******             over a market cycle of three   SHERRERD, LLP
                        to five years

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Aggressive  Capital appreciation
Growth Fund/VA

Oppenheimer Capital     Capital appreciation
Appreciation Fund/VA
                                                       OPPENHEIMER FUNDS, INC.
Oppenheimer Global      Long-term capital
Securities Fund/VA      appreciation

Oppenheimer Main        High total return, which
Street Growth & Income  includes growth in the value
Fund/VA                 of its shares as well as
                        current income, from equity
                        and debt securities

Oppenheimer Strategic   High level of current income
Bond Fund/VA

                                  17 PROSPECTUS

* The Portfolio's investment objectives may be changed by the Portfolio's Board of Trustees without shareholder approval.

** Effective May 1, 2001, the MFS Growth with Income Series changed its name to MFS Investors Trust Series, and changed its investment policies.

*** Effective May 1, 2002, the Portfolio changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

**** Effective May 1, 2002, the Portfolio changed its name from AIM V.I. International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

***** Effective May 1, 2002, the Portfolio changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

****** Effective May 1, 2002, the Portfolio changed its name from Morgan Stanley to Van Kampen. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WTH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS ARE RESULT OF VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER AS LEVELS THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

                                  18 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your purchase payments to the Fixed Account Options. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. Please consult with your representative for current information. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

SIX MONTH DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Under this Option, you may establish a Dollar Cost Averaging Program by allocating purchase payments to The Six Month Dollar Cost Averaging Fixed Account Option ("Six Month DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for six months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Six Month DCA Fixed Account Option. You must transfer all of your money out of the Six Month DCA Fixed Account Option to the Variable Sub-Accounts in six equal monthly installments. If you discontinue the Six Month Dollar Cost Averaging Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Dreyfus VIF Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Six Month DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer the payment plus associated interest to the Dreyfus VIF Money Market Variable Sub-Account in equal monthly installments. Transfering Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of Dollar Cost Averaging described on page 23.

TWELVE MONTH DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Under this Option, you may establish a Dollar Cost Averaging Program by allocating purchase payments to The Twelve Month Dollar Cost Averaging Fixed Account Option ("Twelve Month DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Twelve Month DCA Fixed Account Option. You must transfer all of your money out of the Twelve Month DCA Fixed Account Option to the Variable Sub-Accounts in twelve equal monthly installments. If you discontinue the Twelve Month Dollar Cost Averaging Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Dreyfus VIF Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Twelve Month DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer the payment plus associated interest to the Dreyfus VIF Money Market Variable Sub-Account in equal monthly installments. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 23.

At the end of the transfer period, any nominal amounts remaining in the Six Month Dollar Cost Averaging Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account will be allocated to the Dreyfus VIF Money Market Variable Sub-Account.

Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee.

INVESTMENT RISK. We bear the investment risk for all amounts allocated to the Six Month DCA Fixed Account Option and the Twelve Month DCA Fixed Account Option. That is because we guarantee the current interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Six Month DCA Fixed Account Option and the Twelve Month DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-692-4682.

GUARANTEE PERIODS

 Under this option, each payment or transfer allocated to the Fixed Account earns interest at a specified rate that we guarantee for a period of years we call a GUARANTEE PERIOD. Guarantee Periods may range from 1 to 10 years. We are

                                  19 PROSPECTUS
currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select one or more Guarantee Periods for each purchase payment or transfer. If you do not select the Guarantee Period for a purchase payment or transfer, we will assign the shortest Guarantee Period available under the Contract for such payment or transfer.

Each payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to the Fixed Account. Please consult with your sales representative for more information.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your sales representative or ALLSTATE NEW YORK at 1-800-692-4682. The interest rate will never be less than the minimum guaranteed amount stated in the Contract.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period.

The following example illustrates how a purchase payment allocated to the Fixed Account would grow, given an assumed Guarantee Period and effective annual interest rate:

Purchase Payment ......... .........................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%

                                                                   END OF CONTRACT YEAR
                                              --------------------------------------------------------------
                                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
                                              ----------   ----------   ----------   ----------   ----------
Beginning Contract Value...................   $10,000.00
   X (1 + Annual Interest Rate)               x    1.045
                                              ----------
                                              $10,450.00

Contract Value at end of Contract Year.....                $10,450.00
   X (1 + Annual Interest                                  x    1.045
                                                           ----------
                                                           $10,920.25

Contract Value at end of Contract Year.....                             $10,920.25
   X (1 + Annual Interest Rate)                                              1.045
                                                                        ----------
                                                                        $11,411.66

Contract Value at end of Contract Year.....                                          $11,411.66
   X (1 + Annual Interest Rate)                                                      x    1.045
                                                                                     ----------
                                                                                     $11,925.19

Contract Value at end of Contract Year.....                                                       $11,925.19
   X (1 + Annual Interest Rate)                                                                        1.045
                                                                                                  ----------
                                                                                                  $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

                                  20 PROSPECTUS

RENEWALS. At least 15 but not more than 45 days prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) take no action. We will automatically apply your money to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment. We will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the Shortest Guarantee Period then being offered; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Unless you specify otherwise, amounts not withdrawn will be applied to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Under our automatic laddering program ("Automatic Laddering Program"), you may choose, in advance, to use Guarantee Periods of the same length for all renewals. You can select this Program at any time during the Accumulation Phase, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this Program at any time. For additional information on the Automatic Laddering Program, please call our customer service center at 1-800-692-4682.

MARKET VALUE ADJUSTMENT. All withdrawals in excess of the PREFERRED WITHDRAWAL AMOUNT, and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also applies when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30 day period after such Guarantee Period expires). A positive Market Value Adjustment will apply to amounts currently invested in a Guarantee Period that are paid out as death benefits. We will not apply a Market Value Adjustment to a transfer you make as part of a Dollar Cost Averaging Program. We also will not apply a Market Value Adjustment to a withdrawal you make:

..    within the Preferred Withdrawal Amount as described on page 24, or

..    to satisfy the IRS minimum distribution rules for the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the time remaining in the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you or transferred. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you or transferred.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 2 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 2 year Treasury

                                  21 PROSPECTUS

Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix A to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives at any time. The minimum amount that you may transfer into a Guarantee Period is $500. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer. Transfers you make as part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program do not count against the 12 free transfers per Contract Year.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from the Fixed Account for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment. If any transfer reduces your value in such Guarantee Period to less than $500, we will treat the request as a transfer of the entire value in such Guarantee Period.

We reserve the right to waive any transfer fees and restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-692-4682, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time (3:00 p.m. Central Time). In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time (3:00 p.m. Central Time), or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS

We reserve the right to limit transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account transfer request, if:

..    we believe, in our sole discretion, that excessive trading by such Contract
     Owner or Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Portfolio or would be to the disadvantage of other Contract owners; or

..    we are informed by one or more of the Portfolios that they intend to restrict the purchase or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

                                  22 PROSPECTUS

                          DOLLAR COST AVERAGING PROGRAM

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount every month during the Accumulation Phase from any Variable Sub-Account, or the the Six Month DCA Fixed Account, or the Twelve Month DCA Fixed Account Option, to any other Variable Sub-Account. You may not use dollar cost averaging to transfer amounts to the Fixed Account.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee. In addition, we will not apply the Market Value Adjustment to these transfers.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Balanced Variable Sub-Account and 60% to be in the Fidelity VIP Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Balanced Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Balanced Variable Sub-Account and use the money to buy more units in the Fidelity VIP Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may not use the Dollar Cost Averaging and Automatic Portfolio Rebalancing programs at the same time.

EXPENSES

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is for the cost of maintaining each Contract and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

..    total purchase payments equal $50,000 or more, or

..    all of your money is allocated to the Fixed Account on a Contract
     Anniversary.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an

                                  23 PROSPECTUS
annual rate of 1.15% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw in excess of the Preferred Withdrawal Amount, adjusted by a Market Value Adjustment. The charge declines by 1% annually to 0% after 7 complete years from the day we receive the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 6. During each Contract Year, you can withdraw up to 15% of purchase payments without paying the charge. Unused portions of this 15% "PREFERRED WITHDRAWAL AMOUNT" are not carried forward to future Contract Years.

We determine the withdrawal charge by:

..    multiplying the percentage corresponding to the number of complete years since we received the purchase payment being withdrawn, times

..    the part of each purchase payment withdrawal that is in excess of the
     Preferred Withdrawal Amount, adjusted by a Market Value Adjustment.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings in the Contract, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

..    on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

..    the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..    withdrawals taken to satisfy IRS minimum distribution rules for the
     Contract; or

..    withdrawals made after all purchase payments have been withdrawn.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Withdrawals may also be subject to a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

PREMIUM TAXES

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently making a provision for such taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the

                                  24 PROSPECTUS

Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of these charges and expenses, see pages 8-10. We may receive compensation from the investment advisers or administrators of the Portfolios for administrative services we provide to the Portfolios.

ACCESS TO YOUR MONEY

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Full or partial withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 25.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our customer service center, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, you must return your Contract to us.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment or transfer for 10 business days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or the Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the amount in any Guarantee Period to less than $500, we will treat it as a request to withdraw the entire amount invested in such Guarantee Period. If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract.

Before terminating any Contract whose value has been reduced by withdrawals to less than $1,000, we will inform you in writing of our intention to terminate your Contract and give you ast least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

                                  25 PROSPECTUS

INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years if you have designated only one Annuitant or Income Plan 2 with guaranteed payments for 10 years if you have desginated joint Annuitants. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

..    fixed income payments;

..    variable income payments; or

..    a combination of the two.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You will also have a limited ability to make transfers from the Variable Account portion of the income payments to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments. We deduct applicable premium taxes, if any, from the Contract Value at the Payout Start Date. New York does not currently impose a premium tax.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed

                                  26 PROSPECTUS

Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by a Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

..    terminate the Contract and pay you the Contract Value, adjusted by any
     Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..    reduce the frequency of your payments so that each payment will be at least
     $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolio and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from the Fixed Account for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in the Fixed Account on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 business days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

DEATH BENEFITS

We will pay a death benefit if, prior to the Payout Start Date:

1. any Contract owner dies or,

2. the Annuitant dies, if the Contract Owner is not a natural person.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies).

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit, or

3. the Contract Value on the DEATH BENEFIT

                                  27 PROSPECTUS

ANNIVERSARY immediately preceding the date we determine the death benefit, adjusted by any purchase payments, withdrawal adjustment as defined below, and charges made since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries, or

4. the greatest of the Anniversary Values as of the date we determine the death benefit. An "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that anniversary and reduced by the amount of any withdrawal adjustment, as defined below, since that anniversary. Anniversary Values will be calculated for each Contract Anniversary prior to the earlier of:

(i) the date we determine the death benefit, or

(ii) the deceased's 75th birthday or 5 years after the Issue Date, if later.

A positive Market Value Adjustment will apply to amounts currently invested in a Guarantee Period that are paid out as death benefits.

The value of the death benefit will be determined at the end of the Valuation Date on which we receive a complete request for payment of the death benefit, which includes Due Proof of Death.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount,

(b) = the Contract Value immediately prior to the withdrawal, and

(c) = the value of the applicable death benefit alternative immediately prior to the withdrawal.

See Appendix C for an example representative of how the withdrawal adjustment applies.

We will not settle any death claim until we receive Due Proof of Death. We will accept the following documentation as Due Proof of Death:

..    a certified copy of a death certificate; or

..    a certified copy of a decree of a court of competent jurisdiction as to a finding of death; or

..    any other proof acceptable to us.

DEATH BENEFIT PAYMENTS

A death benefit will be paid:

1. if the new Contract Owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and

2. if the death benefit is paid as of the day the value of the death benefit is determined.

Otherwise, the Settlement Value will be paid. The new Contract Owner may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

We reserve the right to waive the 180 day limit on a non-discriminatory basis. The Settlement Value paid will be the Settlement Value next computed on or after the requested distribution date for payment, or on the mandatory distribution date of 5 years after the date of death.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the Contract Owner eligible to receive the death benefit is not a natural person, the Contract Owner may elect to receive the distribution upon death in one or more distributions. However, the entire value of the Contract must be distributed within five years after the date of death.

If the Contract Owner is a natural person, the Contract Owner may elect to receive the distribution upon death either in one or more distributions, or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

..    the life of the Contract Owner; or

..    a period not to exceed the life expectancy of the Contract Owner; or

..    the life of the Contract Owner with payments guaranteed for a period not to exceed the life expectancy of the Contract Owner.

If the surviving spouse of the deceased Contract Owner is the sole new Contract Owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once.

If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

                                  28 PROSPECTUS

MORE INFORMATION

ALLSTATE NEW YORK

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York.

Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is One Allstate Drive, Farmingville, New York 11738. Our service center is located in Vernon Hills, Illinois.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in A+g rating to Allstate New York due to its group affiliation with Allstate Life. Standard & Poor's Insurance Rating Service assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate New York, sharing the same ratings of its parents, Allstate Life. These ratings do not reflect the performance of the Variable Account.We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations.

Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 39 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commission paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales to broker-dealers will not exceed 6.25% of any purchase payments. These commissions are intended to cover distribution expenses. From time to time, we may offer additional sales incentives of up to 1% of purchase payments to broker-dealers who maintain certain sales volume levels.

Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

..    issuance of the Contracts;

..    maintenance of Contract Owner records;

..    Contract Owner services;

..    calculation of unit values;

..    maintenance of the Variable Account; and

..    preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each

                                  29 PROSPECTUS
particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

TAX QUALIFIED PLANS

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment portfolio. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any changes.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts.

It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among Variable Accounts buying shares of the Portfolios.

Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a Variable Account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

LEGAL MATTERS

JordenBurt LLP, Washington, D.C., has advised ALLSTATE NEW YORK on certain federal securities law matters. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and ALLSTATE NEW YORK's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

                                  30 PROSPECTUS

TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

ALLSTATE NEW YORK is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from ALLSTATE NEW YORK, and its operations form a part of ALLSTATE NEW YORK, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, ALLSTATE NEW YORK believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, ALLSTATE NEW YORK does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore ALLSTATE NEW YORK does not intend to make provisions for any such taxes. If ALLSTATE NEW YORK is taxed on investment income or capital gains of the Variable Account, then ALLSTATE NEW YORK may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract Owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. ALLSTATE NEW YORK is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "ADEQUATELY DIVERSIFIED" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract Owner during the taxable year. Although ALLSTATE NEW YORK does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you

                                  31 PROSPECTUS
being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income.

ALLSTATE NEW

YORK does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date.

It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

1. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

2. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

3. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or becoming totally disabled,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions,

                                  32 PROSPECTUS
any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

TAX FREE EXCHANGES UNDER IRC SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-qualified annuity contract. The Contract Owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-qualified deferred annuity contracts issued by ALLSTATE NEW YORK (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, ALLSTATE NEW YORK is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

ALLSTATE NEW YORK is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

                               QUALIFIED CONTRACTS

The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

..    Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
     Code;

..    Roth IRAs under Section 408A of the Code;

..    Simplified Employee Pension Plans under Section 408(k) of the Code;

..    Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
     408(p) of the Code;

..    Tax Sheltered Annuities under Section 403(b) of the Code;

..    Corporate and Self Employed Pension and Profit Sharing Plans under Sections
     401 and 403; and

..    State and Local Government and Tax-Exempt Organization Deferred
     Compensation Plans under Section 457.

ALLSTATE NEW YORK reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and distributions that do not conform to specified commencement and minimum distribution rules.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM A QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"QUALIFIED DISTRIBUTIONS" from Roth IRAs are not included in gross income. "Qualified distributions" are

                                  33 PROSPECTUS
any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made to a beneficiary after the Contract Owner's death,

..    attributable to the Contract Owner being disabled, or

..    made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"NONQUALIFIED DISTRIBUTIONS" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. Not all income plans offered under this annuity contract satisfy the requirements for minimum distributions. Because these distributions are required under the code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA may not invest in life insurance contracts. However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value.

The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing the Enhanced Earnings Death Benefit Plus Option to be sold with an IRA.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

ALLSTATE NEW YORK reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or total disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract Beneficiary,

4. made pursuant to an IRS levy,

5. made for certain medical expenses,

6. made to pay for health insurance premiums while unemployed (only applies for IRAs),

7. made for qualified higher education expenses (only applies for IRAs), and

8. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, ALLSTATE NEW YORK is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "ELIGIBLE ROLLOVER DISTRIBUTIONS." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. ALLSTATE NEW YORK is required to withhold federal income

                                  34 PROSPECTUS
tax at a rate of 20% on all "ELIGIBLE ROLLOVER DISTRIBUTIONS" unless you elect to make a "DIRECT ROLLOVER" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

4. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, ALLSTATE NEW YORK is required to withhold federal income tax using the wage withholding rates from all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form.

If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "ROLLED OVER" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "ROLLED OVER" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..    attains age 59 1/2,

..    separates from service,

..    dies,

..    becomes disabled, or

..    incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where ALLSTATE NEW YORK is directed to transfer some or all of the Contract Value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "KEOGH") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive

                                  35 PROSPECTUS
benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.

ANNUAL REPORTS AND OTHER DOCUMENTS

ALLSTATE NEW YORK's annual report on Form 10-K for the year ended December 31, 2001 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000948255. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at: Customer Service, P.O. Box 94038, Palatine, Illinois 60094-4038 (telephone: 1-800-692-4682).

PERFORMANCE INFORMATION

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

EXPERTS

The financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and related financial statement schedules incorporated herein by reference from the Annual Report on Form 10-K of Allstate New York and from the STatement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon the authority as experts in accounting and auditing.

The financial statements of the Variable Accounts as of December 31, 2001 and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                  36 PROSPECTUS

APPENDIX A MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period; and

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.

"Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

..9 x (I - J) x N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transefered (in excess of the Free Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarentee Period expires.

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Guaranteed Interest Rate: 4.50%

5 Year Treasury Rate at the time the Guarantee Period is established: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

EXAMPLE 1 (ASSUME DECLINING INTEREST RATES)

Step 1. Calculate
Contract Value at End
of Contract Year 3:          $10,000.00 X  (1.045)/3/ = $11,411.66

Step 2. Calculate the
Preferred Withdrawal Amount:  .15 X 10,000.000 = $1,500.00

Step 3. Calculate the        I = 4.5%
Market Value Adjustment:     J = 4.2%
                             N = 730 days
                             ------------ = 2
                                 365 days

                             Market Value Adjustment Factor: .9 X (I - J) X N = .9 X (.045 - .042) X (730/365) = .0054

                             Market Value Adjustment = Market Value Adjustment Factor x Amount Subject to Market Value Adjustment:
                             = .0054 X ($11,411.66 - $1,500.00) = $53.32

Step 4. Calculate the
Withdrawal Charge:           = .05 X (10,000.00 - 1,500.00 + 53.52) = $427.68

Step 5. Calculate the amount
received by a Contract Owner
as a result of full
withdrawal at the end of
Contract Year 3:             11,411.66 - 427.68 + 53.52 = $11,037.50

                                  37 PROSPECTUS

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract
Value at End of Contract
Year 3:                      10,000.00 X (1.045)/3/ = $11,411.66

Step 2. Calculate the
Preferred Withdrawal
Amount:                      .15 X 10,000.00 = $1,500.00

Step 3. Calculate the
Market Value Adjustment:     I = 4.5%
                             J = 4.8%
                             N = 730 days
                                 -------- = 2
                                 365 days

                             Market Value Adjustment Factor: .9 X (I-J) X N = .9 X (.045 - .048) X (730/365) = -.0054

                             Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:
                             -.0054 X (11,411.66 - 1,500.00) = -$53.52

Step 4. Calculate the
Withdrawal Charge:           .05 X (10,000.00 - 1,500.00 - 53.52) = $422.32

Step 5. Calculate the
amount received by a
Contract Owner as a result
of full withdrawal at the
end of Contract Year 3:      11,411.66 - 422.32 - 53.52 = $10,935.82

                                  38 PROSPECTUS

APPENDIX B
WITHDRAWAL ADJUSTMENT EXAMPLE

Issue Date: January 1, 2002

Initial Purchase Payment: $50,000

Death Benefit Amount

                                                            Death Benefit
                                                 Contract       Value
                             Contract Value    Transaction      After                              Greatest
 Date   Type of Occurence   Before Occurrence     Amount      Occurence    Anniversary Value  Anniversary Value
------  ------------------  -----------------  -----------  -------------  -----------------  -----------------
1/1/01      Issue Date                --         $50,000       $50,000          $50,000            $50,000
1/1/02       Contract
           Anniversary           $55,000              --       $55,000          $50,000            $55,000
7/1/02  Partial Withdrawal       $60,000         $15,000       $45,000          $37,500            $41,250

Withdrawal adjustment equals the partial withdrawal amount divided by the Contract Value immediately prior to the partial withdrawal multiplied by the value of the applicable death benefit amount alternative immediately prior to the partial withdrawal.

DEATH BENEFIT ANNIVERSARY VALUE DEATH BENEFIT
PARTIAL WITHDRAWAL AMOUNT                                    (w)        $15,000
Contract Value Immediately Prior to Partial Withdrawal       (a)        $60,000
Value of Applicable Death Benefit Amount Immediately
Prior to Partial Withdrawal                                  (d)        $50,000
Withdrawal Adjustment                                   [(w)/(a)]x(d)   $12,500
Adjusted Death Benefit                                                  $37,500

GREATEST ANNIVERSARY VALUE DEATH BENEFIT
PARTIAL WITHDRAWAL AMOUNT                                    (w)        $15,000
Contract Value Immediately Prior to Partial Withdrawal       (a)        $60,000
Value of Applicable Death Benefit Amount Immediately
Prior to Partial Withdrawal                                  (d)        $55,000
Withdrawal Adjustment                                   [(w)/(a)]x(d)   $13,750
Adjusted Death Benefit                                                  $41,250

Please remember that you are looking at a hypothetical example, and that your investment performance may be greater or less than the figures shown.

                                  39 PROSPECTUS

CUSTOM PORTFOLIO VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 82656, LINCOLN, NE 68501-2656 TELEPHONE NUMBER: 1-800-692-4682
PROSPECTUS DATED APRIL 30, 2005

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is offering the Custom Portfolio Variable Annuity, a group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 29 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 3 fixed account options ("FIXED ACCOUNT") and 26 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following underlying fund portfolios ("PORTFOLIOS"):

AIM VARIABLE INSURANCE FUNDS               DREYFUS STOCK INDEX FUND
FIDELITY(R) VARIABLE INSURANCE PRODUCTS    DREYFUS VARIABLE INVESTMENT FUND
                                            (VIF)
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST                            WELLS FARGO VARIABLE TRUST FUNDS
OPPENHEIMER VARIABLE ACCOUNT FUNDS         DELAWARE VIP TRUST
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 FUND, INC.

WE (Allstate New York) have filed a Statement of Additional Information, dated April 30, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 40 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

              THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

              THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
IMPORTANT     HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
              OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
 NOTICES      DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS
              OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS
              INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
              PRINCIPAL.

              THE CONTRACTS ARE NOT FDIC INSURED.

              THE CONTRACTS ARE ONLY AVAILABLE IN NEW YORK.

                                  1 PROSPECTUS

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
OVERVIEW
  Important Terms                                                              3
  The Contract at a Glance                                                     4
  How the Contract Works                                                       6
  Expense Table                                                                7
  Financial Information                                                        9
CONTRACT FEATURES
  The Contract                                                                 9
  Purchases                                                                   10
  Contract Value                                                              11
  Investment Alternatives                                                     11
     The Variable Sub-Accounts                                                11
     The Fixed Account                                                        13
     Transfers                                                                17
  Expenses                                                                    19
  Access To Your Money                                                        20
  Income Payments                                                             21

                                                                            PAGE
                                                                            ----
Death Benefits                                                                23
OTHER INFORMATION
  More Information:                                                           26
     Allstate New York                                                        26
     The Variable Account                                                     26
     The Portfolios                                                           27
     The Contract                                                             27
     Non-Qualified Annuities Held Within a Qualified Plan                     28
     Legal Matters                                                            28
  Taxes                                                                       29
  Annual Reports and Other Documents                                          35
APPENDIX A-ACCUMULATION UNIT VALUE                                            34
APPENDIX B-MARKET VALUE ADJUSTMENT                                            37
APPENDIX C-WITHDRAWAL ADJUSTMENT EXAMPLE                                      39
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                         40

                                  2 PROSPECTUS

IMPORTANT TERMS

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            PAGE
                                                                            ----
Accumulation Phase                                                             6
Accumulation Unit                                                             11
Accumulation Unit Value                                                       11
Allstate New York ("We" or "Us")                                               1
Anniversary Values                                                            23
Annuitant                                                                      9
Automatic Additions Program                                                   10
Automatic Portfolio Rebalancing Program                                       18
Beneficiary                                                                    9
Cancellation Period                                                           11
Contract*                                                                      9
Contract Anniversary                                                           5
Contract Owner ("You")                                                         9
Contract Value                                                                 5
Contract Year                                                                  5
Death Benefit Anniversary                                                     24
Dollar Cost Averaging Program                                                 18
Due Proof of Death                                                            24
Fixed Account                                                                 13

                                                                            PAGE
                                                                            ----
Guarantee Periods                                                             14
Income Payments                                                               21
Investment Alternatives                                                       11
Issue Date                                                                     6
Market Value Adjustment                                                       16
Payout Phase                                                                   6
Payout Start Date                                                             21
Portfolios                                                                    27
Preferred Withdrawal Amount                                                   20
Tax Qualified Contracts                                                       32
Right to Cancel                                                               11
SEC                                                                            1
Settlement Value                                                              24
Systematic Withdrawal Program                                                 21
Treasury Rate                                                                 16
Valuation Dates                                                               11
Variable Account                                                              26
Variable Sub-Account                                                          11

* The Allstate Custom Portfolio Variable Annuity is a group contract and your ownership is represented by certificates. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

                                  3 PROSPECTUS

THE CONTRACT AT A GLANCE

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                You can purchase a Contract with as little as
                                 $3,000 ($2,000 for a "QUALIFIED CONTRACT" which
                                 is a Contract issued with a qualified
                                 endorsement). You can add to your Contract as
                                 often and as much as you like, but each payment
                                 must be at least $100. For allocations to the
                                 Fixed Account the minimum payment must be at
                                 least $500. You must maintain a minimum account
                                 size of $1,000.
--------------------------------------------------------------------------------
RIGHT TO CANCEL                  You may cancel your Contract within 10 days
                                 after receipt (60 days if you are exchanging
                                 another contract for the Contract described in
                                 this prospectus) ("CANCELLATION PERIOD"). Upon
                                 cancellation we will return your purchase
                                 payments adjusted to the extent federal or
                                 state law permits to reflect the investment
                                 experience of any amounts allocated to the
                                 Variable Account.
--------------------------------------------------------------------------------
EXPENSES                         You will bear the following expenses:

                                 . Total Variable Account annual fees equal to 1.25% of average daily net assets

                                 . Annual contract maintenance charge of $30 (with certain exceptions)

                                 . Withdrawal charges ranging from 0% to 7% of payment withdrawn (with certain exceptions)

                                 . Transfer fee of $10 after 12th transfer in any CONTRACT YEAR (fee currently waived)

                                 . State premium tax (New York currently does not impose one).

                                 In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

-------------------------------------------------------------------------------
INVESTMENT                       The Contract offers 29 investment alternatives
ALTERNATIVES                     including:

                                 .    3 Fixed Account Options (which credits
                                      interest at rates we guarantee), and

                                 .    26 Variable Sub-Accounts investing in
                                      Portfolios offering professional money
                                      management by:

                                 .    A I M Advisors, Inc.

                                 .    Fidelity Management & Research Company

                                 .    Templeton Investment Counsel, LLC

                                 .    OppenheimerFunds, Inc.

                                 .    The Dreyfus Corporation

                                 .    Wells Fargo Funds Management, LLC

                                 .    Delaware Management Company

                                 To find out current rates being paid on the Fixed Account, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-692- 4682.

--------------------------------------------------------------------------------
SPECIAL SERVICES                 For your convenience, we offer these special
                                 services:

                                 . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                 . AUTOMATIC ADDITIONS PROGRAM

                                 . DOLLAR COST AVERAGING PROGRAM

                                 . SYSTEMATIC WITHDRAWAL PROGRAM

                                  4 PROSPECTUS

--------------------------------------------------------------------------------
INCOME PAYMENTS                  You can choose fixed income payments, variable
                                 income payments, or a combination of the two.
                                 You can receive your income payments in one of the following ways:

                                 .    life income with guaranteed payments

                                 .    a joint and survivor life income with
                                      guaranteed payments

                                 .    guaranteed payments for a specified period
                                      (5 to 30 years)
--------------------------------------------------------------------------------
DEATH BENEFITS                   If you die before the PAYOUT START DATE, we
                                 will pay the death benefit described in the
                                 Contract.
--------------------------------------------------------------------------------
TRANSFERS                        Before the Payout Start Date, you may transfer
                                 your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. Transfers to the Fixed Account must be at least $500.

                                 We do not currently impose a fee upon
                                 transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year, which we measure from the date we issue your Contract or a Contract anniversary ("CONTRACT ANNIVERSARY").

--------------------------------------------------------------------------------
WITHDRAWALS                      You may withdraw some or all of your Contract
                                 Value at any time during the Accumulation
                                 Phase. Full or partial withdrawals also are
                                 available under limited circumstances on or
                                 after the Payout Start Date. In general, you
                                 must withdraw at least $50 at a time ($1,000
                                 for withdrawals made during the Payout Phase).
                                 Withdrawals taken during the Accumulation Phase
                                 are generally considered to come from the
                                 earnings in the Contract first. If the Contract
                                 is tax-qualified, generally all withdrawals are
                                 treated as distributions of earnings.
                                 Withdrawals of earnings are taxed as ordinary
                                 income and, if taken prior to age 59 1/2, may
                                 be subject to an additional 10% federal tax
                                 penalty. A withdrawal charge and MARKET VALUE
                                 ADJUSTMENT also may apply.
--------------------------------------------------------------------------------

                                  5 PROSPECTUS

HOW THE CONTRACT WORKS

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 29 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account. If you invest in the Fixed Account, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 22. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                  Payout Start
Date            Accumulation Phase         Date                Payout Phase
-------------------------------------------------------------------------------------------------->
You buy      You save for retirement   You elect to receive   You can receive    Or you can receive
a Contract                             income payments or     income payments    income payments
                                       receive a lump sum     for a set period   for life
                                       payment

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-692-4682 if you have any question about how the Contract works.

                                  6 PROSPECTUS

EXPENSE TABLE

The following tables show the fees and expenses that you will pay when buying, owning, making withdrawals or surrendering the Contract. The first table describes the fees and expenses that you will pay when you make a withdrawal, surrender the Contract, or transfer Contract Value among the investment alternatives. Premium taxes are not reflected in the tables because New York currently does not impose premium taxes on annuities.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase
 Payment Being Withdrawn                                 0    1    2    3    4    5    6     7
-------------------------------------------------------------------------------------------------
Applicable Charge                                        7%   6%   5%   4%   3%   2%   1%    0%
-------------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00**
-------------------------------------------------------------------------------------------------

* Each Contract Year, you may withdraw up to 15% of purchase payments without incurring a Withdrawal Charge or a Market Value Adjustment.

** Applies solely to the thirteenth and subsequent transfers within a Contract Year excluding transfers due to dollar cost averaging or automatic portfolio rebalancing. We are currently waiving the transfer fee.

The next tables describe the fees and expenses that you will pay periodically during the time you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Charge                                $30.00/(1)/
--------------------------------------------------------------------------------
(1)  We will waive this charge in certain cases.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Mortality and Expense Risk Charge                                        1.15%
--------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
--------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.25%
--------------------------------------------------------------------------------

PORTFOLIO ANNUAL EXPENSES

(as a percentage of Portfolio average daily net assets)/(1)/

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

ANNUAL PORTFOLIO EXPENSES

                                                               Minimum   Maximum
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
assets, which may include
management fees, and
other expenses)                                                  0.26%    1.14%
--------------------------------------------------------------------------------

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2004.

                                  7 PROSPECTUS

EXAMPLES

Example 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..    invested $10,000 in the Contract for the time periods indicated,

..    earned a 5% annual return on your investment, and

..    surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below because of variations in a Portfolio's expense ratio from year to year.

                                 1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio Expenses                $785     $1,181     $1,601     $3,015
-------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio Expenses                $695     $  909     $1,144     $2,088
-------------------------------------------------------------------------

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                 1 Year    3 Years    5 Years   10 Years
------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio Expenses                $275      $841      $1,431     $3,015
------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio Expenses                $185      $569      $  974     $2,088
------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTANENCE CHARGE OF $30 EACH YEAR.

                                  8 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values for each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.

THE CONTRACT

CONTRACT OWNER

The Custom Portfolio Variable Annuity is a contract between you, the Contract Owner, and Allstate New York, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..    the investment alternatives during the Accumulation and Payout Phases,

..    the amount and timing of your purchase payments and withdrawals,

..    the programs you want to use to invest or withdraw money,

..    the income payment plan you want to use to receive retirement income,

..    the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..    the Beneficiary or Beneficiaries who will receive the benefits that the
     Contract provides when the last surviving Contract Owner dies, and

..    any other rights that the Contract provides.

If you die prior to the Payout Start Date, the new Contract Owner will be the surviving Owner. If there is no surviving Owner, the new Contract Owner will be the Beneficiary(ies) as described in the Beneficiary provision. The new Contract Owner may exercise the rights and privileges provided by the Contract, except that if the new Contract Owner took ownership as the Beneficiary, the new Contract Owner's rights will be subject to any restrictions previously placed upon the Beneficiary.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Owner is a Grantor Trust, the Contract Owner will be considered a non-living person for purposes of the Death of Owner and Death of Annuitant provisions of your Contract. The maximum age of the oldest Contract Owner cannot exceed 85 as of the date we receive the completed application. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the oldest Annuitant cannot exceed 85 as of the date we receive the completed application. If the Contract Owner is a living person you may change the Annuitant prior to the Payout Start Date. In our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

..    the youngest Contract Owner, if living, otherwise

..    the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. See "Death Benefits" on page 23. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Contract Owner. The contingent Beneficiary is the Beneficiary(ies) entitled to receive

                                  9 PROSPECTUS
benefits under the Contract when all primary Beneficiaries predecease the sole surviving Contract Owner.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form, whether or not the Annuitant is living when we receive the notice. Each change is subject to any payment made by us or any other action we take before we accept the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you do not name a Beneficiary or, if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

..    your spouse or, if he or she is no longer alive,

..    your surviving children equally, or if you have no surviving children,

..    your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of qualified plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes and tax penalties. YOU SHOULD CONSULT WITH YOUR ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $100 ($500 for an allocation to the Fixed Account) or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account) by automatically transferring amounts from your bank account. Please consult with your representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice, in good order, of the change.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service

                                  10 PROSPECTUS
center located in Vernon Hills, Illinois (mailing address: 300 N. Milwaukee Ave, Vernon Hills, Illinois 60061).

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus). You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. Upon cancellation, as permitted by federal or state law, we will return your purchase payments allocated to the Variable Account after an adjustment to the extent federal or state law permits to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value.

CONTRACT VALUE

On the Issue Date, the Contract Value is equal to the initial purchase payment. Your Contract Value at any other time during the Accumulation Phase is equal to the sum of the value as of the most recent Valuation Date of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

..    changes in the share price of the Portfolio in which the Variable
     Sub-Account invests, and

..    the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 26 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectus for the Portfolio. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts.

                                  11 PROSPECTUS

PORTFOLIO:                 EACH PORTFOLIO SEEKS        INVESTMENT ADVISER:
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES: (*)
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund -   As high a total return as
 Series I /1/               possible, consistent with
                            preservation of capital
-------------------------------------------------------------------------------
AIM V.I. Capital           Growth of capital
 Appreciation Fund -
 Series I
-------------------------------------------------------------------------------
AIM V.I. Government        High level of current        A I M ADVISORS, INC.
 Securities Fund - Series   income consistent with
 I                          reasonable concern for
                            safety of principal
-------------------------------------------------------------------------------
AIM V.I. Growth Fund -     Growth of capital
 Series I
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund   High level of current
 - Series I                 income
-------------------------------------------------------------------------------
AIM V.I. International     Long-term growth of
 Growth Fund - Series I     capital
-------------------------------------------------------------------------------
AIM V.I. Premier Equity    Long-term growth of
 Fund - Series I            capital with income as a
                            secondary objective
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP               Long-term capital
 Contrafund(R) Portfolio    appreciation.
 - Initial Class
-------------------------------------------------------------------------------
Fidelity VIP               Reasonable income by
 Equity-Income Portfolio    investing primarily in
 - Initial Class            income-producing equity
                            securities. In
                            choosing these
                            securities, the
                            fund will also
                            consider the
                            potential for
                            capital
                            appreciation. The           FIDELITY MANAGEMENT
                            fund's & goal               RESEARCH COMPANY
                            is to achieve a
                            yield which
                            exceeds the
                            composite yield on
                            the securities
                            comprising the S&P
                            500.
-------------------------------------------------------------------------------
Fidelity VIP Growth        To achieve capital
 Portfolio - Initial        appreciation.
 Class
-------------------------------------------------------------------------------
Fidelity VIP Growth        To provide capital growth
 Opportunities Portfolio
 - Initial Class
-------------------------------------------------------------------------------
Fidelity VIP Overseas      Long-term growth of
 Portfolio - Initial        capital.
 Class
-------------------------------------------------------------------------------
DELAWARE VIP TRUST
-------------------------------------------------------------------------------
Delaware VIP Small Cap     Capital appreciation
 Value Series - Standard                               DELAWARE MANAGEMENT
 Class                                                 COMPANY
-------------------------------------------------------------------------------
Delaware VIP Trend Series  Long-term capital
 - Standard Class           appreciation
-------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; DREYFUS STOCK INDEX FUND; AND DREYFUS VARIABLE INVESTMENT FUND (VIF)
-------------------------------------------------------------------------------
The Dreyfus Socially       Capital growth and,
 Responsible Growth Fund,   secondarily, current
 Inc.: Initial Shares       income
-------------------------------------------------------------------------------
Dreyfus Stock Index Fund,  To match the total return
 Inc.: Initial Shares       of the Standard & Poor's   THE DREYFUS CORPORATION
                            500 Composite Stock Price
                            Index
-------------------------------------------------------------------------------
Dreyfus VIF -              Long-term capital growth
 Appreciation Portfolio:    consistent with the
 Initial Shares /(2)/       preservation of capital.
                             Its secondary goal is
                            current income.
-------------------------------------------------------------------------------
Dreyfus VIF - Money        A high level of current
 Market Portfolio           income as is consistent
                            with the preservation of
                            capital and the
                            maintenance of liquidity
-------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------
FTVIP Templeton Global     High total return
 Asset Allocation Fund -                               TEMPLETON INVESTMENT
 Class 2                                               COUNSEL, LLC
-------------------------------------------------------------------------------
FTVIP Templeton Foreign    Long-term capital growth.
 Securities Fund - Class
 2
-------------------------------------------------------------------------------

                                  12 PROSPECTUS

OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Aggressive     Capital appreciation by
 Growth Fund/VA             investing in "growth
                            type"  companies.
-------------------------------------------------------------------------------
Oppenheimer Main Street    High total return (which
 Fund/VA                    includes growth in the     OPPENHEIMERFUNDS, INC.
                            value of its shares as
                            well as current income)
                            from equity and debt
                            securities.
-------------------------------------------------------------------------------
Oppenheimer Strategic      A high level of current
 Bond Fund/VA               income principally
                            derived from interest on
                            debt securities.
-------------------------------------------------------------------------------
WELLS FARGO VARIABLE TRUST FUNDS
-------------------------------------------------------------------------------
Wells Fargo Advantage      Long-term total return,
 Asset Allocation Fund      consistent with
 /(3)/                      reasonable risk
-------------------------------------------------------------------------------
Wells Fargo Advantage      Long-term capital           WELLS FARGO FUNDS
 Equity Income Fund/(4)/    appreciation and           MANAGEMENT, LLC
                            above-average dividend
                            income
-------------------------------------------------------------------------------
Wells Fargo Advantage      Total return comprised of
 Large Company Core Fund    long-term capital
 /(5)/                      appreciation and current
                            income
-------------------------------------------------------------------------------

* The Portfolio's investment objective(s) may be changed by the Portfolio's Board of Trustees without shareholder approval.

(1) Effective July 1, 2005, the AIM V.I. Balanced Fund- Series I will change its name to AIM V.I Basic Balanced Fund-Series I. In addition, the Portfolio's objective will change to long-term growth of capital and current income.

(2)  Sub-Advised by Fayez Sarofim & Co.

(3) Effective April 11, 2005 the Wells Fargo VT Asset Allocation Fund changed its name toWells Fargo Advantage Asset Allocation Fund. The Portfolio's objective has not changed.

(4) Effective April 11, 2005 the Wells Fargo VT Equity Income Fund changed its name to Wells Fargo Advantage Equity Income Fund. The Portfolio's objective has not changed.

(5) Effective April 11, 2005 the Wells Fargo VT Growth Fund changed its name to Wells Fargo Advantage Large Company Core Fund. In addition, the Portfolio's objective has changed.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT

You may allocate all or a portion of your purchase payments to the Fixed Account Options. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

SIX MONTH DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Under this Option, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Six Month Dollar Cost Averaging Fixed Account Option ("Six Month DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for six months at the current rate in effect at

                                  13 PROSPECTUS
the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Six Month DCA Fixed Account Option.

You must transfer all of your money out of the Six Month DCA Fixed Account Option to the Variable Sub-Accounts in six equal monthly installments. If you discontinue the Dollar Cost Averaging Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Dreyfus VIF Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Six Month DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer the payment plus associated interest to the Dreyfus VIF Money Market Variable Sub-Account in equal monthly installments. Transferring Account Value to the Dreyfus Money Market Variable Sub-Account in this manner may not be consistent with the theory of Dollar Cost Averaging described on page 18.

TWELVE MONTH DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Under this Option, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Twelve Month Dollar Cost Averaging Fixed Account Option ("Twelve Month DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Twelve Month DCA Fixed Account Option.

You must transfer all of your money out of the Twelve Month DCA Fixed Account Option to the Variable Sub-Accounts in twelve equal monthly installments. If you discontinue the Dollar Cost Averaging Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Dreyfus VIF Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Twelve Month DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer the payment plus associated interest to the Dreyfus VIF Money Market Variable Sub-Account in equal monthly installments. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 18.

At the end of the transfer period, any nominal amounts remaining in the Six Month Dollar Cost Averaging Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account will be allocated to the Dreyfus VIF Money Market Variable Sub-Account.

Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee.

INVESTMENT RISK. We bear the investment risk for all amounts allocated to the Six Month DCA Fixed Account Option and the Twelve Month DCA Fixed Account Option. That is because we guarantee the current interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Six Month DCA Fixed Account Option and the Twelve Month DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-692-4682.

GUARANTEE PERIODS

Under this option, each payment or transfer allocated to the Fixed Account earns interest at a specified rate that we guarantee for a period of years we call a Guarantee Period. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select one or more Guarantee Periods for each purchase payment or transfer. If you do not select the Guarantee Period for a purchase payment or transfer, we will assign the shortest Guarantee Period available under the Contract for such payment or transfer.

Each payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to the Fixed Account. Please consult with your representative for more information.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We

                                  14 PROSPECTUS
will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your representative or Allstate New York at 1-800-692-4682. The interest rate will never be less than the minimum guaranteed amount stated in the Contract.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period.

The following example illustrates how a purchase payment allocated to the Fixed Account would grow, given an assumed Guarantee Period and effective annual interest rate:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%

                              END OF CONTRACT YEAR

                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value................  $10,000.00
 X (1 +Annual Interest
 Rate)                     X 1.045
                        ----------
                        $10,450.00
Contract Value at end
 of Contract Year.....              $10,450.00
 X (1 + Annual
 Interest Rate)                        X 1.045
                                    ----------
                                    $10,920.25
Contract Value at end
 of Contract Year.....                          $10,920.25
 X (1 + Annual
 Interest Rate)                                    X 1.045
                                                ----------
                                                $11,411.66
Contract Value at end
 of Contract Year.....                                      $11,411.66
 X (1 + Annual
 Interest Rate)                                                X 1.045
                                                            ----------
     $11,925.19
Contract Value at end
 of Contract Year.....                                                   $11,925.19
 X (1 + Annual
 Interest Rate)                                                             X 1.045
                                                                         ----------
                                                                         $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a Withdrawal Charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

RENEWALS. At least 15 but not more than 45 days prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment. We will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the shortest Guarantee Period then being offered; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not

                                  15 PROSPECTUS
     adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Unless you specify otherwise, amounts not withdrawn will be applied to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawal of earnings are taxed as ordinary income, and, if taken prior to age 59 1/2, may be subject to an additional tax penalty

Under our automatic laddering program ("Automatic Laddering Program"), you may choose, in advance, to use Guarantee Periods of the same length for all renewals. You can select the Automatic Laddering Program at any time during the Accumulation Phase, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering the Automatic Laddering Program at any time. For additional information on the Automatic Laddering Program, please call our customer service center at 1-800-692-4682.

MARKET VALUE ADJUSTMENT. All withdrawals in excess of the PREFERRED WITHDRAWAL AMOUNT, and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also applies when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30 day period after such Guarantee Period expires). A positive Market Value Adjustment will apply to amounts currently invested in a Guarantee Period that are paid out as death benefits. We will not apply a Market Value Adjustment to a transfer you make as part of a Dollar Cost Averaging Program. We also will not apply a Market Value Adjustment to a withdrawal you make:

..    within the Preferred Withdrawal Amount as described on page 19, or

..    to satisfy the IRS minimum distribution rules for the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the time remaining in the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you or transferred. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you or transferred.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 2 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 2 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

                                  16 PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. The minimum amount that you may transfer into a Guarantee Period is $500. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer. Transfers you make as part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program do not count against the 12 free transfers per Contract Year.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from the Fixed Account for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment. If any transfer reduces your value in such Guarantee Period to less than $500, we will treat the request as a transfer of the entire value in such Guarantee Period.

We reserve the right to waive any transfer fees and restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-692-4682, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time (3:00 p.m. Central Time). In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time (3:00 p.m. Central Time), or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or

                                  17 PROSPECTUS
excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..    whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities;

..    whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..    the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s). If we determine that a Contract Owner has engaged in a pattern of market timing or excessive trading activity involving multiple Variable Sub-Accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

DOLLAR COST AVERAGING PROGRAM

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount every month during the Accumulation Phase from any Variable Sub-Account, the Six Month Dollar Cost Averaging Fixed Account, or the Twelve Month Dollar Cost Averaging Fixed Account, to any other Variable Sub-Account. You may not use dollar cost averaging to transfer amounts to the Fixed Account.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will

                                  18 PROSPECTUS
automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Balanced - Series I Sub-Account Variable Sub-Account and 60% to be in the Fidelity VIP Growth - Initial Class Sub-Account Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Balanced - Series I Sub-Account Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Balanced - Series I Sub-Account Variable Sub-Account and use the money to buy more units in the Fidelity VIP Growth - Initial Class Sub-Account Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may not use the Dollar Cost Averaging and automatic Portfolio Rebalancing programs at the same time.

EXPENSES

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is for the cost of maintaining each Contract and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

..    total purchase payments equal $50,000 or more, or

..    all of your money is allocated to the Fixed Account on a Contract
     Anniversary.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.15% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

                                  19 PROSPECTUS

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE We may assess a Withdrawal Charge of up to 7% of the purchase payment(s) you withdraw in excess of the Preferred Withdrawal Amount, adjusted by a Market Value Adjustment. The charge declines by 1% annually to 0% after 7 complete years from the day we receive the purchase payment being withdrawn. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the Withdrawal Charge percentage in effect on the date of the withdrawal, or the Withdrawal Charge percentage in effect on the following day, whichever is lower. A schedule showing how the Withdrawal Charge declines appears on page 7. During each Contract Year, you can withdraw up to 15% of purchase payments without paying the Withdrawal Charge. Unused portions of this 15% "PREFERRED WITHDRAWAL AMOUNT" are not carried forward to future Contract Years.

We determine the Withdrawal Charge by:

..    multiplying the percentage corresponding to the number of complete years since we received the purchase payment being withdrawn, times

..    the part of each purchase payment withdrawal that is in excess of the
     Preferred Withdrawal Amount, adjusted by a Market Value Adjustment.

We will deduct Withdrawal Charges, if applicable, from the amount paid. For purposes of the Withdrawal Charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings in the Contract, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a Withdrawal Charge in the following situations:

..    on the Payout Start Date (a Withdrawal Charge may apply if you elect to receive income payments for a specified period of less than 120 months);

..    the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..    withdrawals taken to satisfy IRS required minimum distribution rules for the Contract; or

..    withdrawals made after all purchase payments have been withdrawn.

We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken during the Accumulation Phase are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxable as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Withdrawals may also be subject to a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

PREMIUM TAXES

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently making a provision for such taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Portfolios. For a summary of the maximum and minimum amounts for these charges and expenses, see pages 7-8. We may receive compensation from the investment advisers or administrators of the Portfolios for administrative services we provide to the Portfolios.

                                  20 PROSPECTUS

ACCESS TO YOUR MONEY

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Full or partial withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 22.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our customer service center, adjusted by any Market Value Adjustment, less any Withdrawal Charges, contract maintenance charges, income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable Withdrawal Charge and premium taxes.

Withdrawals taken during the Accumulation Phase are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, you must return your Contract to us.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.   An emergency exists as defined by the SEC; or

3.   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment or transfer for 10 business days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or the Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the amount in any Guarantee Period to less than $500, we will treat it as a request to withdraw the entire amount invested in such Guarantee Period. If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $1,000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later. You may change the Payout Start Date at any time by notifying us in

                                  21 PROSPECTUS
writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years if you have designated only one annuitant or Income Plan 2 with guaranteed payments for 10 years if you have designated a joint Annuitant. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

..    fixed income payments;

..    variable income payments; or

..    a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

INCOME PLAN 3 - GUARANTEED PAYMENT FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You will also have a limited ability to make transfers from the Variable Account portion of the income payments to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments. We deduct applicable premium taxes, if any, from the Contract Value at the Payout Start Date. New York does not currently impose a premium tax.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed

                                  22 PROSPECTUS

Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by a Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

..    terminate the Contract and pay you the Contract Value, adjusted by any
     Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..    reduce the frequency of your payments so that each payment will be at least
     $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, if any, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolio and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from the Fixed Account for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in the Fixed Account on the Payout Start Date by any applicable Market Value Adjustment;

2.   deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 business days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by applicable law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

DEATH BENEFITS

We will pay the death proceeds prior to the Payout Start Date on:

(a)  the death of any Contract Owner, or

(b) the death of the Annuitant, if the Contract is owned by a non-living person.

We will pay the death proceeds to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of a Contract owned by a non-living owner, upon the death of the Annuitant, we will pay the death proceeds to the current Contract Owner.

We will determine the value of the death proceeds as of the end of the Valuation Date on which we receive a complete request for settlement of the death proceeds. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

                                  23 PROSPECTUS

A complete request for settlement of the death proceeds must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death:"

..    a certified copy of the death certificate,

..    a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

..    any other proof acceptable to us.

DEATH PROCEEDS

If we receive a complete request for settlement of the death proceeds within 180 days of the date of the death of any Contract Owner, or the death of the Annuitant, if the Contract is owned by a non-living owner, the death proceeds are equal to the Death Benefit described below. Otherwise, the death proceeds are equal to the greater of the Contract Value or the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the death proceeds will equal the Death Benefit as described below. This right applies only to the amount payable as death proceeds and in no way restricts when a claim may be filed.

If we do not receive a complete request for settlement of the death proceeds within 180 days of the date of death, the death proceeds are equal to the greater of:

1)   the Contract Value as of the date we determine the death proceeds; or

2)   the Settlement Value as of the date we determine the death proceeds.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the Death Benefit is equal to the greatest of:

1. the Contract Value as of the date we receive a complete request for settlement of the death proceeds, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death proceeds, or

3. the Contract Value on the Death Benefit Anniversary immediately preceding the date we receive a complete request for settlement of the death proceeds, adjusted by any purchase payments, withdrawal adjustment as defined below, and charges made since that Death Benefit Anniversary. A "DEATH BENEFIT ANNIVERSARY" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries, or

4. the greatest of the Anniversary Values as of the date we receive a complete request for settlement of the death proceeds. An "ANNIVERSARY VALUE" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by the amount of any withdrawal adjustment, as defined below, since that anniversary. Anniversary Values will be calculated for each Contract Anniversary prior to the earlier of:

(i)  the date we determine the death benefit, or

(ii) the deceased's 75th birthday or 5 years after the Issue Date, if later.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a)  = the withdrawal amount,

(b)  = the Contract Value immediately prior to the withdrawal, and

(c) = the value of the applicable death benefit alternative immediately prior to the withdrawal.

See Appendix C for an example representative of how the withdrawal adjustment applies.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect the deduction of any applicable Withdrawal Charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges described in the "Contract Maintenance Charge" section above.

DEATH BENEFIT PAYMENTS
DEATH OF OWNER

1.   If your spouse is the sole surviving Contract Owner, or is the sole
     Beneficiary:

a.   Your spouse may elect to receive the Death Proceeds in a lump sum; or

b. Your spouse may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above), subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

i.   over the life of your spouse; or

ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

iii. over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

c. If your spouse does not elect one of these options, the Contract will continue in the Accumulation

                                  24 PROSPECTUS

Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply: The Contract Value of the continued Contract will be the Death Proceeds. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Variable Sub-Accounts as of the end of the Valuation Date on which we receive the complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central Time), except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

i.   transfer all or a portion of the excess among the Variable Sub-accounts;

ii. transfer all or a portion of the excess into the Fixed Account and begin a new Guarantee Period; or

iii. transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in the Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Payout Start Date, the Death Proceeds of the continued Contract will be described under "Death Benefit Amount."

Only one spousal continuation is allowed under the Contract.

2. If the new Contract Owner is not your spouse but is a living person or if there are multiple living-person new Contract Owners:

a. The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

b. The new Contract Owner may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" on page 21), subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

i.   over the life of the new Contract Owner; or

ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Contract Owner; or

iii. over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

c. If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the Death Proceeds as determined as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central
     Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" on page 18) during this 5 year period. No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the new Contract Owner dies prior to the omplete liquidation of the Contract Value, then the new Contract Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the new Contract Owner is a corporation or other type of non-living person:

a. The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

b. If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the Death Proceeds as determined as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" on page
     18) during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5 year period.

We reserve the right to make additional options available to the new Contract Owner upon the death of the Contract Owner.

If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for the above purposes. Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the Death Proceeds is paid.

DEATH OF ANNUITANT

If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the following apply:

1. If the Contract Owner is a living person, then the Contract will continue with a new Annuitant, who will be:

a.   the youngest Contract Owner; otherwise

b. the youngest Beneficiary. You may change the Annuitant before the Payout Start Date.

2.   If the Contract Owner is a non-living person:

a.   The Contract Owner may elect to receive the Death Proceeds in a lump sum;
     or

b. If the Contract Owner does not elect the option above, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. The Contract Value will equal the amount of the Death Proceeds as determined as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central
     Time). Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the Contract Owner may make transfers (as described in "Transfers During the Payout Phase" on page 18) during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

                                  25 PROSPECTUS

We reserve the right to make additional options available to the Contract Owner upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant's death to the date on which the Death Proceeds is paid.

MORE INFORMATION

ALLSTATE NEW YORK

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located 100 Motor Parkway, Hauppauge, New York 11788-5107. Our service center is located in Vernon Hills, Illinois.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life") , a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

THE VARIABLE ACCOUNT

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations.

Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 26 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We

                                  26 PROSPECTUS
may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment portfolio. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional portfolios. We will notify you in advance of any changes.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts.

It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among Variable Accounts buying shares of the Portfolios.

Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a Variable Account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the NASD.

Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales to broker-dealers will not exceed 8.5% of any purchase payments. These commissions are intended to cover distribution expenses. From time to time, we may offer additional sales incentives of up to 1% of purchase payments to broker-dealers who maintain certain sales volume levels.

Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

..    issuance of the Contracts;

..    maintenance of Contract Owner records;

..    Contract Owner services;

..    calculation of unit values;

..    maintenance of the Variable Account; and

                                  27 PROSPECTUS

..    preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. We no longer issue deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

                                  28 PROSPECTUS

TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..    the Contract Owner is a natural person,

..    the investments of the Variable Account are "adequately diversified"
     according to Treasury Department regulations, and

..    Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department

                                  29 PROSPECTUS
announced that the regulations

do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..    if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..    if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..    if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..    if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..    if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any

                                  30 PROSPECTUS
premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or becoming totally disabled,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made under an immediate annuity, or

..    attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate New York is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all

                                  31 PROSPECTUS
countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..    Individual Retirement Annuities (IRAs) under Code Section 408(b);

..    Roth IRAs under Code Section 408A;

..    Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..    Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
     408(p);

..    Tax Sheltered Annuities under Code Section 403(b);

..    Corporate and Self Employed Pension and Profit Sharing Plans under Code
     Section 401; and

..    State and Local Government and Tax-Exempt Organization Deferred
     Compensation Plans under Code Section 457.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate New York no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate New York can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate New York does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made to a beneficiary after the Contract Owner's death,

..    attributable to the Contract Owner being disabled, or

..    made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

                                  32 PROSPECTUS

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or total disability,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made after separation from service after age 55 (does not apply to IRAs),

..    made pursuant to an IRS levy,

..    made for certain medical expenses,

..    made to pay for health insurance premiums while unemployed (applies only for IRAs),

..    made for qualified higher education expenses (applies only for IRAs), and

..    made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..    required minimum distributions, or,

..    a series of substantially equal periodic payments made over a period of at least 10 years, or,

..    a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..    hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate New York is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien or to certain other 'foreign persons'. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer

                                  33 PROSPECTUS
identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..    attains age 59 1/2,

..    severs employment,

..    dies,

..    becomes disabled, or

..    incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.

Generally, we do

                                  34 PROSPECTUS
not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate New York no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

..    A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..    An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owner by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate New York no longer issues annuity contracts to employer sponsored qualified retirement plans. Contracts that have been previously sold to State and Local government and Tax-Exempt organization Deferred Compensation Plans will be administered consistent with the rules for contracts intended to qualify under Section 401(a).

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate New York's annual report on Form 10-K for the year ended December 31, 2004, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000839759. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Customer Service, P.O. Box 82656, Lincoln, NE 68501-2656 (telephone: 1-800-692-4682).

                                  35 PROSPECTUS

APPENDIX A

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*

For the period beginning January 1 and ending December 31,                        2000      2001      2002      2003       2004
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BALANCED - SERIES I SUB-ACCOUNT **
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.154  $  8.881  $  7.270   $  8.354
 Accumulation Unit Value, End of Period                                          $10.154  $  8.881  $  7.270  $  8.354   $  8.870
 Number of Units Outstanding, End of Period                                       26,413   122,945   252,907   290,005    278,556
AIM V.I. CAPITAL APPRECIATION - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.242  $  7.001  $  5.230   $  6.689
 Accumulation Unit Value, End of Period                                          $ 9.242  $  7.001  $  5.230  $  6.689   $  7.043
 Number of Units Outstanding, End of Period                                       10,595    65,809   134,666   161,621    175,396
AIM V.I. GOVERNMENT SECURITIES - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.807  $ 11.356  $ 12.290   $ 12.226
 Accumulation Unit Value, End of Period                                          $10.807  $ 11.356  $ 12.290  $ 12.226   $ 12.423
 Number of Units Outstanding, End of Period                                       12.496    51,574   205,419   280,241    227,477
AIM V.I. GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  8.338  $  5.443  $  3.710   $  4.809
 Accumulation Unit Value, End of Period                                          $ 8.338  $  5.443  $  3.710  $  4.809   $  5.139
 Number of Units Outstanding, End of Period                                       14,487    66,340   103,684   128,420    114,786
AIM V.I. HIGH YIELD - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  8.362  $  7.845  $  7.294   $  9.223
 Accumulation Unit Value, End of Period                                          $ 8.362  $  7.845  $  7.294  $  9.223   $ 10.132
 Number of Units Outstanding, End of Period                                        7,031    27,476    54,243    74,581    106,724
AIM V.I. INTERNATIONAL GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  8.989  $  6,787  $  5.652   $  7.203
 Accumulation Unit Value, End of Period                                          $ 8.989  $  6.787  $  5.652  $  7.203   $  8.820
 Number of Units Outstanding, End of Period                                        6,197    51,835    95,690    96,516     92,690
AIM V.I. PREMIER EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  8.980  $  7.754  $  5.339   $  6.595
 Accumulation Unit Value, End of Period                                          $ 8.980  $  7.754  $  5.339  $  6.595   $  6.889
 Number of Units Outstanding, End of Period                                       29,890   132,390   194,292   196,079    182,257
FIDELITY VIP CONTRAFUND(R) - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.950  $  8.621  $  7.718   $  9.791
 Accumulation Unit Value, End of Period                                          $ 9.950  $  8.621  $  7.718  $  9.791   $ 11.165
 Number of Units Outstanding, End of Period                                       16,726    54,431   130,889   142,815    143,910
FIDELITY VIP EQUITY-INCOME - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.810  $ 10.145  $  8.320   $ 10.708
 Accumulation Unit Value, End of Period                                          $10.810  $ 10.145  $  8.320  $ 10.708   $ 11.794
 Number of Units Outstanding, End of Period                                        1,655    98,345   343,378   427,122    427,302
 FIDELITY VIP GROWTH - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.389  $  7.634  $  5.269   $  6.913
 Accumulation Unit Value, End of Period                                          $ 9.389  $  7.634  $  5.269  $  6.913   $  7.057
 Number of Units Outstanding, End of Period                                       12,984   111,676   271,819   292,079    287,423
FIDELITY VIP GROWTH OPPORTUNITIES - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.350  $  7.901  $  6.098   $  7.820
 Accumulation Unit Value, End of Period                                          $ 9.350  $  7.901  $  6.098  $  7.820   $  8.278
 Number of Units Outstanding, End of Period                                        4,746    23,416    49,139    63,281     75,230
FIDELITY VIP OVERSEAS - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.314  $  7.251  $  5.707   $  8.081
 Accumulation Unit Value, End of Period                                          $ 9.314  $  7.251  $  5.707  $  8.081   $  9.068
 Number of Units Outstanding, End of Period                                        4,880    29,515    84,428    84,019     86,851

                                        36 PROSPECTUS

FTVIP TEMPLETON GLOBAL ASSET ALLOCATION - CLASS 2 SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.443  $  9.286  $  8.768   $ 11.425
 Accumulation Unit Value, End of Period                                          $10.443  $  9.286  $  8.768  $ 11.425   $ 13.055
 Number of Units Outstanding, End of Period                                          632    13,934    25,836    37,170     38,129
FTVIP TEMPLETON FOREIGN SECURITIES - CLASS 2 SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.522  $  8.728  $  7.019   $  9.164
 Accumulation Unit Value, End of Period                                          $10.522  $  8.728  $  7.019  $  9.164   $ 10.276
 Number of Units Outstanding, End of Period                                        7,881    44,999   110,201   121,630    115,042
OPPENHEIMER AGGRESSIVE GROWTH/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.162  $  6.218  $  4.434   $  5.499
 Accumulation Unit Value, End of Period                                          $ 9.162  $  6.218  $  4.434  $  5.499   $  6.504
 Number of Units Outstanding, End of Period                                       10,578   137,154   289,514   301,948    293,993
OPPENHEIMER MAIN STREET/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.274  $  8.227  $  6.597   $  8.256
 Accumulation Unit Value, End of Period                                          $ 9.274  $  8.227  $  6.597  $  8.256   $  8.924
 Number of Units Outstanding, End of Period                                       35,354   173,074   401,718   494,003    512,442
OPPENHEIMER STRATEGIC BOND/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.320  $ 10.685  $ 11.336   $ 13.218
 Accumulation Unit Value, End of Period                                          $10.320  $ 10.685  $ 11.336  $ 13.218   $ 14.185
 Number of Units Outstanding, End of Period                                        8,730    96,313   220,809   276,973    263,324
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.: INITIAL SHARES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.249  $  7.071  $  4.962   $  6.174
 Accumulation Unit Value, End of Period                                          $ 9.249  $  7.071  $  4.962  $  6.174   $  6.475
 Number of Units Outstanding, End of Period                                       11.070    32,951    39,724    41,869     39,582
DREYFUS STOCK INDEX FUND, INC.: INITIAL SHARES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.409  $  8.159  $  6.255   $  7.929
 Accumulation Unit Value, End of Period                                          $ 9.409  $  8.159  $  6.255  $  7.929   $  8.663
 Number of Units Outstanding, End of Period                                       28,181   185,335   611,361   703,922    677,882
DREYFUS VIF - APPRECIATION: INITIAL SHARES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.931  $  8.894  $  7.314   $  8.752
 Accumulation Unit Value, End of Period                                          $ 9.931  $  8.894  $  7.314  $  8.752   $  9.079
 Number of Units Outstanding, End of Period                                        1,285    27,925    80,006    97,355     93,398
DREYFUS VIF - MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                         --        --        --  $ 10.000   $  8.752
 Accumulation Unit Value, End of Period                                               --        --        --  $  9.957   $  9.911
 Number of Units Outstanding, End of Period                                           --        --        --   398,378    329,692
WELLS FARGO ADVANTAGE ASSET ALLOCATION SUB-ACCOUNT ***
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.012  $  9.198  $  7.916   $  9.544
 Accumulation Unit Value, End of Period                                          $10.012  $  9.198  $  7.916  $  9.544   $ 10.306
 Number of Units Outstanding, End of Period                                          667    13,021    54,392    66,680     59,351
WELLS FARGO ADVANTAGE EQUITY INCOME SUB-ACCOUNT ****
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 10.429  $  9.741  $  7.766   $  9.679
 Accumulation Unit Value, End of Period                                          $10.429  $  9.741  $  7.766  $  9.679   $ 10.617
 Number of Units Outstanding, End of Period                                          264     8,467    23,695    25,815     30,383
WELLS FARGO ADVANTAGE LARGE COMPANY CORE SUB-ACCOUNT *****
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.048  $  7.218  $  5.286   $  6.451
 Accumulation Unit Value, End of Period                                          $ 9.048  $  7.218  $  5.286  $  6.451   $  6.904
 Number of Units Outstanding, End of Period                                          390     4,893    20,443    40,250     55,986
DELAWARE VIP SMALL CAP VALUE - STANDARD CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $ 11.593  $ 12.802  $ 11.934   $ 16.732
 Accumulation Unit Value, End of Period                                          $11.593  $ 12.802  $ 11.934  $ 16.732   $ 20.073
 Number of Units Outstanding, End of Period                                        7,204    45,515   133,174   157,546    161,967
DELAWARE VIP TREND - STANDARD CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                    $10.000  $  9.265  $  7.745  $  6.124   $  8.170
 Accumulation Unit Value, End of Period                                          $ 9.265  $  7.745  $  6.124  $  8.170   $  9.084
 Number of Units Outstanding, End of Period                                        5,514    24,184    80,076   112,774    114,856

                                  37 PROSPECTUS

* The Contracts were first offered on June 1, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative charge of 0.10%. All of the Variable Sub-Accounts, with the exception of the Dreyfus VIF - Money Market Sub-Account which was first offered on April 30, 2003, were first offered under the Contracts on June 1, 2000.

** Effective July 1, 2005, the AIM V.I. Balanced Fund -Series I will change its name to AIM V.I Basic Balanced Fund-Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio will be made.

*** Effective April 11, 2005 the Wells Fargo VT Asset Allocation Fund changed its name to Wells Fargo Advantage Asset Allocation Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

**** Effective April 11, 2005 the Wells Fargo VT Equity Income Fund changed its name to Wells Fargo Advantage Equity Income Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

***** Effective April 11, 2005 the Wells Fargo VT Growth Fund changed its name to Wells Fargo Advantage Large Company Core Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

                                  38 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period; and

J = the Treasury Rate for a maturity equal to N years for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.

"Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:

..9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred (in excess of the Free Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                                  39 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Guaranteed Interest Rate: 4.50%

5 Year Treasury Rate at the time the Guarantee Period is established: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

EXAMPLE 1 (ASSUME DECLINING INTEREST RATES)

Step 1.  Calculate Contract      $10,000.00 X (1.045)/3/ = $11,411.66
 Value at End of Contract Year 3:
Step 2. Calculate the Preferred  .15 X $10,000.00 = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Market      I = 4.5%
 Value Adjustment:                J = 4.2%

                                      730 days
                                  N = -------- = 2
                                      365 days

                                 Market Value Adjustment Factor: .9 X (I - J) X N = .9 X (.045 - .042) X (730/365) = .0054

                                 Market Value Adjustment = Market Value
                                 Adjustment Factor X Amount Subject to Market
                                 Value Adjustment:
                                  = .0054 X ($11,411.66 - $1,500.00) = $53.32

                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1.  Calculate Contract      $10,000.00 X (1.045)/3/ = $11,411.66
 Value at End of Contract Year
 3:
Step 2. Calculate the Preferred  .15 X $10,000.00 = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Market      I = 4.5%
 Value Adjustment:                J = 4.8%

                                      730 days
                                  N = -------- = 2
                                      365 days

                                 MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J)
                                 X N = .9 X (.045 - .048) X (730/365) = -.0054

                                 Market Value Adjustment = Market Value
                                 Adjustment Factor X Amount Subject to Market
                                 Value Adjustment:
                                 = -.0054 X ($11,411.66 - $1,500.00) = -$53.52

                                  40 PROSPECTUS

APPENDIX C

WITHDRAWAL ADJUSTMENT EXAMPLE

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000

                              Death Benefit Amount

                                       Contract                  Contract    Death Benefit    Greatest
                                     Value Before  Transaction  Value After   Anniversary    Anniversary
    Date       Type of Occurrence     Occurrence     Amount     Occurrence       Value          Value
---------------------------------------------------------------------------------------------------------
   1/1/05          Issue Date               --       $50,000      $50,000       $50,000        $50,000
---------------------------------------------------------------------------------------------------------
   1/1/06     Contract Anniversary     $55,000            --      $55,000       $50,000        $55,000
---------------------------------------------------------------------------------------------------------
   7/1/06      Partial Withdrawal      $60,000       $15,000      $45,000       $37,500        $41,250
---------------------------------------------------------------------------------------------------------

Withdrawal adjustment equals the partial withdrawal amount divided by the Contract Value immediately prior to the partial withdrawal multiplied by the value of the applicable death benefit amount alternative immediately prior to the partial withdrawal.

DEATH BENEFIT ANNIVERSARY VALUE DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                     (w)               $15,000
--------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                        (a)               $60,000
--------------------------------------------------------------------------------------------------------------
Value of Applicable Death Benefit Amount Immediately Prior to Partial         (d)               $50,000
Withdrawal
--------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                           $12,500
                                                                        [(w)/(a)] X (d)
--------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                          $37,500
--------------------------------------------------------------------------------------------------------------
GREATEST ANNIVERSARY VALUE DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                     (w)               $15,000
--------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                        (a)               $60,000
--------------------------------------------------------------------------------------------------------------
Value of Applicable Death Benefit Amount Immediately Prior to Partial         (d)               $55,000
Withdrawal
--------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                           $13,750
                                                                        [(w)/(a)] * (d)
--------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                          $41,250
--------------------------------------------------------------------------------------------------------------

Please remember that you are looking at a hypothetical example, and that your investment performance may be greater or less than the figures shown.

                                  41 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

              Additions, Deletions or Substitutions of Investments

                                  The Contract

                              Purchase of Contracts

                     Calculation of Accumulation Unit Values

                     Calculation of Variable Income Payments

                                 General Matters

                                Incontestability

                                   Settlements

                  Safekeeping of the Variable Account's Assets

                                     Experts

                              Financial Statements

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                  42 PROSPECTUS

SELECTDIRECTIONS(SM) VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 82656, LINCOLN, NE 68501-2656 TELEPHONE NUMBER: 1-800-632-3492
PROSPECTUS DATED APRIL 30, 2005

Allstate Life Insurance Company of New York ("Allstate New York") is offering the SelectDirections(SM) Variable Annuity, a group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 27 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives including 3 fixed accounts ("FIXED ACCOUNT") and 24 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following underlying fund portfolios ("PORTFOLIOS"):

AIM VARIABLE INSURANCE FUNDS:            MFS(R) VARIABLE INSURANCE TRUST(SM):
-----------------------------            ------------------------------------
AIM V.I. Capital Appreciation Fund -     MFS Research Bond Series - Initial
 Series I                                 Class*
AIM V.I. Core Equity Fund - Series I     MFS High Income Series - Initial Class
AIM V.I. Diversified Income Fund -       MFS Investors Trust Series - Initial
 Series I                                 Class
AIM V.I. International Growth Fund -     MFS New Discovery Series - Initial
 Series I                                 Class
AIM V.I. Premier Equity Fund - Series I

FIDELITY(R) VARIABLE INSURANCE PRODUCTS: OPPENHEIMER VARIABLE ACCOUNT FUNDS:
----------------------------------------  -----------------------------------
  Fidelity VIP Contrafund(R) Portfolio - Oppenheimer Core Bond Fund/VA **
   Initial Class                         Oppenheimer Capital Appreciation
  Fidelity VIP Growth Portfolio - Initial Fund/VA
   Class                                 Oppenheimer Global Securities Fund/VA
  Fidelity VIP High Income Portfolio -   Oppenheimer High Income Fund/VA
   Initial Class                         Oppenheimer Main Street Small Cap
  Fidelity VIP Index 500 Portfolio -      Fund/VA
   Initial Class
  Fidelity VIP Investment Grade Bond     VAN KAMPEN LIFE INVESTMENT TRUST:
   Portfolio - Initial Class             ---------------------------------
  Fidelity VIP Overseas Portfolio -      Van Kampen LIT Comstock Portfolio,
   Initial Class                          Class I
                                         Van Kampen LIT Emerging Growth
                                          Portfolio, Class I
                                         Van Kampen LIT Government Portfolio,
                                          Class I
                                         Van Kampen LIT Money Market Portfolio,
                                          Class I

* Effective May 1, 2005, the MFS Bond Series - Initial Class will change its name to MFS Research Bond Series - Initial Class.

** Effective Apil 29, 2005, the Oppenheimer Bond Fund/VA changed its name to Oppenheimer Core Bond Fund/VA.

WE (Allstate New York) have filed a Statement of Additional Information, dated April 30, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 41 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                       THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS
      IMPORTANT        THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                       INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
       NOTICES         CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
                       GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY
                       AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT
                       RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       THE CONTRACTS ARE NOT FDIC INSURED.

                       THE CONTRACTS ARE ONLY AVAILABLE IN NEW YORK.

                                  1 PROSPECTUS

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
OVERVIEW
  Important Terms                                                              3
  The Contract at a Glance                                                     4
  How the Contract Works                                                       6
  Expense Table                                                                7
  Financial Information                                                        9
CONTRACT FEATURES
  The Contract                                                                 9
  Purchases                                                                   10
  Contract Value                                                              11
  Investment Alternatives                                                     12
     The Variable Sub-Accounts                                                12
     The Fixed Account                                                        14
     Transfers                                                                17
  Expenses                                                                    19
  Access To Your Money                                                        21
  Income Payments                                                             22

                                                                            PAGE
                                                                            ----
  Death Benefits                                                              24
OTHER INFORMATION
  More Information:                                                           26
     Allstate New York                                                        26
     The Variable Account                                                     26
     The Portfolios                                                           27
     The Contract                                                             27
     Non-Qualified Annuities Held Within a Qualified Plan                     28
     Legal Matters                                                            28
  Federal Tax Matters                                                         29
  Annual Reports and Other Documents                                          35
APPENDIX A-ACCUMULATION UNIT VALUES AND NUMBER OF ACCUMULATION
UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS
WERE FIRST OFFERED                                                            38
APPENDIX B -MARKET VALUE ADJUSTMENT                                           38
APPENDIX C - WITHDRAWAL ADJUSTMENT EXAMPLE                                    40
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                         41

                                  2 PROSPECTUS

IMPORTANT TERMS

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            PAGE
                                                                            ----
Accumulation Phase                                                            6
Accumulation Unit                                                            11
Accumulation Unit Value                                                      11
Allstate New York ("We" or "Us")                                              1
Anniversary Values                                                           24
Annuitant                                                                     9
Automatic Additions Program                                                  10
Automatic Portfolio Rebalancing Program                                      18
Beneficiary                                                                   9
Cancellation Period                                                           4
Contract*                                                                     9
Contract Anniversary                                                          5
Contract Owner ("You")                                                        9
Contract Value                                                                5
Contract Year                                                                 4
Death Benefit Anniversary                                                    24
Dollar Cost Averaging Program                                                18
Due Proof of Death                                                           24
Fixed Account                                                                14

                                                                            PAGE
                                                                            ----
Guarantee Periods                                                            15
Income Plans                                                                 22
Investment Alternatives                                                      12
Issue Date                                                                    6
Market Value Adjustment                                                      16
Payout Phase                                                                  6
Payout Start Date                                                             6
Portfolios                                                                   27
Preferred Withdrawal Amount                                                  20
Right to Cancel                                                              11
SEC                                                                           1
Settlement Value                                                             24
Systematic Withdrawal Program                                                21
Tax Qualified Contracts                                                      32
Treasury Rate                                                                16
Valuation Dates                                                              11
Variable Account                                                             26
Variable Sub-Account                                                         12

* The SelectDirections(SM) Variable Annuity is a group contract and your ownership is represented by certificates. References to "CONTRACT" in this prospectus include certificates, unless the context requires otherwise.

                                  3 PROSPECTUS

THE CONTRACT AT A GLANCE

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS      You can purchase a Contract with as little as
                       $3,000 ($2,000 for a "QUALIFIED CONTRACT" which is a
                       Contract issued with a qualified endorsement). You can
                       add to your Contract as often and as much as you like,
                       but each payment must be at least $100. You must maintain
                       a minimum account size of $1,000.
-------------------------------------------------------------------------------
RIGHT TO CANCEL        You may cancel your Contract within 10 days after receipt
                       (60 days if you are exchanging another contract for the
                       Contract described in this prospectus) ("CANCELLATION
                       PERIOD"). Upon cancellation we will return your purchase
                       payments adjusted, to the extent federal or state law
                       permits, to reflect the investment experience of any
                       amounts allocated to the Variable Account.
-------------------------------------------------------------------------------
EXPENSES               You will bear the following expenses:

                       . Total Variable Account annual fees equal to 1.25% of average daily net assets

                       . Annual contract maintenance charge of $30 (with certain exceptions)

                       . Withdrawal charges ranging from 0% to 7% of payment withdrawn (with certain exceptions)

                       . Transfer fee of $10 after 12th transfer in any CONTRACT YEAR (fee currently waived)

                       . State premium tax (New York currently does not impose one).

                       In addition, each Portfolio pays expenses that you will
                       bear indirectly if you invest in a Variable Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT             The Contract offers 27 investment alternatives
ALTERNATIVES           including:

                       . 3 Fixed Account Options (which credits interest at rates we guarantee), and

                       . 24 Variable Sub-Accounts investing in Portfolios offering professional money management by:

                       .    A I M Advisors, Inc.

                       .    Fidelity Management & Research Company

                       .    MFS(TM) Investment Management

                       .    OppenheimerFunds, Inc.

                       .    Van Kampen Asset Management

                       To find out current rates being paid on the Fixed
                       Account, or to find out how the Variable Sub-Accounts
                       have performed, please call us at 1-800-632-3492.
-------------------------------------------------------------------------------
SPECIAL SERVICES       For your convenience, we offer these special services:

                       .    AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                       .    AUTOMATIC ADDITIONS PROGRAM

                       .    DOLLAR COST AVERAGING PROGRAM

                       .    SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------
INCOME PAYMENTS        You can choose fixed income payments, variable income
                       payments, or a combination of the two. You can receive your income payments in one of the following ways:

                       .    life income with guaranteed payments

                       . joint and survivor life income with guaranteed payments

                       . guaranteed payments for a specified period (5 to 30 years)
-------------------------------------------------------------------------------

                                  4 PROSPECTUS

DEATH BENEFITS         If you die before the PAYOUT START DATE, we will pay the
                       death benefit described in the Contract.
-------------------------------------------------------------------------------
TRANSFERS              Before the Payout Start Date, you may transfer your
                       Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. Transfers to the Fixed Account must be at least $500.

                       We do not currently impose a fee upon transfers. However,
                       we reserve the right to charge $10 per transfer after the
                       12th transfer in each "Contract Year," which we measure
                       from the date we issue your Contract or a Contract
                       anniversary ("CONTRACT ANNIVERSARY").
-------------------------------------------------------------------------------
WITHDRAWALS            You may withdraw some or all of your Contract Value at
                       anytime during the Accumulation Phase. Full or partial withdrawals also are available under limited circumstances on or after the Payout Start Date.

                       In general, you must withdraw at least $50 at a time ($1,000 for withdrawals made during the Payout Phase). Withdrawals taken during the Accumulation Phase are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and MARKET VALUE ADJUSTMENT also may apply.
--------------------------------------------------------------------------------

                                  5 PROSPECTUS

HOW THE CONTRACT WORKS

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 27 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or the Fixed Account. If you invest in the Fixed Account, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 22. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                Payout Start
Date            Accumulation Phase       Date                 Payout Phase
------------------------------------------------------------------------------------------------->
You buy    You save for retirement   You elect to receive    You can receive    Or you can receive
a Contract                           income payments or      income payments    income payments
                                     receive a lump sum      for a set period   for life
                                     payment

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner, or if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-632-3492 if you have any question about how the Contract works.

                                  6 PROSPECTUS

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals or surrendering the Contract. The first table describes the fees and expenses that you will pay when you make a withdrawal, surrender the Contract, or transfer Contract Value among the investment alternatives. Premium taxes are not reflected in the tables because New York currently does not impose premium taxes on annuities.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase  0    1    2    3    4    5    6     7+
 Payment Being Withdrawn
-------------------------------------------------------------------------------------------------
Applicable Charge                                        7%   6%   5%   4%   3%   2%   1%    0%
-------------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00**
-------------------------------------------------------------------------------------------------

* Each Contract Year, you may withdraw up to 15% of purchase payments without incurring a Withdrawal Charge or a Market Value Adjustment.

** Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging or automatic portfolio rebalancing. We are currently waiving the transfer fee.

The next tables describe the fees and expenses that you will pay periodically during the time you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Charge                                  $30.00/(1)/
--------------------------------------------------------------------------------

(1)  We will waive this charge in certain cases.

VARIABLE ACCOUNT ANNUAL EXPENSES
 (AS A PERCENTAGE OF DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Mortality and Expense Risk Charge                                        1.15%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.25%
-------------------------------------------------------------------------------

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)(1)

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                            ANNUAL PORTFOLIO EXPENSES

                                                               Minimum   Maximum
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
assets, which may include
management fees, and
other expenses)                                                  0.10%    1.14%
--------------------------------------------------------------------------------

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2004.

                                  7 PROSPECTUS

EXAMPLES

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount that you would bear directly or indirectly if you:

..    invested $10,000 in the Contract for the time periods indicated,

..    earned a 5% annual return on your investment, and

..    surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

THE EXAMPLES DO NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below, because of variations in a Portfolio's expense ratio from year to year.

                                 1 Year    3 Years    5 Years   10 Years
------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses                 $785     $1,181    $1,601     $3,015
------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses                 $678     $  859    $1,059     $1,911
------------------------------------------------------------------------

EXAMPLE 2

 This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                  1Year     3Years     5Years    10Years
------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio Expenses                $275      $841       $1,431    $3,015
------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio Expenses                $168      $519       $  889    $1,911
------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTANENCE CHARGE OF $30 EACH YEAR.

                                  8 PROSPECTUS

FINANCIAL INFORMATION

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.

THE CONTRACT

CONTRACT OWNER

The SelectDirections(SM) Variable Annuity is a contract between you, the Contract Owner, and Allstate New York, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..    the investment alternatives during the Accumulation and Payout Phases,

..    the amount and timing of your purchase payments and withdrawals,

..    the programs you want to use to invest or withdraw money,

..    the income payment plan you want to use to receive retirement income,

..    the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..    the Beneficiary or Beneficiaries who will receive the benefits that the
     Contract provides when the last surviving Contract Owner dies, and

..    any other rights that the Contract provides.

If you die prior to the Payout Start Date, the new Contract Owner will be the surviving Owner. If there is no surviving Owner, the new Contract Owner will be the Beneficiary(ies) as described in the Beneficiary provision. The new Contract Owner may exercise the rights and privileges provided by the Contract, except that if the new Contract Owner took ownership as the Beneficiary, the new Contract Owner's rights will be subject to any restrictions previously placed upon the Beneficiary.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Owner is a Grantor Trust, the Contract Owner will be considered a non-living person for purposes of the Death of Owner and Death of Annuitant provisions of your Contract. The maximum age of the oldest Contract Owner cannot exceed 85 as of the date we receive the completed application. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can alo be purchased as an IRA or TSA (also known as 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the oldest Annuitant cannot exceed 85 as of the date we receive the completed application. If the Contract Owner is a living person you may change the Annuitant prior to the Payout Start Date. In our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

..    the youngest Contract Owner, if living, otherwise

..    the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. See "Death Benefits" on page 24. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Contract Owner. The contingent Beneficiary is the Beneficiary(ies) entitled to receive benefits under the Contract when all primary

                                  9 PROSPECTUS

Beneficiaries predecease the sole surviving Contract Owner.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form, whether or not the Annuitant is living when we receive the notice. Each change is subject to any payment made by us or any other action we take before we accept the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you do not name a Beneficiary or, if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

..    your spouse or, if he or she is no longer alive,

..    your surviving children equally, or if you have no surviving children,

..    your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

You may not assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of qualified plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH YOUR ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $100 ($500 for allocation to the Fixed Account or the Dollar Cost Averaging Fixed Account) or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments, or reduce the minimum purchase payment we will accept. We reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account) by automatically transferring amounts from your bank account. Please consult with your Personal Financial Representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive, in good order, written notice of the change.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service

                                  10 PROSPECTUS
center located in Lincoln, Nebraska (mailing address: P.O. Box 82656, Lincoln, NE 68501-2656).

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus). You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. Upon cancellation, as permitted by federal or state law, we will return your purchase payments allocated to the Variable Account after an adjustment to the extent federal or state law permits to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value.

CONTRACT VALUE

On the Issue Date, the Contract Value is equal to the initial purchase payment. Your Contract Value at any other time during the Accumulation Phase is equal to the sum of the value as of the most recent Valuation Date of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

..    changes in the share price of the Portfolio in which the Variable
     Sub-Account invests, and

..    the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                                  11 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 24 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectus for the Portfolio. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO:               EACH PORTFOLIO SEEKS:         INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------
AIM V.I. Capital         Growth of capital
 Appreciation Fund -
 Series I*
-------------------------------------------------------------------------------
AIM V.I. Core Equity     Growth of capital
 Fund - Series I*                                        A I M ADVISORS, INC.
-------------------------------------------------------------------------------
AIM V.I. Diversified     High level of current income
 Income Fund - Series
 I*
-------------------------------------------------------------------------------
AIM V.I. International   Long-term growth of capital
 Growth Fund - Series
 I*
-------------------------------------------------------------------------------
AIM V.I. Premier Equity  Long-term growth of capital
 Fund - Series I*         with income as a secondary
                          objective
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP             Long-term capital
 Contrafund(R)            appreciation.
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
Fidelity VIP Growth      To achieve capital
 Portfolio - Initial      appreciation.
 Class
-------------------------------------------------------------------------------
Fidelity VIP High        High level of current
 Income Portfolio -       income, while also
 Initial Class            considering growth of          FIDELITY MANAGEMENT &
                          capital.                       RESEARCH COMPANY
-------------------------------------------------------------------------------
Fidelity VIP Index 500   Investment results that
 Portfolio - Initial      correspond to the total
 Class                    return of common stocks
                          publicly traded in
                          the United States,
                          as represented by
                          the Standard &
                          Poor's 500(SM) Index
                          (S&P 500(R)).
-------------------------------------------------------------------------------
Fidelity VIP Investment As high a level of
 current Grade Bond Portfolio - income as is
 consistent Initial Class with the
 preservation of capital.
-------------------------------------------------------------------------------
Fidelity VIP Overseas Long-term growth of
capital.
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------
MFS Research Bond        To provide total return
 Series - Initial         (high current income and
 Class**                  long-term growth of
                          capital)
-------------------------------------------------------------------------------
MFS High Income Series   High current income by
 - Initial Class          investing primarily in a
                          professionally managed         MFS(TM) INVESTMENT
                          diversified portfolio of       MANAGEMENT
                          fixed income securities,
                          some of which may involve
                          equity features
-------------------------------------------------------------------------------
MFS Investors Trust      To provide long-term growth
 Series - Initial Class   of capital and secondarily
                          to provide reasonable
                          current income
-------------------------------------------------------------------------------
MFS New Discovery        Capital appreciation.
 Series - Initial Class
-------------------------------------------------------------------------------

                                  12 PROSPECTUS

OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Core Bond    High level of current
 Fund/VA***               income. As a secondary
                          objective, the
                          Portfolio seeks
                          capital appreciation
                          when consistent with
                          its primary
                          objective.
-------------------------------------------------------------------------------
Oppenheimer Capital      Capital appreciation by
 Appreciation Fund/VA     investing in securities of
                          well-known, established
                          companies.
-------------------------------------------------------------------------------
Oppenheimer Global       Long-term capital               OPPENHEIMERFUNDS, INC.
 Securities Fund/VA       appreciation by investing a
                          substantial portion
                          of assets in
                          securities of
                          foreign issuers,
                          growth-type
                          companies, cyclical
                          industries and
                          special situations
                          that are considered
                          to have appreciation
                          possibilities.
-------------------------------------------------------------------------------
Oppenheimer High Income  A high level of current
 Fund/VA                  income from investment in
                          high-yield fixed-income
                          securities.
-------------------------------------------------------------------------------
Oppenheimer Main Street  Capital appreciation.
 Small Cap Fund/VA
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT Comstock  Capital growth and income      VAN KAMPEN ASSET
 Portfolio, Class I       through investments in        MANAGEMENT
                          equity securities,
                          including common stocks,
                          preferred stocks and
                          securities convertible into
                          common and preferred
                          stocks.
-------------------------------------------------------------------------------
Van Kampen LIT Emerging  Capital appreciation.
 Growth Portfolio,
 Class I
-------------------------------------------------------------------------------
Van Kampen LIT           High current return
 Government Portfolio,    consistent with
 Class I                  preservation of capital
-------------------------------------------------------------------------------
Van Kampen LIT Money     Protection of capital and
 Market Portfolio,        high current income through
 Class I                  investments in money market
                          instruments.
-------------------------------------------------------------------------------

* The Portfolio's investment objective(s) may be changed by the Portfolio's Board of Trustees without shareholder approval

..** Effective May 1, 2005, the MFS Bond Series-Initial Class will change its name to MFS Research Bond Series-Initial Class. In addition, the Portfolio's objective will change as described above.

*** Effective April 29, 2005, the Oppenheimer Bond Fund/VA changed its name to Oppenheimer Core Bond Fund/VA. The Portfolio's objective has not changed.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

                                  13 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT

You may allocate all or a portion of your purchase payments to the Fixed Account Options. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

SIX MONTH DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

Under this Option, you may establish a Dollar Cost Averaging Program allocating purchase payments to the Six Month Dollar Cost Averaging Fixed Account Option ("Six Month DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for six months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Six Month DCA Fixed Account Option. You must transfer all of your money out of the Six Month DCA Fixed Account Option to the Variable Sub-Accounts in six equal monthly installments. If you discontinue the Six Month DCA Fixed Account Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Van Kampen LIT Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Six Month DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer the payment plus associated interest to the Van Kampen LIT Money Market Variable Sub-Account in equal monthly installments. Transferring Account Value to the Van Kampen LIT Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 19.

TWELVE MONTH DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

Under this Option, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Twelve Month Dollar Cost Averaging Fixed Account Option ("Twelve Month DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Twelve Month DCA Fixed Account Option. You must transfer all of your money out of the Twelve Month DCA Fixed Account Option to the Variable Sub-Accounts in twelve equal monthly installments. If you discontinue the Dollar Cost Averaging Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Van Kampen LIT Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Twelve Month DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer the payment plus associated interest to the Van Kampen LIT Money Market Variable Sub-Account in equal monthly installments. Transferring Account Value to the Van Kampen LIT Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 19.

At the end of the transfer period, any nominal amounts remaining in the Six Month Dollar Cost Averaging Fixed Account or the Twelve Month Term Dollar Cost Averaging Fixed Account will be allocated to the Van Kampen LIT Money Market Variable Sub-Account.

Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee.

INVESTMENT RISK

We bear the investment risk for all amounts allocated to the Six Month DCA Fixed Account Option and the Twelve Month DCA Fixed Account Option. That is because we guarantee the current interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Six Month DCA Fixed Account Option and the Twelve Month DCA Fixed Account Option. For current rate information, please contact your representative or our customer support unit at 1-800-632-3492.

                                  14 PROSPECTUS

GUARANTEE PERIODS

Under this option, each payment or transfer allocated to the Fixed Account earns interest at a specified rate that we guarantee for a period of years we call a Guarantee Period. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select one or more Guarantee Periods for each purchase payment or transfer. If you do not select the Guarantee Period for a purchase payment or transfer, we will assign the shortest Guarantee Period available under the Contract for such payment or transfer.

Each payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to the Fixed Account. Please consult with your Personal Financial Representative for more information.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your Personal Financial Representative or Allstate New York at 1-800-632-3492. The interest rate will never be less than the minimum guaranteed amount stated in the Contract.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period.

The following example illustrates how a purchase payment allocated to the Fixed Account would grow, given an assumed Guarantee Period and effective annual interest rate:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82-$10,000)

END OF CONTRACT YEAR

                                             YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                                           ----------  ----------  ----------  ----------  ------------
Beginning Contract Value.................  $10,000.00
 X (1 + Annual Interest Rate)                 X 1.045
                                           ----------
                                           $10,450.00

Contract Value at end of Contract Year...              $10,450.00
 X (1 + Annual Interest                                   X 1.045
                                                       ----------
                                                       $10,920.25

Contract Value at end of Contract Year...                          $10,920.25
 X (1 + Annual Interest Rate)                                         X 1.045
                                                                   ----------
                                                                   $11,411.66

Contract Value at end of Contract Year...                                      $11,411.66
 X (1 + Annual Interest Rate)                                                     X 1.045
                                                                               ----------
                                                                               $11,925.19

Contract Value at end of Contract Year...                                                   $11,925.19
 X (1 + Annual Interest Rate)                                                                  X 1.045
                                                                                           -----------
                                                                                            $12,461.82

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a Withdrawal Charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

                                  15 PROSPECTUS

RENEWALS. At least 15 but not more than 45 days prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) take no action. We will automatically apply your money to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2) instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment. We will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the Shortest Guarantee Period then being offered; or

4) withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Unless you specify otherwise, amounts not withdrawn will be applied to a new Guarantee Period of the shortest duration available. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Under our automatic laddering program ("Automatic Laddering Program"), you may choose, in advance, to use Guarantee Periods of the same length for all renewals. You can select the Automatic Laddering Program at any time during the Accumulation Phase, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering the Automatic Laddering Program at any time. For additional information on the Automatic Laddering Program, please call our customer service center at 1-800-632-3492.

MARKET VALUE ADJUSTMENT. All withdrawals in excess of the Preferred Withdrawal Amount, and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also applies when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30 day period after such Guarantee Period expires). A positive Market Value Adjustment will apply to amounts currently invested in a Guarantee Period that are paid out as death benefits. We will not apply a Market Value Adjustment to a transfer you make as part of a Dollar Cost Averaging Program. We also will not apply a Market Value Adjustment to a withdrawal you make:

..    within the Preferred Withdrawal Amount as described on page 20, or

..    to satisfy the IRS minimum distribution rules for a qualified Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the time remaining in the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you or transferred. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you or transferred.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 2 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 2 year Treasury Rate is 4.80%, then the Market Value Adjustment will be

                                  16 PROSPECTUS
negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. The minimum amount that you may transfer into a Guarantee Period is $500. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer. Transfers you make as part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program do not count against the 12 free transfers per Contract Year.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from the Fixed Account for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment. If any transfer reduces your value in such Guarantee Period to less than $500, we will treat the request as a transfer of the entire value in such Guarantee Period.

We reserve the right to waive any transfer fees and restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-632-3492, if you first send us a completed authorization form. The cut off-time for telephone transfer requests is 4:00 p.m. Eastern Time (3:00 p.m. Central Time). In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time (3:00 p.m. Central Time), or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

                                  17 PROSPECTUS

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

..    whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-account underlying portfolios that we have identified as being susceptible to market timing activities;

..    whether the manager of the underlying portfolio has indicated that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

..    the investment objectives and/or size of the Sub-account underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

DOLLAR COST AVERAGING PROGRAM

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount every month during the Accumulation Phase from any Variable Sub-Account, the Six Month Dollar Cost Averaging Fixed Account, or the Twelve Month Dollar Cost Averaging Fixed Account, to any other Variable Sub-Account. You may not use dollar cost averaging to transfer amounts to the Fixed Account.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will

                                  18 PROSPECTUS
automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Capital Appreciation Variable Sub-Account and 60% to be in the Fidelity VIP Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Capital Appreciation Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Capital Appreciation Variable Sub-Account and use the money to buy more units in the Fidelity VIP Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may not use the Dollar Cost Averaging and the Automatic Portfolio Rebalancing programs at the same time.

EXPENSES

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is for the cost of maintaining each Contract and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

..    total purchase payments equal $50,000 or more, or

..    all of your money is allocated to the Fixed Account on a Contract
     Anniversary.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.15% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

                                  19 PROSPECTUS

WITHDRAWAL CHARGE

We may assess a Withdrawal Charge of up to 7% of the purchase payment(s) you withdraw in excess of the Preferred Withdrawal Amount, adjusted by a Market Value Adjustment. The charge declines by 1% annually to 0% after 7 complete years from the day we receive the purchase payment being withdrawn. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the Withdrawal Charge percentage in effect on the date of the withdrawal, or the Withdrawal Charge percentage in effect on the following day, whichever is lower. A schedule showing how the Withdrawal Charge declines appears on page 7. During each Contract Year, you can withdraw up to 15% of purchase payments without paying the Withdrawal Charge. Unused portions of this 15% "PREFERRED WITHDRAWAL AMOUNT" are not carried forward to future Contract Years.

We determine the Withdrawal Charge by:

..    multiplying the percentage corresponding to the number of complete years since we received the purchase payment being withdrawn, times

..    the part of each purchase payment withdrawal that is in excess of the
     Preferred Withdrawal Amount, adjusted by a Market Value Adjustment.

We will deduct Withdrawal Charges, if applicable, from the amount paid. For purposes of the Withdrawal Charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings in the Contract, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a Withdrawal Charge in the following situations:

..    on the Payout Start Date (a Withdrawal Charge may apply if you elect to receive income payments for a specified period of less than 120 months);

..    the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..    withdrawals taken to satisfy IRS required minimum distribution rules for the Contract; or

..    withdrawals made after all purchase payments have been withdrawn.

We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken during the Accumulation Phase are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Withdrawals may also be subject to a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

PREMIUM TAXES

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently making a provision for such taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Federal Tax Matters section.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of the maximum and minimum amounts for these charges and expenses, see pages 8-9. We may receive compensation from the investment advisers or administrators of the Portfolios for administrative services we provide to the Portfolios.

                                  20 PROSPECTUS

ACCESS TO YOUR MONEY

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Full or partial withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 22.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our customer service center, adjusted by any Market Value Adjustment, less any Withdrawal Charges, contract maintenance charges, income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable Withdrawal Charge and premium taxes.

Withdrawals taken during the Accumulation Phase are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, you must return your Contract to us.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.   An emergency exists as defined by the SEC; or

3.   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment or transfer for 10 business days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or the Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the amount in any Guarantee Period to less than $500, we will treat it as a request to withdraw the entire amount invested in such Guarantee Period. If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $1,000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

                                  21 PROSPECTUS

INCOME PAYMENTS

PAYOUT START DATE

The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later. You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years if you have designated only one Annuitant, or Income Plan 2 with guaranteed payments for 10 years if you have designated joint Annuitants. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

..    fixed income payments;

..    variable income payments; or

..    a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You will also have a limited ability to make transfers from the Variable Account portion of the income payments to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any

                                  22 PROSPECTUS
portion of your right to receive fixed income payments into variable income payments. We deduct applicable premium taxes, if any, from the Contract Value at the Payout Start Date. New York does not currently impose a Premium Tax.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by a Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

..    terminate the Contract and pay you the Contract Value, adjusted by any
     Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..    reduce the frequency of your payments so that each payment will be at least
     $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolio and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from the Fixed Account for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in the Fixed Account on the Payout Start Date by any applicable Market Value Adjustment;

2.   deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 business days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

                                  23 PROSPECTUS

DEATH BENEFITS

We will pay the death proceeds prior to the Payout Start Date on:

(a)  the death of any Contract Owner, or

(b) the death of the Annuitant, if the Contract is owned by a non-living person.

We will pay the death proceeds to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of a Contract owned by a non-living owner, upon the death of the Annuitant, we will pay the death proceeds to the current Contract Owner.

We will determine the value of the death proceeds as of the end of the Valuation Date on which we receive a complete request for settlement of the death proceeds. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

A complete request for settlement of the death proceeds must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death:"

..    a certified copy of the death certificate,

..    a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

..    any other proof acceptable to us.

DEATH PROCEEDS If we receive a complete request for settlement of the death proceeds within 180 days of the date of the death of any Contract Owner, or the death of the Annuitant, if the Contract is owned by a non-living owner, the death proceeds are equal to the Death Benefit described below. Otherwise, the death proceeds are equal to the greater of the Contract Value or the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the death proceeds will equal the Death Benefit as described below. This right applies only to the amount payable as death proceeds and in no way restricts when a claim may be filed.

If we do not receive a complete request for settlement of the death proceeds within 180 days of the date of death, the death proceeds are equal to the greater of:

1)   the Contract Value as of the date we determine the death proceeds; or

2)   the Settlement Value as of the date we determine the death proceeds.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the Death Benefit is equal to the greatest of:

1. the Contract Value as of the date we receive a complete request for settlement of the death proceeds, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death proceeds, or

3. the Contract Value on the Death Benefit Anniversary immediately preceding the date we receive a complete request for settlement of the death proceeds, adjusted by any purchase payments, withdrawal adjustment as defined below, and charges made since that Death Benefit Anniversary. A "DEATH BENEFIT ANNIVERSARY" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries, or

4. the greatest of the Anniversary Values as of the date we receive a complete request for settlement of the death proceeds. An "ANNIVERSARY VALUE" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by the amount of any withdrawal adjustment, as defined below, since that anniversary. Anniversary Values will be calculated for each Contract Anniversary prior to the earlier of:

(i)  the date we determine the death benefit, or

(ii) the deceased's 75th birthday or 5 years after the Issue Date, if later.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount,

(b) = the Contract Value immediately prior to the withdrawal, and

(c) = the value of the applicable death benefit alternative immediately prior to the withdrawal.

See Appendix C for an example representative of how the withdrawal adjustment applies.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect the deduction of any applicable Withdrawal Charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges described in the "Contract Maintenance Charge" section above.

DEATH BENEFIT PAYMENTS
DEATH OF OWNER

                                  24 PROSPECTUS

1.   If your spouse is the sole surviving Contract Owner, or is the sole
     Beneficiary:

a.   Your spouse may elect to receive the Death Proceeds in a lump sum; or

b. Your spouse may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above), subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

i.   over the life of your spouse; or

ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

iii. over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

c. If your spouse does not elect one of these options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply: The Contract Value of the continued Contract will be the Death Proceeds. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Variable Sub-Accounts as of the end of the Valuation Date on which we receive the complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central Time), except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

i.   transfer all or a portion of the excess among the Variable Sub-accounts;

ii. transfer all or a portion of the excess into the Fixed Account and begin a new Guarantee Period; or

iii. transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in the Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Payout Start Date, the Death Proceeds of the continued Contract will be described under "Death Benefit Amount."

Only one spousal continuation is allowed under the Contract.

2. If the new Contract Owner is not your spouse but is a living person or if there are multiple living-person new Contract Owners:

a. The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

b. The new Contract Owner may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" on page 22), subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

i.   over the life of the new Contract Owner; or

ii. for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Contract Owner; or

iii. over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

c. If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the Death Proceeds as determined as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central
     Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" on page 18) during this 5 year period. No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the new Contract Owner dies prior to the complete liquidation of the Contract Value, then the new Contract Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

                                  25 PROSPECTUS

3. If the new Contract Owner is a corporation or other type of non-living person:

a. The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

b. If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the Death Proceeds as determined as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" on page
     18) during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5 year period.

We reserve the right to make additional options available to the new Contract Owner upon the death of the Contract Owner.

If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for the above purposes. Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the Death Proceeds is paid.

DEATH OF ANNUITANT

If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the following apply:

1. If the Contract Owner is a living person, then the Contract will continue with a new Annuitant, who will be:

a.   the youngest Contract Owner; otherwise

b. the youngest Beneficiary. You may change the Annuitant before the Payout Start Date.

2.   If the Contract Owner is a non-living person:

a.   The Contract Owner may elect to receive the Death Proceeds in a lump sum;
     or

b. If the Contract Owner does not elect the option above, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. The Contract Value will equal the amount of the Death Proceeds as determined as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Proceeds (the next Valuation Date if we receive the request after 3:00 p.m. Central
     Time). Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the Contract Owner may make transfers (as described in "Transfers During the Payout Phase" on page 18) during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the Contract Owner upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant's death to the date on which the Death Proceeds is paid.

MORE INFORMATION

ALLSTATE NEW YORK

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York.

Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located at 100 Motor Parkway, Hauppauge, New York 11788-5107.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. With the exception of the directors' qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

THE VARIABLE ACCOUNT

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the

                                  26 PROSPECTUS
management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations.

Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 24 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment portfolio. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional Portfolios. We will notify you in advance of any changes.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts.

It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among Variable Accounts buying shares of the Portfolios.

Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a Variable Account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the NASD, Inc.

The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to

                                  27 PROSPECTUS
broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales to broker-dealers will not exceed 8.5% of any purchase payments.

These commissions are intended to cover distribution expenses.

From time to time, we may offer additional sales incentives of up to 1% of purchase payments to broker-dealers who maintain certain sales volume levels.

Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

..    issuance of the Contracts;

..    maintenance of Contract Owner records;

..    Contract Owner services;

..    calculation of unit values;

..    maintenance of the Variable Account; and

..    preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitaitons on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life Insurance Company of New York no longer issues deferred annuities to employer spnsored qualified retirement plans.

LEGAL MATTERS

All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

                                  28 PROSPECTUS

FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..    the Contract Owner is a natural person,

..    the investments of the Variable Account are "adequately diversified"
     according to Treasury Department regulations, and

..    Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department

                                  29 PROSPECTUS
announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..    if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..    if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..    if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..    if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..    if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any

                                  30 PROSPECTUS
premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or becoming totally disabled,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made under an immediate annuity, or

..    attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate New York is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all

                                  31 PROSPECTUS
countries nor do

all tax treaties provide an exclusion or lower withholding rate for annuities.

                             TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..    Individual Retirement Annuities (IRAs) under Code Section 408(b);

..    Roth IRAs under Code Section 408A;

..    Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..    Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
     408(p);

..    Tax Sheltered Annuities under Code Section 403(b);

..    Corporate and Self Employed Pension and Profit Sharing Plans under Code
     Section 401; and

..    State and Local Government and Tax-Exempt Organization Deferred
     Compensation Plans under Code Section 457.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate New York no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate New York can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate New York does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made to a beneficiary after the Contract Owner's death,

..    attributable to the Contract Owner being disabled, or

..    made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

                                  32 PROSPECTUS

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..    made on or after the date the Contract Owner attains age 59 1/2,

..    made as a result of the Contract Owner's death or total disability,

..    made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..    made after separation from service after age 55 (does not apply to IRAs),

..    made pursuant to an IRS levy,

..    made for certain medical expenses,

..    made to pay for health insurance premiums while unemployed (applies only for IRAs),

..    made for qualified higher education expenses (applies only for IRAs), and

..    made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..    required minimum distributions, or,

..    a series of substantially equal periodic payments made over a period of at least 10 years, or,

..    a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..    hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate New York is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate New York as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien or to certain other 'foreign persons'. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer

                                  33 PROSPECTUS
identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..    attains age 59 1/2,

..    severs employment,

..    dies,

..    becomes disabled, or

..    incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do

                                  34 PROSPECTUS
not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

ANNUAL REPORTS AND OTHER DOCUMENTS

Allstate New York's Annual Report on Form 10-K for the year ended December 31, 2004, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000839759. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Customer Service, P.O. Box 82656, Lincoln, NE 68501-2656 (telephone: 1-800-632-3492).

                                  35 PROSPECTUS

APPENDIX A

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*

For the period beginning January 1 and ending December 31,         2000      2001      2002      2003       2004
------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   7.63  $  5.779  $  4.317   $  5.521
 Accumulation Unit Value, End of Period                           $  7.63  $  5.779  $  4.317  $  5.521   $  5.813
 Number of Units Outstanding, End of Period                         1,991    35,576    91,317   117,184    160,308
AIM V.I. CORE EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.18  $  6.231  $  5.195   $  6.382
 Accumulation Unit Value, End of Period                           $  8.18  $  6.231  $  5.195  $  6.382   $  6.868
 Number of Units Outstanding, End of Period                         1,488    34,966    62,419    79,425     94,314
AIM V.I. DIVERSIFIED INCOME - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.99  $ 10.223  $ 10.328   $ 11.141
 Accumulation Unit Value, End of Period                           $  9.99  $ 10.223  $ 10.328  $ 11.141   $ 11.555
 Number of Units Outstanding, End of Period                           364     5,443    24,375    33,509     47,763
AIM V.I. INTERNATIONAL GROWTH - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.66  $  6.538  $  5.444   $  9.938
 Accumulation Unit Value, End of Period                           $  8.66  $  6.538  $  5.444  $  9.938   $  8.496
 Number of Units Outstanding, End of Period                           305    11,638    15,358    20,763     28,603
AIM V.I. PREMIER EQUITY - SERIES I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.67  $  7.482  $  5.153   $  6.365
 Accumulation Unit Value, End of Period                           $  8.67  $  7.482  $  5.153  $  6.365   $  6.648
 Number of Units Outstanding, End of Period                        21,939    71,223   158,710   177,633    197,713
FIDELITY VIP CONTRAFUND(R) - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.39  $  8.138  $  7.285   $  9.242
 Accumulation Unit Value, End of Period                           $  9.39  $  8.138  $  7.285  $  9.242   $ 10.539
 Number of Units Outstanding, End of Period                         2,196    31,995    97,646   147,589    197,911
FIDELITY VIP GROWTH - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.53  $  6.934  $  4.786   $  6.279
 Accumulation Unit Value, End of Period                           $  8.53  $  6.934  $  4.786  $  6.279   $  6.410
 Number of Units Outstanding, End of Period                        27,151    90,481   208,536   257,920    354,754
FIDELITY VIP HIGH INCOME - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.40  $  7.317  $  7.474   $  9.393
 Accumulation Unit Value, End of Period                           $  8.40  $  7.317  $  7.474  $  9.393   $ 10.166
 Number of Units Outstanding, End of Period                            33    20,582    43,029    63,385    103,282
FIDELITY VIP INDEX 500 - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.04  $  7.845  $  6.025   $  7.640
 Accumulation Unit Value, End of Period                           $  9.04  $  7.845  $  6.025  $  7.640   $  8.345
 Number of Units Outstanding, End of Period                             0    67,571   215,402   267,570    404,671
 FIDELITY VIP INVESTMENT GRADE BOND - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $  10.44  $ 11.179  $ 12.181   $ 12.655
 Accumulation Unit Value, End of Period                           $ 10.44  $ 11.179  $ 12.181  $ 12.655   $ 13.054
 Number of Units Outstanding, End of Period                           132    26,618   143,699      202,    195,735
FIDELITY VIP OVERSEAS - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.97  $  6.982  $  5.496   $  7.781
 Accumulation Unit Value, End of Period                           $  8.97  $  6.982  $  5.496  $  7.781   $  8.732
 Number of Units Outstanding, End of Period                            92    25,188    36,513    43,249     52,535
MFS RESEARCH BOND - INITIAL CLASS SUB-ACCOUNT **
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $  10.39  $ 11.150  $ 11.993   $ 12.949
 Accumulation Unit Value, End of Period                           $ 10.39  $ 11.150  $ 11.993  $ 12.949   $ 13.563
 Number of Units Outstanding, End of Period                             0    18,271   100,799   121,895    110,249

                                  36 PROSPECTUS

MFS HIGH INCOME - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.22  $  9.298  $  9.417   $ 10.969
 Accumulation Unit Value, End of Period                           $  9.22  $  9.298  $  9.417  $ 10.969   $ 11.823
 Number of Units Outstanding, End of Period                           108    10,338     9,733    15,277     49,548
MFS INVESTORS TRUST - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.73  $  8.078  $  6.305   $  7.605
 Accumulation Unit Value, End of Period                           $  9.73  $  8.078  $  6.305  $  7.605   $  8.363
 Number of Units Outstanding, End of Period                             0    27,560    73,504    87,690    114,180
MFS NEW DISCOVERY - INITIAL CLASS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.89  $  8.336  $  5.628   $  7.432
 Accumulation Unit Value, End of Period                           $  8.89  $  8.336  $  5.628  $  7.432   $  7.817
 Number of Units Outstanding, End of Period                         6,891    19,369    66,020    77,933     86,243
OPPENHEIMER CORE BOND/VA SUB-ACCOUNT ***
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $  10.20  $ 10.857  $ 11.695   $ 12.332
 Accumulation Unit Value, End of Period                           $ 10.20  $ 10.857  $ 11.695  $ 12.332   $ 12.847
 Number of Units Outstanding, End of Period                             0    25,776   106,484   121,184    143,175
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.95  $  7.723  $  5.578   $  7.213
 Accumulation Unit Value, End of Period                           $  8.95  $  7.723  $  5.578  $  7.213   $  7.617
 Number of Units Outstanding, End of Period                            91   107,889   186,591   237,209    299,956
OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.63  $  8.363  $  6.431   $  9.082
 Accumulation Unit Value, End of Period                           $  9.63  $  8.363  $  6.431  $  9.082   $ 10.687
 Number of Units Outstanding, End of Period                             0    41,075    84,628   108,776    130,413
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   9.46  $  9.520  $  9.176   $ 11.232
 Accumulation Unit Value, End of Period                           $  9.46  $  9.520  $  9.176  $ 11.232   $ 12.087
 Number of Units Outstanding, End of Period                             0    23,570    52,432    63,049     95,050
OPPENHEIMER MAIN STREET SMALL CAP/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   8.73  $  8.589  $  7.146   $ 10.187
 Accumulation Unit Value, End of Period                           $  8.73  $  8.589  $  7.146  $ 10.187   $ 12.013
 Number of Units Outstanding, End of Period                           240    22,387    77,910   119,444    164,702
VAN KAMPEN LIT COMSTOCK, CLASS I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $  11.58  $ 11.154  $  8.894   $ 11.505
 Accumulation Unit Value, End of Period                           $ 11.58  $ 11.154  $  8.894  $ 11.505   $ 13.379
 Number of Units Outstanding, End of Period                           337    38,811   117,684   175,133    232,285
VAN KAMPEN LIT EMERGING GROWTH, CLASS I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $   7.47  $  5.053  $  3.369   $  4.237
 Accumulation Unit Value, End of Period                           $  7.47  $  5.053  $  3.369  $  4.237   $  4.478
 Number of Units Outstanding, End of Period                        16,637    65,356   138,721   171,774    182,412
VAN KAMPEN LIT GOVERNMENT, CLASS I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          --        --  $ 10.000  $ 10.642   $ 10.692
 Accumulation Unit Value, End of Period                                --        --  $ 10.642  $ 10.692   $ 10.999
 Number of Units Outstanding, End of Period                            --        --    46,592    56,776     48,986
VAN KAMPEN LIT MONEY MARKET, CLASS I SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                     $ 10.00  $  10.14  $ 10.381  $ 10.377   $ 10.305
 Accumulation Unit Value, End of Period                           $ 10.14  $ 10.381  $ 10.377  $ 10.305   $ 10.258
 Number of Units Outstanding, End of Period                             0   129,426   199,118   192,771    199,636

* The Contracts were first offered on September 22, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on September 19, 2000, with the exception of the Van Kampen LIT Government, Class I Sub-Account that was first offered April 30, 2002.

** Effective May 1, 2005, the MFS Bond Series - Initial Class will change its name to MFS Research Bond Series - Initial Class. We will make a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

*** Effective Apil 29, 2005, the Oppenheimer Bond Fund/VA changed its name to Oppenheimer Core Bond Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

                                  37 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period; and

J = the Treasury Rate for a maturity equal to N years for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.

"Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:

..9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred (in excess of the Preferred Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                                  38 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Guaranteed Interest Rate: 4.50%

5 Year Treasury Rate at the time the Guarantee Period is established: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

EXAMPLE 1 (ASSUME DECLINING INTEREST RATES)

Step 1.  Calculate Contract      $10,000.00 X (1.045)/3/ = $11,411.66
 Value at End of Contract Year
 3:
Step 2. Calculate the Preferred .15 X
 $10,000.00 = $1,500.00 Withdrawal Amount:

Step 3. Calculate the Market      I = 4.5%
 Value Adjustment:                J = 4.2%

                                      730 days
                                  N = -------- = 2
                                      365 days

                                 Market Value Adjustment Factor: .9 X (I - J) X N = .9 X (.045 - .042) X (730/365) = .0054

                                 Market Value Adjustment = Market Value
                                 Adjustment Factor X Amount Subject to Market
                                 Value Adjustment:

                                  = .0054 X ($11,411.66 - $1,500.00) = $53.32

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1.  Calculate Contract      $10,000.00 X (1.045)/3/  = $11,411.66
 Value at End of Contract Year 3:
Step 2. Calculate the Preferred .15 X
 $10,000.00 = $1,500.00 Withdrawal Amount:
Step 3. Calculate the Market      I = 4.5%
 Value Adjustment:                J = 4.8%

                                       730 days
                                   N = -------- = 2
                                       365 days

                                 Market Value Adjustment Factor: .9 X (I - J) X N = .9 X (.045 - .048) X (730/365) = -.0054

                                 Market Value Adjustment = Market Value
                                 Adjustment Factor X Amount Subject to Market
                                 Value Adjustment:

                                  = -.0054 X ($11,411.66 - $1,500.00) = -$53.52

                                  39 PROSPECTUS

APPENDIX C WITHDRAWAL ADJUSTMENT EXAMPLE

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000

Death Benefit Amount

-----------------------------------------------------------------------------------------------
                             Contract                  Contract                     Greatest
                Type       Value Before  Transaction  Value After  Death Benefit   Anniversary
   Date     of Occurrence   Occurrence     Amount     Occurrence    Anniversary       Value
                 Value
-----------------------------------------------------------------------------------------------
  1/1/05      IssueDate         --         $50,000      $50,000       $50,000        $50,000
-----------------------------------------------------------------------------------------------
  1/1/06      Contract       $55,000         --         $55,000       $50,000        $55,000
             Anniversary
-----------------------------------------------------------------------------------------------
  7/1/06       Partial       $60,000       $15,000      $45,000       $37,500        $41,250
             Withdrawal
-----------------------------------------------------------------------------------------------

Withdrawal adjustment equals the partial withdrawal amount divided by the Contract Value immediately prior to the partial withdrawal multiplied by the value of the applicable death benefit amount alternative immediately prior to the partial withdrawal.

DEATH BENEFIT ANNIVERSARY VALUE DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL AMOUNT                                                     (w)               $15,000
--------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                        (a)               $60,000
--------------------------------------------------------------------------------------------------------------
Value of Applicable Death Benefit Amount Immediately Prior to Partial         (d)               $50,000
Withdrawal
--------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                    [(w)/(a)] X (d)        $12,500
--------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                          $37,500
--------------------------------------------------------------------------------------------------------------
GREATEST ANNIVERSARY VALUE DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL AMOUNT                                                     (w)               $15,000
--------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                        (a)               $60,000
--------------------------------------------------------------------------------------------------------------
Value of Applicable Death Benefit Amount Immediately Prior to Partial         (d)               $55,000
Withdrawal
--------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                    [(w)/(a)] X (d)        $13,750
--------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                          $41,250
--------------------------------------------------------------------------------------------------------------

Please remember that you are looking at a hypothetical example, and that your investment performance may be greater or less than the figures shown.

                                  40 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

              Additions, Deletions or Substitutions of Investments

                                  The Contract

                              Purchase of Contracts

                     Calculation of Accumulation Unit Values

                     Calculation of Variable Income Payments

                                 General Matters

                                Incontestability

                                   Settlements

                  Safekeeping of the Variable Account's Assets

                                     Experts

                              Financial Statements

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                  41 PROSPECTUS

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 13.OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

Registration fees................   $    0

Cost of printing and engraving...   $  100
Legal fees.......................   $    0
Accounting fees..................   $3,000
Mailing fees.....................   $2,100

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The By-laws of Allstate Life Insurance Company of New York ("Registrant") provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.

The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

During the period beginning on December 1, 2008 and ending on April 3, 2009, the Registrant inadvertently sold deferred annuity contracts or participating interests therein pursuant to two registration statements on Form S-3 that were not in compliance with Rule 415(a)(5) under the Securities Act of 1933. The aggregate amount of securities sold was $2,908,070. Purchasers, however, did receive all material information relating to the security prior to sale, including the prospectus from the existing registration statement. When the technical violation was discovered, the Registrant filed new registration statements on Form S-3 with the Commission to comply with the requirements of Rule 415(a)(5) for continuous offering. These registration statements were declared effective on March 27, 2009 (SEC File No. 333-158183) and April 27, 2009 (SEC File No. 333-158655). Although the legal effect of a violation of Rule 415(a)(5) is not entirely clear, the Registrant may have been deemed to have inadvertently sold unregistered securities during the time period noted above. New procedures have been implemented to ensure timely submission of future registration statement filings.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

16(a)

Exhibit No. Description

(1) Form of Underwriting Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 033-65381) dated September 23, 1996.)

(2) None

3(i) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York dated December 2, 2003. Incorporated herein by reference to Exhibit 3(i) to Allstate Life Insurance Company of New York's Annual Report on Form 10-K for 2003, SEC File No. 333-100029.

3(ii) Amended By-Laws of Allstate Life Insurance Company of New York dated December 16, 1998. Incorporated herein by reference to Exhibit 3(ii) to Allstate Life Insurance Company of New York's Annual Report on Form 10-K for 1998, SEC File No. 333-100029.

(4)(a) Form of AIM Lifetime Plus(SM) Variable Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 033-65381) dated September 23, 1996.)

(b) Form of AIM Lifetime Plus(SM) II Variable Annuity Contract (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 033-65381) dated November 12, 1999.)

(c) Form of "Allstate Custom Portfolio," "Allstate Provider" or
"SelectDirections(SM)" Variable Annuity Contract (Incorporated herein by reference to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-94785) dated January 14, 2000.)

(d) Form of Amendatory Endorsement to Add Dollar Cost Averaging Fixed Accounts to the "Allstate Custom Portfolio", "Allstate Provider", or "SelectDirections" Variable Annuity (Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-94785) dated April 20, 2001.)

(e) Form of Amendatory Endorsement for Transfer Limitations under the "Allstate Custom Portfolio", "Allstate Provider", or "SelectDirections" Variable Annuity (Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-94785) dated April 20, 2001.)

(f) Form of Death Benefit Endorsement (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-100029) dated April 11, 2003.)

(5)(a) Opinion and Consent of General Counsel re: Legality (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement of Allstate Life Insurance Company of New York (File No. 033-65355) dated September 23, 1996.)

(5)(b) Opinion and Consent of General Counsel re: Legality (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-3 Registration Statement of Allstate Life Insurance Company of New York (File No. 033-65355) dated November 12, 1999.)

(5)(c) Opinion and Consent of General Counsel re: Legality (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-3 Registration Statement (File No.333-95703) dated February 14, 2000.)

(5)(d) Opinion of General Counsel Re: Legality (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-3 Registration Statement (File No.333-95703) dated July 21, 2000.)

(5)(e) Opinion of General Counsel Re: Legality (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-3 (File No. 333-95703) dated August 21, 2000.)

(5)(f) Opinion of General Counsel Re: Legality (Incorporated herein by reference to Registrant's Form S-3 Initial Registration Statement (File No. 333-61846) dated May 30, 2001.)

(5)(g) Opinion of General Counsel Re: Securities registered (Previously filed in Registrant's Form S-3 Initial Registration Statement (File No. 333-100029) dated September 24, 2002.)

(5)(h) Opinion of General Counsel Re: Legality (Incorporated by reference to Registrant's Form S-3 Registration Statement (File No. 333-158183) dated March 24, 2009)

(8) None

(9) None

(10)

10.1 Form of Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004. Incorporated herein by reference to
      Exhibit 10.1 to Allstate Life Insurance Company's Annual Report on Form 10-K for 2007. (SEC File No.000-31248)

10.2 New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005. Incorporated herein by reference to
      Exhibit 10.2 to Allstate Life Insurance Company's Quarterly Report on Form 10-Q for quarter ended June 30, 2005. (SEC File No. 333-100029)

10.3 Investment Advisory Agreement and Amendment to Service Agreement as of January 1, 2002 between Allstate Insurance Company, Allstate Investments, LLC and Allstate Life Insurance Company of New York. Incorporated herein by reference to Exhibit 10.2 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended March 31, 2002. (SEC File No. 333-100029)

10.4 Form of Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996. Incorporated herein by reference to Exhibit 10.24 to Allstate Life Insurance Company's Annual Report Form 10-K for 2007. (SEC File No.000-31248)

10.5 Underwriting Agreement between Allstate Life Insurance Company of New York and ALFS, Inc., effective October 1, 1996. Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-100029)

10.6 Principal Underwriting Agreement between Allstate Life Insurance Company of New York and Allstate Distributors, L.L.C., effective May 1, 2000. Incorporated herein by reference to Exhibit 10.2 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-100029)

10.7 Amendment Number One to the Principal Underwriting Agreement between Allstate Life Insurance Company of New York and Allstate Distributors, L.L.C. effective October 1, 2002. Incorporated herein by reference to
      Exhibit 10.1 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

10.8 Selling Agreement between Allstate Life Insurance Company of New York, ALFS, Inc. and Allstate Financial Services, LLC effective May 1, 2005. Incorporated herein by reference to Exhibit 10.7 to Allstate Life Insurance Company's Annual Report on Form 10-K for 2003. (SEC File No. 000-31248)

10.9 Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York effective January 1, 1984 as amended by Amendment No. 1 effective September 1, 1984, Amendment No.2 effective January 1, 1987, Amendment No.3 effective October 1, 1988, Amendment No.4 effective January 1, 1994 and Amendment No.5 effective December 31, 1995. Incorporated herein by reference to Exhibit 10.6 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-100029)

10.10 Assumption Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York effective July 1, 1984. Incorporated herein by reference to Exhibit 10.7 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-100029)

10.11 Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York, effective January 1, 1986, as amended by Amendment No.1 effective December 31, 1995 and Amendment No. 2 effective December 1, 1995. Incorporated herein by reference to Exhibit
      10.8 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-100029)

10.12 Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York, effective January 1, 1991, as amended by Amendment No.1 effective December 31, 1995. Incorporated herein by reference to Exhibit 10.9 to Allstate Life Insurance Company of New York's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-100029)

10.13 Stop Loss Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York effective December 31, 2001. Incorporated herein by reference to Exhibit 10.16 to Allstate Life Insurance Company of New York's Annual Report on Form 10-K for 2003. (SEC File No. 333- 100029)

10.14 Cash Management Services Master Agreement between Allstate Insurance Company and Allstate Bank (f/k/a Allstate Federal Savings Bank) dated March 16, 1999. Incorporated herein by reference to Exhibit 10.32 to Allstate Life Insurance Company's Form 10 filed on April 24, 2002. (SEC File No. 000-31248)

10.15 Amendment No. 1 effective January 5, 2001 to Cash Management Services Master Agreement between Allstate Insurance Company and Allstate Bank dated March 16, 1999. Incorporated herein by reference to Exhibit 10.33 to Allstate Life Insurance Company's Form 10 filed on April 24, 2002. (SEC File No. 000- 31248)

10.16 Amendment No. 2 entered into November 8, 2002 to the Cash Management Services Master Agreement between Allstate Insurance Company, Allstate Bank and Allstate Motor Club, Inc. dated March 16, 1999. Incorporated herein by reference to Exhibit 10.19 to Allstate Life Insurance Company's Annual Report on Form 10-K filed for 2007. (SEC File No. 000-31248)

10.17 Premium Depository Service Supplement dated as of September 30, 2005 to Cash Management Services Master Agreement between Allstate Insurance Company, Allstate Bank, Allstate Motor Club, Inc. and certain other parties. Incorporated herein by reference to Exhibit 10.20 to Allstate Life Insurance Company's Annual Report on Form 10-K filed for 2007. (SEC File No. 000-31248)

10.18 Variable Annuity Service Supplement dated November 10, 2005 to Cash Management Services Agreement between Allstate Bank, Allstate Life Insurance Company of New York and certain other parties. Incorporated herein by reference to Exhibit 10.21 to Allstate Life Insurance Company's Annual Report on Form 10-K filed for 2007. (SEC File No. 000-31248)

10.19 Sweep Agreement Service Supplement dated as of October 11, 2006 to Cash Management Services Master Agreement between Allstate Life Insurance Company, Allstate Bank, Allstate Motor Club, Inc. and certain other companies. Incorporated herein by reference to Exhibit 10.22 to Allstate Life Insurance Company's Annual Report on Form 10-K filed for 2007. (SEC File No. 000-31248)

10.20 Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007. Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company of New York's Current Report on Form 8-K filed February 21, 2008. (SEC File No. 333-100029)

10.21 Intercompany Loan Agreement among The Allstate Corporation, Allstate Life Insurance Company, Lincoln Benefit Life Company and other certain subsidiaries of The Allstate Corporation dated February 1, 1996. Incorporated herein by reference to Exhibit 10.24 of Allstate Life Insurance Company's Annual Report on Form 10-K for 2006. (SEC File No. 000-31248)

10.22 Administrative Agreement between Allstate Life Insurance Company, ALFS, Inc., and Allstate Life Insurance Company of New York effective June 1, 1993. Incorporated herein by reference to Exhibit 10.22 to Allstate Life Insurance Company of New York's Annual Report on Form 10-K for 2008. (SEC File No. 333- 100029)

10.23 Administrative Services Agreement between Allstate Life Insurance Company of New York and ALFS, Inc. effective January 1, 2002. Incorporated herein by reference to Exhibit 10.22 to Allstate Life Insurance Company of New York's Annual Report on Form 10-K for 2008.

(11)  None

(12)  None

(15) Letter RE: Unaudited interim financial information from Registered Public Accounting Firm. Filed herewith.

(16)  Letter re change in certifying accountant. Not Applicable.

(21)  Subsidiaries of the registrant. Not applicable.

(23)  Consent of Independent Registered Public Accounting Firm. Filed herewith.

(24)(a) Powers of Attorney for Marcia D. Alazraki, Michael B. Boyle, Frederick
F. Cripe, Matthew S. Easley, Robert J. Holden, Cleveland Johnson, Jr., Susan
L. Lees, John C. Lounds, Kenneth R. O'Brien, Samuel H. Pilch, John C. Pintozzi, John R. Raben, Jr., Phyllis H. Slater, and J. Eric Smith. Incorporated herein by reference to the Registration Statement on Form S-3 File No. 333-158183 dated March 24, 2009.

(24)(b) Power of Attorney for Matthew S. Easley.  Filed herewith.

(25) None

(26) None

(27) Not applicable

(99)(a) Form of Resolution of Board of Directors (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Form S-1 Registration Statement (File No. 033-47245) dated April 1, 1997.)

(99)(b) Experts. Filed herewith.

16(b) Financial statement schedules required by Regulation S-X (17 CFR Part 210) and Item 11(e) of Form S-1 are incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 18, 2009, and the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the SEC on May 12, 2009, File No. 333- 100029.

ITEM 17. UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bonafide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 ((S)230.424 of this chapter);

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, Allstate Life Insurance Company of New York, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 18th day of June, 2009.

                                     ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                                     (REGISTRANT)


                                    By: /s/ SUSAN L. LEES
                                        ---------------------------------------
                                        Susan L. Lees, Director, Vice President,
                                        General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 18th day of June 2009.


*/MARCIA D. ALAZRAKI                    Director
-------------------------------------
Marcia D. Alazraki


*/MICHAEL B. BOYLE                      Director and Vice President
-------------------------------------
Michael B. Boyle


*/FREDERICK F. CRIPE                    Director, Chairman, President and Chief
-------------------------------------   Executive Officer
Fredrick F. Cripe


*/MATTHEW S. EASLEY                     Director and Vice President
-------------------------------------
Matthew S. Easley


*/ROBERT J. HOLDEN                      Director, Vice President and Chief
-------------------------------------   Operations Officer
Robert J. Holden


*/CLEVELAND JOHNSON, JR.                Director
-------------------------------------
Cleveland Johnson, Jr.


/s/ SUSAN L. LEES                       Director, Vice President, General
-------------------------------------   Counsel and Secretary
Susan L. Lees


*/JOHN C. LOUNDS                        Director and Vice President
-------------------------------------
John C. Lounds


*/KENNETH R. O'BRIEN                    Director
-------------------------------------
Kenneth R. O'Brien


*/SAMUEL H. PILCH                       Controller and Group Vice President
-------------------------------------   (Principal Accounting Officer)
Samuel H. Pilch


*/JOHN C. PINTOZZI                      Director, Vice President and Chief
-------------------------------------   Financial Officer (Principal Financial
John C. Pintozzi                        Officer)


*/JOHN R. RABEN, JR.                    Director
-------------------------------------
John R. Raben, Jr.


*/PHYLLIS H. SLATER                     Director
-------------------------------------
Phyllis H. Slater


*/JOHN ERIC SMITH                       Director and Vice President
-------------------------------------
John Eric Smith

*/   By Susan L. Lees, pursuant to Power of Attorney.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No. Description

(15) Letter Re: Unaudited Interim Financial Information from Registered Public Accounting Firm.

(23) Consent of Independent Registered Public Accounting Firm

(24)(b) Power of Attorney for Matthew S. Easley

(99)(b) Experts